                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                811-6247
                                   ---------------------------------------------

                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               4500 MAIN STREET, KANSAS CITY, MISSOURI     64111
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

      CHARLES A. ETHERINGTON, 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:       816-531-5575
                                                    ----------------------------

Date of fiscal year end:          11-30
                          ------------------------------------------------------

Date of reporting period:         05-31-2007
                          ------------------------------------------------------

ITEM 1. REPORTS TO STOCKHOLDERS.

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               May 31, 2007

[photo of summer]

International Growth Fund
Global Growth Fund
International Value Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® International Growth, Global Growth and International Value
funds for the six months ended May 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website,
americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining us in 2006,
Enrique worked at Munder Capital Management, serving the last four years as president and CIO.

Filling the vacant International Equity CIO position, Mark On joined American
Century Investments in May 2007. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in Singapore.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen our financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      International Equity Total Returns . . . . . . . . . . . . . . . . .    2

INTERNATIONAL GROWTH

GLOBAL GROWTH

INTERNATIONAL VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for International Growth,

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Mark On, Chief Investment Officer, International Equity

INTERNATIONAL STOCKS HIGHER

International equities registered healthy gains for the six months ended May
31, 2007, with most global equity markets posting double-digit returns. Market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe, and Latin America approached or established record highs.

The ride was bumpy, however. Global equity markets sold off sharply in March as investors pondered the implications of trouble in the U.S. subprime mortgage market for the broader economy, and a potential ripple effect from slower consumer spending. However, a number of factors helped international equities bounce back to post solid gains. Steady global growth, massive liquidity, corporate share buybacks, and record merger and acquisition activity all buoyed global asset prices.

Emerging market shares, whose performance is most closely tied to global growth and investor appetite for risk, performed best. European stocks were next, while shares of Japanese equities lagged. Looking at performance by style, growth shares narrowly led value, as measured by the MSCI EAFE Growth and Value indexes, breaking a lengthy streak of value outperformance.

HEALTHY GLOBAL GROWTH

Despite a slowdown in U.S. economic growth, the global economy remained resilient. Strong consumer and corporate demand, reasonably low inflation, improving labor markets, and moderate (though rising) global interest rates have provided steady support for global growth since the recovery began in
2002.

Healthy economic growth led the European Central Bank to hike short-term interest rates twice during the period in the latest of seven-consecutive rate increases. The Bank of Japan also raised interest rates during the period, as unemployment fell to a nine-year low.

SEEKING OPPORTUNITIES

The economic growth in many countries and increasing confidence among investors were testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and our international team is dedicated to searching for companies to help drive investment performance.

International Equity Total Returns
For the six months ended May 31, 2007 (in U.S. dollars)*
MSCI EM Index                                         17.50%
MSCI Europe Index                                     16.13%
MSCI EAFE Growth Index                                14.78%
MSCI EAFE Index                                       14.08%
MSCI EAFE Value Index                                 13.37%
MSCI World Free Index                                 12.25%
MSCI Japan Index                                       5.72%

* Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
International Growth

Total Returns as of May 31, 2007
                                                  Average Annual Returns
                          6                             10         Since     Inception
                          months(1)   1 year   5 years   years   Inception      Date

INVESTOR CLASS              13.90%    26.71%   12.95%    8.77%     10.97%      5/9/91

MSCI EAFE INDEX             14.08%    26.84%   16.75%    8.23%    8.20%(2)       --

MSCI EAFE GROWTH INDEX      14.78%    25.13%   14.71%    5.75%    5.92%(2)       --

Institutional Class         14.01%    26.91%   13.17%     --       9.25%      11/20/97

Advisor Class               13.84%    26.34%   12.67%    8.50%     9.89%      10/2/96

A Class
 No sales charge*           13.73%    26.32%     --       --       21.55%
 With sales charge*         7.20%     19.02%     --       --       19.90%     1/31/03

B Class
 No sales charge*           13.29%    25.37%     --       --       20.64%
 With sales charge*         8.29%     21.37%     --       --       20.39%     1/31/03

C Class
 No sales charge*           13.37%    25.42%   11.80%     --       6.92%
 With sales charge*         12.37%    25.42%   11.80%     --       6.92%       6/4/01

R Class                     13.63%    26.00%     --       --     20.42%(3)    8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Since 4/30/91, the date nearest the Investor Class's inception for which data are available.

(3) Class returns would have been lower if the class had not received partial reimbursements of its distribution and service fees during the periods.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

International Growth

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31
              1998    1999     2000      2001     2002      2003     2004     2005     2006     2007

Investor
Class        30.30%  -2.85%   48.27%   -22.48%   -13.34%  -15.25%   22.36%   10.36%   26.80%   26.71%

MSCI
EAFE
Index        11.11%   4.36%   17.14%   -17.23%   -9.60%   -12.30%   32.66%   14.62%   28.24%   26.84%

MSCI
EAFE
Growth
Index        10.50%   2.75%   20.82%   -27.39%   -11.58%  -11.92%   27.01%   11.88%   26.83%   25.13%

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
International Growth

Portfolio Managers: Alex Tedder and Keith Creveling

PERFORMANCE SUMMARY

International Growth gained 13.90%* during the six months ended May 31, 2007.
Its benchmark, the MSCI EAFE Index, advanced 14.08%. The portfolio's results reflected operating expenses, while the index returns did not. Since its inception on May 9, 1991, International Growth has provided an average annualized return of 10.97%**, versus 8.20% for its benchmark.

As noted in the Market Perspective on page 2, economies worldwide enjoyed healthy growth during the period and contributed to absolute gains. The optimism was somewhat tempered, however, as central banks moved to cool growth rates by raising interest rates.

Within the portfolio, stock selection in the consumer staples and information technology sectors weighed on relative performance, while more effective stock selection in the financials and telecommunication services sectors helped boost the portfolio's relative returns. From a geographic perspective, underperforming stocks from the Netherlands and Sweden diminished relative returns, while effective security selection in the United Kingdom and an underweight stake in Japan, which trailed the benchmark, helped the portfolio advance on a relative basis.

FOOD HOLDINGS WEIGHED

Although every sector contributed positively on an absolute basis during the period, five lagged the benchmark on a relative basis, which led to underperformance compared to the benchmark. Two overweight positions within the consumer staples sector, food manufacturers Group Danone of France and
Royal Numico N.V. of the Netherlands, ranked among the portfolio's poorest relative performers during the period.

Sluggish revenue growth in Group Danone's beverage division coincided with legal issues surrounding a Chinese venture and dampened returns. Royal Numico, which expanded into China and Vietnam last year with its purchase of Dumex, contended with lower-than-expected earnings, which it primarily attributed to rising prices for raw ingredients.

INDUSTRIALS SPURRED ADVANCE

Enhancing the portfolio's relative returns were two holdings within the industrials sector. Despite a late-period setback due to lower-than-expected quarterly earnings, Denmark's Vestas Wind Systems AS, the largest wind-power system developer in the world, advanced significantly, and the portfolio benefited from its overweight position. The company reiterated its 2007 forecast for a 17% increase in annual revenues and a global market share goal of 35% by 2008.

Top Ten Holdings as of May 31, 2007
                                  % of net       % of net
                                assets as of   assets as of
                                   5/31/07       11/30/06
Total SA                            1.6%           1.6%
Nintendo Co., Ltd.                  1.6%           0.5%
National Bank of Greece SA          1.6%           1.2%
Julius Baer Holding AG              1.6%           0.5%
Tesco plc                           1.6%           1.5%
Roche Holding AG                    1.5%           2.0%
Burberry Group plc                  1.5%           1.2%
Groupe Danone                       1.5%           1.7%
Saipem SpA                          1.4%           0.7%
HSBC Holdings plc                   1.4%            --

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** Return shown for the benchmark is since 4/30/91, the date nearest the
Investor Class's inception for which data are available.

------
5

International Growth

Also helping performance was an overweight stake in Hochtief AG, a German construction and engineering firm. To counter lackluster results from its domestic construction division, due in part to rising costs for materials and subcontractors, the company has built profitable units across Asia and
Australia.

SELECT FINANCIALS THRIVED

Notable stock selections in the financials sector included overweight positions in Swiss asset manager Julius Baer Holding AG from the capital markets group and National Bank of Greece SA, a commercial bank.

Julius Baer, a holding that doesn't appear in the benchmark, said operating profits rose 12% -- and net profits by 35% -- in 2006 while operating expenses increased by just 1%. Meanwhile, as it pushes to become the largest bank in southeast Europe and Turkey, National Bank of Greece, an overweight position, announced it expects profits to expand by an average of more than 30% a year for the next three years. Both stocks also received lifts amid merger and acquisition speculation.

STARTING POINT FOR NEXT REPORTING PERIOD

The landscape continues to change for international investors: Although emerging economies continue to be the driver of growth worldwide, many are moving from export-driven growth to internal growth, based on consumption.

Against this backdrop, we continue to believe that the outlook for large-cap growth companies remains very good. International Growth has broad exposure to high-quality growth companies in a number of markets, and we believe that these will deliver solid returns, even in volatile market conditions.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        5/31/07       11/30/06
Foreign Common Stocks                   100.6%          99.8%
Foreign Preferred Stocks                 0.6%            --
TOTAL EQUITY EXPOSURE                   101.2%          99.8%
Temporary Cash Investments               0.1%           0.3%
Other Assets and Liabilities(1)         (1.3)%         (0.1)%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of May 31, 2007
                                      % of net        % of net
                                    assets as of    assets as of
                                      5/31/07         11/30/06
Japan                                  17.5%           16.1%
United Kingdom                         14.7%           17.2%
Switzerland                            12.9%           12.4%
Germany                                10.9%            5.4%
France                                  9.5%            9.5%
Australia                               5.0%            4.0%
Italy                                   4.6%            3.7%
India                                   2.8%            2.3%
Spain                                   2.3%            3.0%
Other Countries                        21.0%           26.2%
Cash and Equivalents(2)                (1.2)%           0.2%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
International Growth

MAY 31, 2007 (UNAUDITED)

Shares               ($ IN THOUSANDS)                                        Value

Common Stocks -- 100.6%

AUSTRALIA -- 5.0%
          1,274,964  BHP Billiton Ltd.(1)                                 $ 33,290
            281,310  CSL Ltd.(1)                                            20,775
            860,272  National Australia Bank Ltd.(1)                        30,305
          1,196,060  QBE Insurance Group Ltd.(1)                            30,922
            221,214  Rio Tinto Ltd.(1)                                      17,487
                                                                        ----------
                                                                           132,779
                                                                        ----------
AUSTRIA -- 0.9%
            297,169  Erste Bank der Oesterreichischen Sparkassen
                     AG(1)(2)                                               23,310
                                                                        ----------
BELGIUM -- 1.9%
            209,725  KBC Groupe                                             28,937
            108,450  Umicore                                                23,145
                                                                        ----------
                                                                            52,082
                                                                        ----------
CANADA -- 0.8%
            494,930  Rogers Communications Inc. Cl B(1)                     20,524
                                                                        ----------
CZECH REPUBLIC -- 0.8%
            416,030  CEZ AS(2)                                              21,257
                                                                        ----------
DENMARK -- 0.8%
            305,210  Vestas Wind Systems AS(2)                              21,444
                                                                        ----------
FINLAND -- 1.8%
            490,480  Metso Oyj                                              27,281
            805,810  Nokia Oyj                                              22,063
                                                                        ----------
                                                                            49,344
                                                                        ----------
FRANCE -- 9.5%
            312,569  Accor SA(1)                                            29,064
            108,850  ALSTOM Co.(2)                                          17,237
            717,498  AXA SA(1)                                              31,365
            249,089  Groupe Danone(1)                                       39,020
            125,783  PPR SA(1)                                              22,958
            168,870  Schneider Electric SA(1)                               24,377
            139,076  Societe Generale(1)                                    27,093
            579,086  Total SA(1)                                            43,631
            231,068  Veolia Environnement(1)                                19,337
                                                                        ----------
                                                                           254,082
                                                                        ----------
GERMANY -- 10.3%
            258,710  adidas AG                                              16,513
            136,390  Allianz SE(1)                                          30,278
            182,390  BASF AG                                                22,586
            128,760  Continental AG                                         18,209
            131,250  DaimlerChrysler AG                                     12,035

Shares               ($ IN THOUSANDS)                                        Value

            130,780  Deutsche Boerse AG(1)                                $ 30,954
            162,401  Fresenius Medical Care AG & Co. KGaA(1)                23,834
            807,986  GEA Group AG(2)                                        26,058
            193,468  Hochtief AG(1)                                         22,425
            517,285  KarstadtQuelle AG(2)                                   18,513
            253,310  Q-Cells AG(1)(2)                                       21,131
            175,620  SAP AG                                                  8,405
            188,000  Siemens AG                                             24,773
                                                                        ----------
                                                                           275,714
                                                                        ----------
GREECE -- 1.6%
            710,870  National Bank of Greece SA(2)                          42,447
                                                                        ----------
HONG KONG -- 1.0%
          2,186,300  Esprit Holdings Limited                                26,921
                                                                        ----------
INDIA -- 2.8%
            388,800  Housing Development Finance Corp. Ltd.                 18,015
            221,200  Infosys Technologies Ltd.                              10,520
          2,323,540  Reliance Communication Ventures Ltd.(2)                29,065
            540,460  Tata Consultancy Services Ltd.                         16,179
                                                                        ----------
                                                                            73,779
                                                                        ----------
IRELAND -- 1.5%
            907,622  Anglo Irish Bank Corp. plc                             21,309
            456,624  Ryanair Holdings plc ADR(1)(2)                         18,854
                                                                        ----------
                                                                            40,163
                                                                        ----------
ITALY -- 4.6%
            851,705  Banco Popolare di Verona e Novara Scrl(1)              25,875
            759,509  ENI SpA                                                26,855
            291,360  Fiat SpA                                                8,342
            451,100  Finmeccanica SpA(1)                                    14,190
            238,840  Luxottica Group SpA(1)                                  8,384
          1,230,724  Saipem SpA(1)                                          38,466
                                                                        ----------
                                                                           122,112
                                                                        ----------
JAPAN -- 17.5%
            266,500  AEON Mall Co., Ltd.(1)                                  9,658
            533,900  Canon, Inc.(1)                                         31,414
            378,300  Daikin Industries Ltd.                                 13,834
            161,300  Fanuc Ltd.                                             15,402
            243,000  Ibiden Co. Ltd.                                        13,119
          2,105,000  Isuzu Motors Ltd.                                      10,258
              3,080  KDDI Corp.                                             26,323
            358,200  LAWSON Inc.(1)                                         12,775
            412,400  Makita Corp.                                           17,148
          2,692,000  Marubeni Corp.                                         18,826

------
7

International Growth

Shares               ($ IN THOUSANDS)                                        Value

          2,958,000  Mitsubishi Electric Corp.                            $ 27,054
              1,357  Mitsubishi UFJ Financial Group, Inc.                   15,612
            123,800  Nintendo Co., Ltd.                                     43,288
          2,086,000  Nippon Yusen Kabushiki Kaisha(1)                       19,250
            135,430  ORIX Corp.                                             36,281
            705,000  Sharp Corp.                                            13,499
            195,500  Sony Corp.(1)                                          11,262
          2,279,000  Sumitomo Heavy Industries Ltd.                         25,901
          4,890,000  Sumitomo Metal Industries Ltd.                         26,481
            661,000  Sumitomo Realty & Development Co. Ltd.                 24,986
          1,336,000  Tokyo Tatemono Co. Ltd.(1)                             19,268
            594,900  Toyota Motor Corp.                                     35,687
                                                                        ----------
                                                                           467,326
                                                                        ----------
MEXICO -- 1.3%
            564,382  America Movil, SAB de CV ADR                           34,172
                                                                        ----------
NETHERLANDS -- 1.4%
            308,180  Heineken N.V.                                          17,954
            450,696  ING Groep N.V. CVA                                     20,078
                                                                        ----------
                                                                            38,032
                                                                        ----------
NORWAY -- 1.9%
            675,150  Aker Kvaerner ASA(1)                                   16,570
          1,298,160  Statoil ASA(1)                                         35,467
                                                                        ----------
                                                                            52,037
                                                                        ----------
PEOPLE'S REPUBLIC OF CHINA -- 0.4%
          4,198,500  China Merchants Bank Co. Ltd. Cl H(1)                  10,834
                                                                        ----------
RUSSIAN FEDERATION -- 0.6%
            304,466  Mobile TeleSystems ADR(1)(2)                           16,496
                                                                        ----------
SINGAPORE -- 1.0%
          3,538,000  Keppel Corp. Ltd.(1)                                   25,580
                                                                        ----------
SOUTH AFRICA -- 0.7%
            331,880  Anglo American plc                                     19,965
                                                                        ----------
SPAIN -- 2.3%
          1,380,780  Banco Bilbao Vizcaya Argentaria SA                     34,889
            398,879  Inditex SA(1)                                          25,175
                                                                        ----------
                                                                            60,064
                                                                        ----------

Shares               ($ IN THOUSANDS)                                        Value

SWEDEN -- 1.4%
            361,820  Swedbank AB Cl A                                     $ 13,333
          6,420,160  Telefonaktiebolaget LM Ericsson Cl B                   24,355
                                                                        ----------
                                                                            37,688
                                                                        ----------
SWITZERLAND -- 12.9%
          1,340,595  ABB Ltd.(1)                                            28,668
            275,199  Adecco SA(1)                                           20,069
            440,909  Compagnie Financiere Richemont SA Cl A                 27,116
            448,840  Credit Suisse Group                                    34,125
            323,940  Holcim Ltd.(1)                                         35,826
            556,700  Julius Baer Holding AG(1)                              42,347
             75,550  Nestle SA                                              29,413
            424,165  Novartis AG                                            23,836
            216,499  Roche Holding AG                                       39,723
            167,933  Syngenta AG                                            31,608
            127,830  Synthes Inc.                                           15,932
            234,084  UBS AG                                                 15,266
                                                                        ----------
                                                                           343,929
                                                                        ----------
TAIWAN (REPUBLIC OF CHINA) -- 0.9%
          3,494,800  Hon Hai Precision Industry Co., Ltd.                   24,703
                                                                        ----------
TURKEY -- 0.3%
          1,126,171  Turkiye Halk Bankasi AS(2)                              7,351
                                                                        ----------
UNITED KINGDOM -- 14.7%
          1,486,061  Barclays plc                                           21,239
          2,224,429  BG Group plc                                           33,993
          2,572,170  BT Group plc                                           16,777
          2,902,676  Burberry Group plc                                     39,273
          1,496,787  Capita Group plc                                       21,955
            401,830  Daily Mail and General Trust plc A Shares               6,701
            703,962  GlaxoSmithKline plc                                    18,255
          2,059,550  HSBC Holdings plc                                      38,077
          1,294,680  Informa plc                                            15,134
          3,112,200  International Power plc                                27,954
          2,475,754  Man Group plc                                          28,841
            342,990  Punch Taverns plc                                       9,125
            555,531  Reckitt Benckiser plc                                  30,197
          1,995,665  Royal Bank of Scotland Group plc                       24,789
          4,656,009  Tesco plc                                              42,281
          5,612,810  Vodafone Group plc                                     17,555
                                                                        ----------
                                                                           392,146
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $1,925,386)                                                        2,686,281
                                                                        ----------

------
8

International Growth

Shares               ($ IN THOUSANDS)                                        Value

Preferred Stocks -- 0.6%

GERMANY -- 0.6%
             97,430  Henkel KGaA(1)                                       $ 15,159
(Cost $15,369)                                                          ----------

Principal Amount

Temporary Cash Investments -- 0.1%

             $1,400  FHLB Discount Notes, 5.05%, 6/1/07(3)                   1,400
(Cost $1,400)                                                           ----------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 25.1%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07, due 6/1/07 (Delivery value
$18,189)                                                                    18,186

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%, dated 5/31/07, due
6/1/07 (Delivery value $20,003)                                             20,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07, due 6/1/07 (Delivery value
$631,008)                                                                  630,915
                                                                        ----------
TOTAL TEMPORARY CASH INVESTMENTS --
SECURITIES LENDING COLLATERAL
(Cost $669,101)                                                            669,101
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 126.4%
(Cost $2,611,256)                                                        3,371,941
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (26.4)%                                  (703,461)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $2,668,480
                                                                        ==========

Market Sector Diversification
(as a % of net assets)
Financials                         27.6%
Industrials                        16.3%
Consumer Discretionary             13.9%
Materials                           7.9%
Energy                              7.3%
Information Technology              7.3%
Consumer Staples                    7.0%
Telecommunication Services          6.0%
Health Care                         5.3%
Utilities                           2.6%
Cash and Equivalents*             (1.2)%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

FHLB = Federal Home Loan Bank

(1) Security, or a portion thereof, was on loan as of May 31, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $25,580 (in thousands), which represented 1.0% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of
Directors.

See Notes to Financial Statements.

------
9

PERFORMANCE
Global Growth

Total Returns as of May 31, 2007
                                                 Average Annual Returns
                                                               Since     Inception
                           6 months(1)  1 year    5 years    Inception      Date

INVESTOR CLASS               14.76%     24.97%    13.92%      12.54%      12/1/98

MSCI WORLD
FREE INDEX                   12.25%     24.51%    12.75%     6.24%(2)        --

Institutional
Class                        14.87%     25.15%    14.16%       4.73%       8/1/00

Advisor Class                14.72%     24.66%    13.67%      11.09%       2/5/99

A Class
 No sales charge*            14.70%     24.69%      --        21.80%
 With sales charge*           8.11%     17.50%      --        17.08%      12/1/05

B Class
 No sales charge*            14.18%     23.68%      --        20.87%
 With sales charge*           9.18%     19.68%      --        18.42%      12/1/05

C Class
 No sales charge*            14.28%     23.80%    12.85%      12.85%
 With sales charge*          13.28%     23.80%    12.85%      12.85%       3/1/02

R Class                      14.50%     24.36%      --        21.93%      7/29/05

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Since 11/30/98, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

Global Growth

Growth of $10,000 Over Life of Class

$10,000 investment made December 1, 1998

One-Year Returns Over Life of Class
Periods ended May 31
              1999*    2000      2001      2002     2003     2004     2005     2006     2007

Investor
Class        18.60%   61.77%   -15.57%   -12.17%   -13.86%  26.69%   12.61%   24.97%   24.97%

MSCI
World
Free
Index         8.68%   13.56%   -14.95%   -12.56%   -9.86%   23.60%   11.35%   17.98%   24.51%

* From 12/1/98, the Investor Class's inception date. Index data from 11/30/98, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
Global Growth

Portfolio Managers: Keith Creveling and Helen O'Donnell

PERFORMANCE SUMMARY

Global Growth advanced 14.76%* during the six months ended May 31, 2007, while its benchmark, the MSCI World Free Index, posted a 12.25% gain. Versus its peers, the portfolio also outperformed the 12.98%** average return of
Morningstar's World Stock category.

Strong economic growth worldwide boosted stock markets around the globe, helping to produce solid absolute returns for Global Growth and its benchmark.
On a relative basis, effective stock selection among financial stocks and
U.S., Danish, and Japanese stocks in general gave Global Growth an edge over its benchmark.

ECONOMIC GROWTH SPURRED RATE HIKES

As we touched on in the Market Perspective on page 2, many central banks, including the European Central Bank, Bank of England, and Bank of Japan,
increased key interest rates during the period in an effort to temper robust economic conditions. In the U.S., where economic activity cooled, the Federal
Reserve held its overnight lending rate steady.

Although such developments contributed to varied results within the financials sector, strong stock selection in that area provided a significant relative lift for the portfolio. Five other sectors furnished relative gains as well, including industrials and telecommunication services. All but one sector --
utilities -- generated positive absolute returns, although lagging stock picks led to a relative loss from the materials sector. Hindering relative returns from a geographic standpoint was a portfolio-only stake in Taiwan, which generated a loss, and underperforming stock selections in Sweden.

SELECT FINANCIAL POSITIONS RALLIED

Drilling deeper into the outperformance of the portfolio's financial holdings, solid picks in the commercial banks and diversified financial services groups proved especially advantageous. More specifically, National Bank of Greece SA and Deutsche Boerse AG ranked among the best individual performers during the period.

National Bank of Greece, which is striving to become the largest bank in southeast Europe and Turkey, announced that it expects profits to expand by an average of more than 30% a year for the next three years. Deutsche Boerse, which operates the Frankfurt financial market in Germany, announced its plan to acquire U.S.-based International Securities Exchange Holdings to create a massive derivatives market.

Top Ten Holdings as of May 31, 2007
                                    % of net       % of net
                                  assets as of   assets as of
                                     5/31/07       11/30/06
Schlumberger Ltd.                     2.2%           2.0%
Boeing Co.                            2.1%           1.7%
Precision Castparts Corp.             2.0%           1.5%
Cisco Systems Inc.                    2.0%           2.1%
Syngenta AG                           1.9%           0.9%
Deutsche Boerse AG                    1.9%           1.1%
Hewlett-Packard Co.                   1.9%           1.5%
Accor SA                              1.8%           1.1%
America Movil, SAB de CV ADR          1.8%           1.5%
Comcast Corp. Cl A                    1.7%           1.9%

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The one- and five-year average returns as of May 31, 2007, for
Morningstar's World Stock category were 24.27% and 13.38%, respectively. ©
2007 Morningstar, Inc. All Rights Reserved. The information contained herein:
(1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
12

Global Growth

Deutsche Boerse also gained a foothold in China's coveted capital markets via an agreement of increased cooperation with the Tianjin exchange.

NON-INDEX WIRELESS INVESTMENTS JUMPED

As our universe of potential holdings extends beyond the confines of the benchmark, we frequently enjoy success with companies that are not index components. For example, during this period we benefited from stakes in wireless service providers America Movil, SAB de CV and Bharti Airtel Ltd., neither of which is found in the benchmark.

America Movil of Mexico bolstered its position as the largest wireless operator in Latin America with the purchase of systems in Puerto Rico and the
Dominican Republic. Bharti Airtel, based in India, where six million new wireless service subscribers sign up on a monthly basis, is expected to profit from subscriber growth and agreements to share its existing infrastructure network with competitors.

TECH STRUGGLES DIMINISHED RETURNS

Although information technology sector stocks contributed positively overall, losses from a number of individual stocks that ranked among the poorest performers for the period factored into a negative relative return from the sector.

Channel Islands-based Amdocs Ltd., which supplies customer support services to the telecommunication industry, dipped as it forecast softening full-year demand for 2007. Tech services outsourcing firm Infosys Technologies Ltd. of
India drifted lower as strength in the Indian rupee cut into profits.

STARTING POINT FOR NEXT REPORTING PERIOD

Uncertain over the broad impact of elevated energy costs, higher interest rates, and the housing market slowdown in the U.S., we pared back the portfolio's exposure to the financials and tech sectors by the period's close.
Alternatively, we modestly increased the portfolio's weighting in the consumer discretionary and telecommunication services areas.

While considering macroeconomic developments, our focus remains first and foremost on individual companies and their potential for accelerating growth into the future.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        5/31/07       11/30/06
Foreign Common Stocks                    58.3%          58.8%
Foreign Preferred Stocks                 0.7%            --
U.S. Common Stocks                       40.3%          41.2%
TOTAL EQUITY EXPOSURE                    99.3%         100.0%
Temporary Cash Investments               0.8%           0.3%
Other Assets and Liabilities(1)         (0.1)%         (0.3)%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of May 31, 2007
                                      % of net        % of net
                                    assets as of    assets as of
                                      5/31/07         11/30/06
United States                          40.3%           41.2%
Switzerland                             9.3%            7.8%
Japan                                   8.0%            7.4%
France                                  7.0%            5.0%
United Kingdom                          6.2%            7.1%
Germany                                 4.1%            3.4%
Italy                                   3.3%            2.6%
Netherlands                             2.2%            3.5%
India                                   2.1%            2.8%
Other Countries                        16.8%           19.2%
Cash and Equivalents(2)                 0.7%           --(3)

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

(3) Category is less than 0.05% of total net assets.

------
13

SCHEDULE OF INVESTMENTS
Global Growth

MAY 31, 2007 (UNAUDITED)

Shares              ($ IN THOUSANDS)                                         Value

Common Stocks -- 98.6%

AUSTRALIA -- 1.4%
           136,000  BHP Billiton Ltd.                                      $ 3,551
            43,370  CSL Ltd.                                                 3,203
                                                                          --------
                                                                             6,754
                                                                          --------
AUSTRIA -- 1.3%
            81,670  Erste Bank der Oesterreichischen Sparkassen
                    AG(1)(2)                                                 6,406
                                                                          --------
BELGIUM -- 1.8%
            34,690  KBC Groupe                                               4,786
            17,740  Umicore                                                  3,786
                                                                          --------
                                                                             8,572
                                                                          --------
CANADA -- 0.8%
            46,061  Suncor Energy Inc.(2)                                    4,001
                                                                          --------
CAYMAN ISLANDS -- 0.3%
            50,000  Suntech Power Holdings Co. Ltd. ADR(1)(2)                1,696
                                                                          --------
DENMARK -- 1.1%
            75,535  Vestas Wind Systems AS(1)                                5,307
                                                                          --------
FINLAND -- 0.7%
            64,800  Metso Oyj                                                3,604
                                                                          --------
FRANCE -- 7.0%
            93,550  Accor SA(2)                                              8,699
           104,801  AXA SA(2)                                                4,581
            15,400  Groupe Danone                                            2,412
            34,250  Schneider Electric SA(2)                                 4,944
            23,600  Societe Generale(2)                                      4,597
            58,000  Total SA(2)                                              4,370
            59,100  Vinci SA(2)                                              4,676
                                                                          --------
                                                                            34,279
                                                                          --------
GERMANY -- 3.4%
            38,960  Deutsche Boerse AG(2)                                    9,222
            24,190  Fresenius Medical Care AG & Co. KGaA                     3,550
            43,910  Q-Cells AG(1)(2)                                         3,663
                                                                          --------
                                                                            16,435
                                                                          --------
GREECE -- 1.7%
           139,930  National Bank of Greece SA(1)                            8,356
                                                                          --------
HONG KONG -- 1.4%
           554,000  Esprit Holdings Limited                                  6,822
                                                                          --------
INDIA -- 2.1%
           239,211  Bharti Airtel Ltd.(1)                                    5,123
           162,322  Tata Consultancy Services Ltd.                           4,859
                                                                          --------
                                                                             9,982
                                                                          --------

Shares              ($ IN THOUSANDS)                                         Value

IRELAND -- 0.8%
           161,334  Anglo Irish Bank Corp. plc                             $ 3,788
                                                                          --------
ITALY -- 3.3%
           145,990  Banco Popolare di Verona e Novara Scrl(2)                4,435
           121,300  Fiat SpA                                                 3,473
           255,770  Saipem SpA(2)                                            7,994
                                                                          --------
                                                                            15,902
                                                                          --------
JAPAN -- 8.0%
            41,100  Canon, Inc.                                              2,418
            89,000  Makita Corp.                                             3,701
           172,000  NGK Insulators Ltd.                                      4,022
            15,000  Nintendo Co., Ltd.                                       5,245
            23,520  ORIX Corp.(2)                                            6,301
           144,000  Sharp Corp.                                              2,757
           352,000  Sumitomo Heavy Industries Ltd.                           4,000
           160,000  Sumitomo Realty & Development Co. Ltd.                   6,048
            71,400  Toyota Motor Corp.                                       4,283
                                                                          --------
                                                                            38,775
                                                                          --------
MEXICO -- 1.8%
           140,950  America Movil, SAB de CV ADR                             8,535
                                                                          --------
NETHERLANDS -- 2.2%
           135,270  Schlumberger Ltd.                                       10,534
                                                                          --------
PEOPLE'S REPUBLIC OF CHINA -- 0.2%
           309,000  Foxconn International Holdings Ltd.(1)                     960
                                                                          --------
RUSSIAN FEDERATION -- 0.5%
            42,368  Mobile TeleSystems ADR(1)(2)                             2,295
                                                                          --------
SWEDEN -- 1.5%
         1,949,760  Telefonaktiebolaget LM Ericsson Cl B                     7,396
                                                                          --------
SWITZERLAND -- 9.3%
           265,880  ABB Ltd.                                                 5,686
            66,700  Adecco SA(2)                                             4,864
           106,440  Compagnie Financiere Richemont SA Cl A                   6,546
            43,300  Credit Suisse Group                                      3,292
            89,400  Julius Baer Holding AG                                   6,801
            54,810  Novartis AG                                              3,080
            30,260  Roche Holding AG                                         5,552
            50,020  Syngenta AG                                              9,414
                                                                          --------
                                                                            45,235
                                                                          --------

------
14

Global Growth

Shares              ($ IN THOUSANDS)                                         Value

TAIWAN (REPUBLIC OF CHINA) -- 1.5%
           679,800  Hon Hai Precision Industry Co., Ltd.                   $ 4,805
           230,000  Taiwan Semiconductor Manufacturing Co. Ltd. ADR          2,509
                                                                          --------
                                                                             7,314
                                                                          --------
UNITED KINGDOM -- 6.2%
           568,798  Burberry Group plc                                       7,696
           205,550  HSBC Holdings plc                                        3,800
           615,302  Man Group plc                                            7,168
           130,295  Reckitt Benckiser plc                                    7,082
           358,860  Royal Bank of Scotland Group plc                         4,458
                                                                          --------
                                                                            30,204
                                                                          --------
UNITED STATES -- 40.3%
            82,420  Adobe Systems Inc.(1)                                    3,633
            80,440  Air Products & Chemicals, Inc.                           6,274
            55,100  Allergan, Inc.                                           6,862
            79,990  Alliance Data Systems Corp.(1)                           6,233
           128,570  American Express Co.                                     8,354
           160,890  American Tower Corp. Cl A(1)                             6,948
            35,530  Apple Inc.(1)                                            4,319
           164,500  Automatic Data Processing, Inc.                          8,176
           100,360  Boeing Co.                                              10,095
           358,260  Cisco Systems Inc.(1)                                    9,644
            72,200  Coach Inc.(1)                                            3,708
            78,910  Colgate-Palmolive Co.                                    5,284
           305,870  Comcast Corp. Cl A(1)                                    8,384
            51,600  Corrections Corp. of America(1)(2)                       3,343
            30,630  Deere & Co.                                              3,690
            76,350  Estee Lauder Companies, Inc. (The) Cl A                  3,611
            61,390  FMC Technologies Inc.(1)(2)                              4,641
            31,670  Goldman Sachs Group, Inc. (The)                          7,310
            10,000  Google Inc. Cl A(1)                                      4,978
           201,380  Hewlett-Packard Co.                                      9,205
            62,010  Laboratory Corp. of America Holdings(1)                  4,883
            29,430  Manpower Inc.                                            2,708
            10,540  MasterCard Inc. Cl A(2)                                  1,576

Shares              ($ IN THOUSANDS)                                         Value

            94,700  McDonald's Corporation                                 $ 4,787
            77,500  McKesson Corp.                                           4,892
           148,450  Microsoft Corporation                                    4,553
            46,100  Millipore Corp.(1)(2)                                    3,447
            75,230  Monsanto Co.                                             4,634
           277,610  News Corp. Cl B(2)                                       6,560
            70,590  NII Holdings, Inc. Cl B(1)(2)                            5,751
            82,990  Precision Castparts Corp.                                9,922
            47,010  Prudential Financial, Inc.                               4,796
           151,500  Schering-Plough Corp.                                    4,960
            65,300  Southwestern Energy Company(1)                           3,108
            54,800  St. Jude Medical, Inc.(1)                                2,339
            90,900  Urban Outfitters Inc.(1)(2)                              2,416
                                                                          --------
                                                                           196,024
                                                                          --------
TOTAL COMMON STOCKS
(Cost $349,903)                                                            479,176
                                                                          --------

Preferred Stocks -- 0.7%

GERMANY -- 0.7%
            23,300  Henkel KGaA(2)                                           3,625
(Cost $3,673)                                                             --------

Principal Amount

Temporary Cash Investments -- 0.8%

            $3,900  FHLB Discount Notes, 5.05%, 6/1/07(3)                    3,900
(Cost $3,900)                                                             --------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 18.3%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07, due 6/1/07 (Delivery value
$89,109)
(Cost $89,096)                                                              89,096
                                                                          --------
TOTAL INVESTMENT SECURITIES -- 118.4%
(Cost $446,572)                                                            575,797
                                                                          --------
OTHER ASSETS AND LIABILITIES -- (18.4)%                                   (89,397)
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $486,400
                                                                          ========

------
15

Global Growth

Market Sector Diversification
(as a % of net assets)
Financials                       21.5%
Information Technology           16.6%
Industrials                      14.8%
Consumer Discretionary           14.4%
Health Care                       8.8%
Energy                            7.1%
Telecommunication Services        5.9%
Materials                         5.7%
Consumer Staples                  4.5%
Cash and Equivalents*             0.7%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

See Notes to Financial Statements.

------
16

PERFORMANCE
International Value

Total Returns as of May 31, 2007
                                                  Average Annual Returns
                          6                             10         Since     Inception
                          months(1)   1 year   5 years   years   Inception      Date

A CLASS(2)
 No sales charge*           17.64%    31.07%   15.32%    7.61%     7.62%
 With sales charge*         10.84%    23.49%   13.97%    6.97%     7.00%      3/31/97

MSCI EAFE INDEX             14.08%    26.84%   16.75%    8.23%     8.82%         --

Investor Class              17.63%    31.15%     --       --       26.62%      4/3/06

Institutional Class         17.74%    31.35%     --       --       26.87%      4/3/06

B Class(2)
 No sales charge*           17.13%    30.06%   14.53%    6.87%     6.90%
 With sales charge*         12.13%    26.06%   14.41%    6.87%     6.90%      3/31/97

C Class
 No sales charge*           17.01%    29.84%     --       --       25.36%
 With sales charge*         16.25%    29.84%     --       --       25.36%      4/3/06

R Class                     17.42%    30.56%     --       --       26.04%      4/3/06

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75% maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B
Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class Information
pages for more about the applicable sales charges for each share class. The
SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street
International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006.
Performance information prior to April 1, 2006, is that of the Mason Street
International Equity Fund.

(1) Total returns for periods less than one year are not annualized.

(2) Class returns may have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

International Value

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1997*

One-Year Returns Over 10 Years
Periods ended May 31
               1998    1999     2000     2001     2002     2003     2004     2005     2006     2007

A Class
(no sales
charge)**      4.48%  -3.43%    8.40%   -1.91%   -4.88%  -16.59%   30.27%   14.87%   24.74%   31.07%

MSCI EAFE
Index         11.11%   4.36%   17.14%  -17.23%   -9.60%  -12.30%   32.66%   14.62%   28.24%   26.84%

* International Value A Class's initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.

** Class returns may have been lower, along with ending value, if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
International Value

Portfolio Managers: Gary Motyl and Guang Yang

PERFORMANCE SUMMARY

International Value returned 17.64%* for the six months ended May 31, 2007.
Its benchmark, the MSCI EAFE Index, returned 14.08%.

The portfolio's performance reflected the steady growth of the global economy and healthy demand for international equities (see the Market Perspective on page 2). Against that backdrop, every sector contributed to performance on an absolute basis and relative to the benchmark. The portfolio's outperformance was led by positioning in consumer discretionary, materials, and industrials shares.

DISCRETIONARY GAINS

Many of the leading contributors to the portfolio's relative results benefited from exposure to the growing global economy and resulting demand for raw materials and equipment, explaining the significant contributions from materials and industrials shares. This is true also in the consumer discretionary sector, where the leading contributor to relative performance was auto parts manufacturer Michelin. The French firm demonstrated strong revenue and market share gains, sending its stock up more than 50% for the six months.

Effective stock selection also contributed among hotels, restaurants &
leisure, household durables, media, and automobiles. For the reporting period, the consumer discretionary stocks in the portfolio returned almost 25%, compared with 15% for this portion of the index.

MATERIAL DIFFERENCE

The materials sector was home to many of the portfolio's leading contributors to relative and absolute performance, including metals & mining firms
Companhia Vale do Rio Doce (CVRD) and Alcan, Dutch chemical giant Akzo Nobel, and paper & forest products name Domtar.

CVRD is a leading producer of iron ore and nickel, whose prices are supported by strong demand and limited supply. Alcan's shares surged 80% during the six months, when the company became the subject of a hostile takeover bid from
Alcoa. Akzo's stock surged after selling off its biotechnology arm to
Schering-Plough -- in addition to other, smaller divestitures -- building cash to fund anticipated acquisitions. Domtar, the leading supplier of office paper, swung to profitability despite higher energy and currency costs.

Top Ten Holdings as of May 31, 2007
                                             % of net       % of net
                                           assets as of   assets as of
                                              5/31/07       11/30/06
Telenor ASA                                    1.7%           1.8%
ING Groep N.V. CVA                             1.7%           1.6%
Nintendo Co., Ltd.                             1.7%           1.3%
Vestas Wind Systems AS                         1.6%           1.2%
E.On AG                                        1.6%           1.6%
Telefonos de Mexico, SAB de CV ADR             1.5%           1.1%
Compagnie Generale des Etablissements
Michelin Cl B                                  1.5%           1.2%
AXA SA                                         1.5%           1.5%
Bayerische Motoren Werke AG                    1.4%           1.1%
Repsol YPF, SA                                 1.4%           1.6%

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied or if distribution and service fees had not been waived, returns would be lower than those shown.
Total returns for periods less than one year are not annualized.

------
19

International Value

INDUSTRIAL-STRENGTH RETURNS

The industrial sector was home to the largest single contributor to portfolio performance -- Danish firm Vestas Wind Systems, the leading provider of wind turbines. Vestas continued to benefit from strong demand for its products as companies and government entities seek out energy alternatives to fossil fuels. For the six months, the stock was up more than 80%.

DETRACTORS

No sector detracted from portfolio performance on an absolute basis or relative to our benchmark. That said, our performance would have been even better but for some disappointing individual holdings, including overweight positions in Samsung Electronics and British Airways. Samsung had a negative return as prices on its computer chips fell sharply in 2007. British Airways underperformed as the European Union deregulated its skies to encourage airline competition. It also hurt relative returns not to own DaimlerChrysler and ABN AMRO, both of which rallied amid large buyout deals.

STARTING POINT FOR NEXT REPORTING PERIOD

"We build the International Value portfolio stock by stock, looking for companies trading at a discount to our estimate of their worth. What's more, we have a long-term focus, which allows us to wait patiently for the opportunity to purchase stocks at bargain levels. We believe these elements of value, patience, and bottom-up stock selection are critical to successful long-term investing," says portfolio manager Guang Yang.

"As of May 31, 2007, that process led us to see opportunity in the telecommunication services and industrials sectors, which were our largest overweight positions, and we viewed them as likely to benefit from continued
strong global growth," Yang avers. "At the same time, we were underweight in financials because of valuation concerns among companies in the sector. In addition, financials make up almost 30% of our index, and we're reluctant to concentrate the portfolio so heavily in a single sector."

Types of Investments in Portfolio
                                    % of net       % of net
                                  assets as of   assets as of
                                     5/31/07       11/30/06
Foreign Common Stocks                 92.5%          93.0%
Foreign Preferred Stocks              1.6%           1.3%
TOTAL EQUITY EXPOSURE                 94.1%          94.3%
Temporary Cash Investments            5.6%           5.2%
Other Assets and Liabilities          0.3%           0.5%

Investments by Country as of May 31, 2007
                                   % of net        % of net
                                 assets as of    assets as of
                                   5/31/07         11/30/06
United Kingdom                      19.9%           19.8%
France                               8.7%            8.8%
Japan                                8.6%            8.6%
Netherlands                          7.1%            7.9%
Germany                              6.9%            6.8%
South Korea                          5.2%            4.9%
Spain                                4.4%            4.8%
Sweden                               4.1%            4.0%
Hong Kong                            2.8%            3.8%
Canada                               2.5%            1.9%
People's Republic of China           2.4%            1.1%
Switzerland                          2.4%            2.5%
Norway                               2.2%            2.5%
Italy                                2.0%            2.3%
Other Countries                     14.9%           14.6%
Cash and Equivalents(1)              5.9%            5.7%

(1) Includes temporary cash investments and other assets and liabilities.

------
20

SCHEDULE OF INVESTMENTS
International Value

MAY 31, 2007 (UNAUDITED)

Shares        ($ IN THOUSANDS)                                          Value

Common Stocks -- 92.5%

AUSTRALIA -- 1.9%
      48,280  Alumina Ltd.                                              $ 310
       4,630  Australia & New Zealand Banking Group Ltd.                  111
      26,912  National Australia Bank Ltd.                                948
                                                                      -------
                                                                        1,369
                                                                      -------
BELGIUM -- 0.4%
      11,400  AGFA-Gevaert N.V.                                           298
                                                                      -------
BERMUDA -- 1.6%
      11,760  Ace, Ltd.                                                   724
       4,700  XL Capital Ltd. Cl A                                        383
                                                                      -------
                                                                        1,107
                                                                      -------
CANADA -- 2.5%
       5,740  Alcan Inc.                                                  494
      20,358  BCE Inc.                                                    751
      49,300  Domtar Inc.(1)                                              532
                                                                      -------
                                                                        1,777
                                                                      -------
DENMARK -- 1.6%
      16,564  Vestas Wind Systems AS(1)                                 1,164
                                                                      -------
FINLAND -- 1.7%
      34,110  Stora Enso Oyj R Shares                                     652
      20,660  UPM-Kymmene Oyj                                             535
                                                                      -------
                                                                        1,187
                                                                      -------
FRANCE -- 8.7%
       4,160  Accor SA                                                    387
      24,219  AXA SA                                                    1,059
       8,110  Compagnie Generale des Etablissements Michelin Cl B       1,062
       6,680  Electricite de France                                       620
      21,700  France Telecom SA(1)                                        667
       8,483  Sanofi-Aventis                                              818
      12,420  Suez SA                                                     714
      15,920  Thomson                                                     307
       3,880  Total SA                                                    292
       5,032  Valeo SA                                                    287
                                                                      -------
                                                                        6,213
                                                                      -------
GERMANY -- 6.9%
       4,310  BASF AG                                                     534
      15,080  Bayerische Motoren Werke AG                               1,010
      30,710  Deutsche Post AG                                            977
       6,950  E.On AG                                                   1,143
      25,810  Infineon Technologies AG(1)                                 400
       6,300  Siemens AG ADR                                              832
                                                                      -------
                                                                        4,896
                                                                      -------

Shares        ($ IN THOUSANDS)                                          Value

HONG KONG -- 2.8%
      54,300  Cheung Kong Holdings Ltd.                                 $ 703
         948  CK Life Sciences International Holdings Inc.(1)              --
      56,900  Hutchison Whampoa Ltd.                                      549
      40,500  Swire Pacific Ltd. A Shares                                 456
     146,000  Swire Pacific Ltd. B Shares                                 317
                                                                      -------
                                                                        2,025
                                                                      -------
ISRAEL -- 0.6%
      19,490  Check Point Software Technologies(1)                        455
                                                                      -------
ITALY -- 2.0%
      21,370  ENI SpA                                                     756
      26,230  Mediaset SpA                                                281
      42,150  UniCredito Italiano SpA                                     396
                                                                      -------
                                                                        1,433
                                                                      -------
JAPAN -- 8.6%
       8,200  FUJIFILM Holdings Corp.                                     339
      62,400  Hitachi Ltd.                                                458
       6,600  Mabuchi Motor Co. Ltd.                                      397
          22  Mitsubishi UFJ Financial Group, Inc.                        253
       9,000  Mitsubishi UFJ Financial Group, Inc. ADR                    104
       3,400  Nintendo Co., Ltd.                                        1,189
         101  Nippon Telegraph & Telephone Corp.                          476
      17,600  Nomura Holdings, Inc.                                       360
      11,900  Olympus Corp.                                               451
       4,800  Ono Pharmaceutical Co Ltd.                                  275
      32,600  Sompo Japan Insurance Inc.                                  409
      12,300  Sony Corp.                                                  709
      10,600  Takeda Pharmaceutical Co Ltd.                               712
         300  Toshiba Corp.                                                 2
                                                                      -------
                                                                        6,134
                                                                      -------
MEXICO -- 1.5%
      26,460  Telefonos de Mexico, SAB de CV ADR                        1,070
                                                                      -------
NETHERLANDS -- 7.1%
       4,410  Akzo Nobel N.V.                                             360
      27,040  ING Groep N.V. CVA                                        1,205
      23,417  Koninklijke Philips Electronics N.V.                        995
      33,730  Reed Elsevier N.V.                                          672
      21,145  Royal Dutch Shell plc B Shares                              799
      23,440  SBM Offshore N.V.                                           866
       5,240  Wolters Kluwer N.V.                                         163
                                                                      -------
                                                                        5,060
                                                                      -------

------
21

International Value

Shares        ($ IN THOUSANDS)                                          Value

NORWAY -- 2.2%
      23,899  Norske Skogindustrier ASA                                 $ 359
      62,970  Telenor ASA                                               1,223
                                                                      -------
                                                                        1,582
                                                                      -------
PEOPLE'S REPUBLIC OF CHINA -- 2.4%
     298,500  China Shenhua Energy Co. Ltd. Cl H                          875
     824,000  China Telecom Corp. Ltd. H Shares                           443
     850,000  Shanghai Electric Group Corp. Cl H                          362
                                                                      -------
                                                                        1,680
                                                                      -------
PORTUGAL -- 0.7%
      32,950  Portugal Telecom SGPS SA                                    459
                                                                      -------
SINGAPORE -- 1.4%
      61,500  DBS Group Holdings Ltd.                                     977
                                                                      -------
SOUTH KOREA -- 5.2%
      10,360  Hyundai Motor Company                                       733
       6,890  Kookmin Bank                                                624
      13,780  Korea Electric Power Corp.                                  606
      19,660  KT Corp. ADR                                                473
       1,370  Samsung Electronics                                         790
      16,530  SK Telecom Co. Ltd. ADR                                     444
                                                                      -------
                                                                        3,670
                                                                      -------
SPAIN -- 4.4%
      41,710  Banco Santander Central Hispano SA                          801
       6,920  Iberdrola SA                                                399
      27,430  Repsol YPF, SA                                            1,005
      13,460  Telefonica SA ADR                                           921
                                                                      -------
                                                                        3,126
                                                                      -------
SWEDEN -- 4.1%
      50,980  Atlas Copco AB A Shares                                     856
      25,490  Atlas Copco AB A Redemption Shares                          147
      12,900  Nordea Bank AB                                              213
      47,630  Nordea Bank AB FDR                                          786
      18,570  Securitas AB B Shares                                       276
      18,570  Securitas Direct AB B Shares(1)                              54
      18,570  Securitas Systems AB B Shares                                65
      25,100  Volvo AB Cl B                                               526
                                                                      -------
                                                                        2,923
                                                                      -------

Shares        ($ IN THOUSANDS)                                          Value

SWITZERLAND -- 2.4%
       2,030  Nestle SA                                                 $ 790
       9,307  Swiss Reinsurance                                           886
                                                                      -------
                                                                        1,676
                                                                      -------
TAIWAN (REPUBLIC OF CHINA) -- 1.9%
     676,000  Chinatrust Financial Holding Co.                            513
      14,586  Chunghwa Telecom Co. Ltd. ADR                               275
     300,580  Compal Electronics Inc.                                     273
     211,032  Lite-On Technology Corp.                                    249
                                                                      -------
                                                                        1,310
                                                                      -------
UNITED KINGDOM -- 19.9%
      92,850  BAE Systems plc                                             822
      54,390  BP plc                                                      608
      65,150  British Airways plc(1)                                      606
      63,150  British Sky Broadcasting Group plc                          825
      30,150  Burberry Group plc                                          408
      56,630  Cadbury Schweppes plc                                       797
      76,750  Compass Group plc                                           573
      45,210  GKN plc                                                     350
      18,940  GlaxoSmithKline plc                                         491
      43,200  HSBC Holdings plc                                           799
      60,610  Kingfisher plc                                              298
      32,590  Lloyds TSB Group plc                                        371
      35,602  National Grid plc                                           552
     195,070  Old Mutual plc                                              669
      40,140  Pearson plc                                                 714
     139,260  Rentokil Initial plc                                        474
      99,630  Rolls-Royce Group plc                                       982
   5,898,096  Rolls-Royce Group plc B Shares                               12
      74,010  Royal Bank of Scotland Group plc                            920
      17,610  Shire plc                                                   414
      25,120  Smiths Group plc                                            565
      19,350  Standard Chartered plc                                      655
      18,085  Unilever plc                                                558
     230,903  Vodafone Group plc                                          722
                                                                      -------
                                                                       14,185
                                                                      -------
TOTAL COMMON STOCKS
(Cost $38,326)                                                         65,776
                                                                      -------

------
22

International Value

Shares        ($ IN THOUSANDS)                                          Value

Preferred Stocks -- 1.6%

BRAZIL -- 1.6%
      20,860  Comphania Vale do Rio Doce ADR                            $ 801
       7,470  Empresa Brasiliera de Aeronautica SA ADR                    362
                                                                      -------
TOTAL PREFERRED STOCKS
(Cost $302)                                                             1,163
                                                                      -------

Principal Amount

Temporary Cash Investments -- 5.6%

      $4,000  FHLB Discount Notes, 5.05%, 6/1/07(2)                     4,000
(Cost $4,000)                                                         -------

TOTAL INVESTMENT SECURITIES -- 99.7%
(Cost $42,628)                                                         70,939
                                                                      -------
OTHER ASSETS AND LIABILITIES -- 0.3%                                      239
                                                                      -------
TOTAL NET ASSETS -- 100.0%                                            $71,178
                                                                      =======

Market Sector Diversification
(as a % of net assets)
Financials                       22.0%
Consumer Discretionary           14.3%
Industrials                      13.5%
Telecommunication Services       11.1%
Energy                            7.3%
Materials                         6.4%
Information Technology            5.9%
Utilities                         5.7%
Health Care                       4.9%
Consumer Staples                  3.0%
Cash and Equivalents*             5.9%

* Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

FDR = Finnish Depository Receipt

FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

As of May 31, 2007, securities with an aggregate value of $977 (in thousands), which represented 1.4% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
23

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
24

                         Beginning    Ending      Expenses Paid
                          Account    Account          During        Annualized
                           Value      Value         Period(1)         Expense
                          12/1/06    5/31/07    12/1/06 - 5/31/07    Ratio(1)
International Growth

ACTUAL

Investor Class            $1,000    $1,139.00         $6.72            1.26%

Institutional Class       $1,000    $1,140.10         $5.66            1.06%

Advisor Class             $1,000    $1,138.40         $8.05            1.51%

A Class                   $1,000    $1,137.30         $8.05            1.51%

B Class                   $1,000    $1,132.90         $12.02           2.26%

C Class                   $1,000    $1,133.70         $12.02           2.26%

R Class                   $1,000    $1,136.30         $9.37            1.76%

HYPOTHETICAL

Investor Class            $1,000    $1,018.65         $6.34            1.26%

Institutional Class       $1,000    $1,019.65         $5.34            1.06%

Advisor Class             $1,000    $1,017.40         $7.59            1.51%

A Class                   $1,000    $1,017.40         $7.59            1.51%

B Class                   $1,000    $1,013.66         $11.35           2.26%

C Class                   $1,000    $1,013.66         $11.35           2.26%

R Class                   $1,000    $1,016.16         $8.85            1.76%

Global Growth

ACTUAL

Investor Class            $1,000    $1,147.60         $7.01            1.31%

Institutional Class       $1,000    $1,148.70         $5.95            1.11%

Advisor Class             $1,000    $1,147.20         $8.35            1.56%

A Class                   $1,000    $1,147.00         $8.35            1.56%

B Class                   $1,000    $1,141.80         $12.34           2.31%

C Class                   $1,000    $1,142.80         $12.34           2.31%

R Class                   $1,000    $1,145.00         $9.68            1.81%

HYPOTHETICAL

Investor Class            $1,000    $1,018.40         $6.59            1.31%

Institutional Class       $1,000    $1,019.40         $5.59            1.11%

Advisor Class             $1,000    $1,017.15         $7.85            1.56%

A Class                   $1,000    $1,017.15         $7.85            1.56%

B Class                   $1,000    $1,013.41         $11.60           2.31%

C Class                   $1,000    $1,013.41         $11.60           2.31%

R Class                   $1,000    $1,015.91         $9.10            1.81%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
25

                                                        Expenses Paid
                           Beginning       Ending          During
                            Account       Account         Period(1)     Annualized
                             Value         Value          12/1/06 -       Expense
                            12/1/06       5/31/07          5/31/07       Ratio(1)

International Value

ACTUAL

Investor Class               $1,000      $1,176.30          $7.05          1.30%

Institutional Class          $1,000      $1,177.40          $5.97          1.10%

A Class
(after waiver)(2)            $1,000      $1,176.40          $7.60          1.40%

A Class
(before waiver)              $1,000     $1,176.40(3)        $8.41          1.55%

B Class
(after waiver)(2)            $1,000      $1,171.30         $11.31          2.09%

B Class
(before waiver)              $1,000     $1,171.30(3)       $12.45          2.30%

C Class                      $1,000      $1,170.10         $12.44          2.30%

R Class                      $1,000      $1,174.20          $9.76          1.80%

HYPOTHETICAL

Investor Class               $1,000      $1,018.45          $6.54          1.30%

Institutional Class          $1,000      $1,019.45          $5.54          1.10%

A Class
(after waiver)(2)            $1,000      $1,017.95          $7.04          1.40%

A Class
(before waiver)              $1,000      $1,017.20          $7.80          1.55%

B Class
(after waiver)(2)            $1,000      $1,014.51         $10.50          2.09%

B Class
(before waiver)              $1,000      $1,013.46         $11.55          2.30%

C Class                      $1,000      $1,013.46         $11.55          2.30%

R Class                      $1,000      $1,015.96          $9.05          1.80%

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During the six months ended May 31, 2007, the class received a partial waiver of its distribution and service fees.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and may have resulted in a lower ending account value.

------
26

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)
                                          International     Global   International
                                                 Growth     Growth           Value
ASSETS

Investment securities -- at value
(cost of $1,942,155, $357,476 and
$42,628, respectively) -- including
$633,765, $92,141 and $- of securities
on loan, respectively                        $2,702,840   $486,701         $70,939

Investments made with cash collateral
received for securities on loan, at
value (cost of $669,101, $89,096 and
$-, respectively)                               669,101     89,096              --
                                           ------------   --------    ------------
Total investment securities, at value
(cost of $2,611,256, $446,572 and
$42,628, respectively)                        3,371,941    575,797          70,939

Cash                                                 --         --             104

Foreign currency holdings, at value
(cost of $90, $- and $5, respectively)               90         --               5

Receivable for investments sold                  18,613      1,089              --

Receivable for capital shares sold                   28          2              --

Dividends and interest receivable                 8,410      1,139             235
                                           ------------   --------    ------------
                                              3,399,082    578,027          71,283
                                           ------------   --------    ------------

LIABILITIES

Disbursements in excess of demand
deposit cash                                     40,900        684              --

Payable for collateral received for
securities on loan                              669,101     89,096              --

Payable for investments purchased                17,661      1,316              --

Payable for capital shares redeemed                  14         --              30

Accrued management fees                           2,804        525              70

Distribution fees payable                            59          3               3

Service fees (and distribution fees --
A Class and R Class) payable                         63          3               2
                                           ------------   --------    ------------
                                                730,602     91,627             105
                                           ------------   --------    ------------

NET ASSETS                                   $2,668,480   $486,400         $71,178
                                           ============   ========    ============

See Notes to Financial Statements.

------
27

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)
                                      International         Global   International
                                             Growth         Growth           Value
NET ASSETS CONSIST OF:

Capital (par value and paid-in
surplus)                                 $2,007,289       $319,057         $40,817

Accumulated undistributed net
investment income (loss)                   (15,713)        (4,459)             385

Accumulated undistributed net
realized gain (loss) on
investment and foreign currency
transactions                               (82,853)         42,866           1,665

Net unrealized appreciation on
investments and translation of
assets and liabilities in foreign
currencies                                  759,757        128,936          28,311
                                       ------------     ----------    ------------
                                         $2,668,480       $486,400         $71,178
                                       ------------     ----------    ------------

INVESTOR CLASS, $0.01 PAR VALUE
($ AND SHARES IN FULL)

Net assets                           $2,295,387,784   $455,073,574      $1,052,888

Shares outstanding                      166,851,978     38,659,611          96,287

Net asset value per share                    $13.76         $11.77          $10.93

INSTITUTIONAL CLASS, $0.01 PAR
VALUE ($ AND SHARES IN FULL)

Net assets                              $78,683,842    $14,597,211     $42,900,108

Shares outstanding                        5,709,397      1,231,409       3,920,258

Net asset value per share                    $13.78         $11.85          $10.94

ADVISOR CLASS, $0.01 PAR VALUE ($
AND SHARES IN FULL)

Net assets                             $249,296,012     $5,905,819             N/A

Shares outstanding                       18,161,894        506,227             N/A

Net asset value per share                    $13.73         $11.67             N/A

A CLASS, $0.01 PAR VALUE ($ AND
SHARES IN FULL)

Net assets                              $31,957,298     $8,678,458     $22,680,909

Shares outstanding                        2,325,564        737,913       2,071,902

Net asset value per share                    $13.74         $11.76          $10.95

Maximum offering price (net asset
value divided by 0.9425)                     $14.58         $12.48          $11.62

B CLASS, $0.01 PAR VALUE ($ AND
SHARES IN FULL)

Net assets                               $3,133,498       $466,533      $4,348,959

Shares outstanding                          229,682         40,033         407,456

Net asset value per share                    $13.64         $11.65          $10.67

C CLASS, $0.01 PAR VALUE ($ AND
SHARES IN FULL)

Net assets                               $6,716,991     $1,620,319        $131,543

Shares outstanding                          494,888        142,918          12,087

Net asset value per share                    $13.57         $11.34          $10.88

R CLASS, $0.01 PAR VALUE ($ AND
SHARES IN FULL)

Net assets                               $3,304,517        $57,962         $62,828

Shares outstanding                          240,548          4,938           5,760

Net asset value per share                    $13.74         $11.74          $10.91

See Notes to Financial Statements.

------
28

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)
                                       International       Global    International
                                              Growth       Growth            Value
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes
withheld of $3,883, $353 and $129,
respectively)                               $ 32,704      $ 3,379          $ 1,156

Interest and other income                        191           78               72

Securities lending                             1,431           93               --
                                        ------------     --------     ------------
                                              34,326        3,550            1,228
                                        ------------     --------     ------------

EXPENSES:

Management fees                               17,112        2,951              381

Distribution fees:

 Advisor Class                                   402            7               --

 B Class                                          11            2               16

 C Class                                          24            5               --

Service fees:

 Advisor Class                                   402            7               --

 B Class                                           4            1                5

 C Class                                           8            2               --

Distribution and service fees:

 A Class                                          38            9               26

 R Class                                           6           --               --

Directors' fees and expenses                      26            3                1

Other expenses                                   116            9               --
                                        ------------     --------     ------------
                                              18,149        2,996              429
                                        ------------     --------     ------------
Amount waived                                     --           --             (20)
                                        ------------     --------     ------------
                                              18,149        2,996              409
                                        ------------     --------     ------------

NET INVESTMENT INCOME (LOSS)                  16,177          554              819
                                        ------------     --------     ------------

REALIZED AND UNREALIZED
GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions                      299,551       40,164            1,661

Foreign currency transactions                 49,381        2,828              343
                                        ------------     --------     ------------
                                             348,932       42,992            2,004
                                        ------------     --------     ------------

CHANGE IN NET UNREALIZED
APPRECIATION (DEPRECIATION) ON:

Investments (net of foreign taxes
accrued of $(623), $17 and $-,
respectively)                                 50,103       23,154            7,928

Translation of assets and
liabilities in foreign currencies           (44,607)      (3,200)            (151)
                                        ------------     --------     ------------
                                               5,496       19,954            7,777
                                        ------------     --------     ------------

NET REALIZED AND UNREALIZED GAIN
(LOSS)                                       354,428       62,946            9,781
                                        ------------     --------     ------------

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM OPERATIONS            $370,605      $63,500          $10,600
                                        ============     ========     ============

See Notes to Financial Statements.

------
29

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006
(AMOUNTS IN THOUSANDS)
                                      International Growth           Global Growth
Increase (Decrease) in Net                        Nov. 30,  May 31,     Nov. 30,
Assets                           May 31, 2007         2006        2007        2006

OPERATIONS

Net investment income (loss)         $ 16,177     $ 13,732       $ 554     $ (228)

Net realized gain (loss)              348,932      431,240      42,992      62,564

Change in net unrealized
appreciation (depreciation)             5,496      223,543      19,954      10,585
                                   ----------   ----------    --------    --------
Net increase (decrease) in net
assets resulting from
operations                            370,605      668,515      63,500      72,921
                                   ----------   ----------    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                      (16,995)     (40,600)     (1,908)     (2,722)

 Institutional Class                  (1,199)      (4,912)        (56)        (80)

 Advisor Class                        (1,634)      (4,014)        (11)        (16)

 A Class                                (140)        (391)        (11)          --

 B Class                                   --         (13)          --          --

 C Class                                   --         (42)          --          --

 R Class                                  (5)         (24)          --          --

From net realized gains:

 Investor Class                            --           --     (8,547)          --

 Institutional Class                       --           --       (266)          --

 Advisor Class                             --           --       (113)          --

 A Class                                   --           --       (136)          --

 B Class                                   --           --         (8)          --

 C Class                                   --           --        (28)          --

 R Class                                   --           --         (1)          --
                                   ----------   ----------    --------    --------
Decrease in net assets from
distributions                        (19,973)     (49,996)    (11,085)     (2,818)
                                   ----------   ----------    --------    --------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net
assets from capital share
transactions                        (536,853)    (553,900)     (5,038)    (22,870)
                                   ----------   ----------    --------    --------

NET INCREASE (DECREASE) IN NET
ASSETS                              (186,221)       64,619      47,377      47,233

NET ASSETS

Beginning of period                 2,854,701    2,790,082     439,023     391,790
                                   ----------   ----------    --------    --------
End of period                      $2,668,480   $2,854,701    $486,400    $439,023
                                   ==========   ==========    ========    ========

Accumulated net investment loss     $(15,713)    $(11,917)    $(4,459)    $(3,027)
                                   ==========   ==========    ========    ========

See Notes to Financial Statements.

------
30

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED), EIGHT MONTHS ENDED NOVEMBER 30, 2006
AND YEAR ENDED MARCH 31, 2006 (AMOUNTS IN THOUSANDS)
                                                               International Value
                                              May 31,       Nov. 30,     March 31,
Increase (Decrease) in Net Assets                2007        2006(1)          2006

OPERATIONS

Net investment income (loss)                    $ 819        $ 1,046       $ 3,019

Net realized gain (loss)                        2,004          4,933        70,935

Change in net unrealized appreciation
(depreciation)                                  7,777          1,099      (38,416)
                                            ---------       --------      --------
Net increase (decrease) in net assets
resulting from operations                      10,600          7,078        35,538
                                            ---------       --------      --------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                                  (15)             --            --

 Institutional Class                          (1,222)             --            --

 A Class                                        (614)             --       (2,743)

 B Class                                        (113)             --          (23)

 C Class                                          (1)             --            --

 R Class                                          (1)             --            --

From net realized gains:

 Investor Class                                 (145)             --            --

 Institutional Class                         (11,690)             --            --

 A Class                                      (6,476)             --       (3,924)

 B Class                                      (1,432)             --          (86)

 C Class                                         (14)             --            --

 R Class                                          (9)             --            --
                                            ---------       --------      --------
Decrease in net assets from
distributions                                (21,732)             --       (6,776)
                                            ---------       --------      --------

CAPITAL SHARE TRANSACTIONS

Net increase (decrease) in net assets
from capital share transactions                22,027        (6,329)     (177,608)
                                            ---------       --------      --------

NET INCREASE (DECREASE) IN NET ASSETS          10,895            749     (148,846)

NET ASSETS

Beginning of period                            60,283         59,534       208,380
                                            ---------       --------      --------
End of period                                 $71,178        $60,283      $ 59,534
                                            =========       ========      ========

Undistributed net investment income              $385         $1,532          $496
                                            =========       ========      ========

(1) The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period (See Note 9).

See Notes to Financial Statements.

------
31

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Growth Fund
(International Growth), Global Growth Fund (Global Growth) and International
Value Fund (International Value) (collectively, the funds) are three funds in a series issued by the corporation (see Note 9). The funds are diversified under the 1940 Act. International Growth and Global Growth's investment objective is to seek capital growth. International Value's investment objective is to seek long-term capital growth. International Growth pursues its objective by investing primarily in equity securities of foreign companies in at least three developed countries (excluding the United States). Global
Growth pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries. International
Value pursues its objective by investing primarily in equity securities of foreign companies. International Value may also invest a portion of its assets in U.S. companies. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Growth and Global Growth are authorized to issue the Investor Class, the Institutional Class, the Advisor Class, the A
Class, the B Class, the C Class and the R Class. International Value is
authorized to issue the Investor Class, the Institutional Class, the A Class,
the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets. Sale of Global Growth's A Class and B Class commenced on December 1, 2005. Sale of
International Value's Investor Class, Institutional Class, C Class and R Class
commenced on April 3, 2006.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

------
32

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

SECURITIES ON LOAN -- International Growth and Global Growth may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. International Growth and Global Growth continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

REDEMPTION -- The funds may impose a 2.00% redemption fee on shares held less than 60 days. The redemption fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the funds and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
33

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy assets of International Growth includes the assets of NT
International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule for International Growth ranges from 1.10% to
1.50% for the Investor Class, A Class, B Class, C Class and R Class. The
annual management fee schedule for Global Growth ranges from 1.05% to 1.30%
for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for International Value ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional
Class is 0.20% less and the Advisor Class is 0.25% less, as applicable, at each point within the range. The effective annual management fee for each class of each fund for the six months ended May 31, 2007 was as follows:

                          Investor, A, B, C & R   Institutional   Advisor
International Growth              1.25%               1.05%        1.00%
Global Growth                     1.30%               1.10%        1.05%
International Value               1.30%               1.10%         N/A

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of International Growth and Global Growth. The subadvisor makes investment decisions for the cash portion of International Growth and Global
Growth in accordance with their investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of
International Growth and Global Growth.

ACGIM has entered into a Subadvisory Agreement with Templeton Investment
Counsel, LLC (Templeton) on behalf of International Value. Templeton makes investment decisions for International Value in accordance with its investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining Templeton as the subadvisor of International Value.

------
34

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class (the Advisor
Class plan) and a separate Master Distribution and Individual Shareholder
Services Plan for each of the A Class, B Class, C Class and R Class
(collectively with the Advisor Class plan, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American
Century Investment Services, Inc. (ACIS) an annual distribution fee of 0.25%
and service fee of 0.25%. The plans provide that the A Class will pay ACIS an annual distribution and service fee of 0.25%. The plans provide that the B
Class and the C Class will pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for A Class, B Class, C Class and R
Class shares. ACIS has agreed to voluntarily waive a portion of its distribution and service fees through March 31, 2008, by 0.15% for the A Class and 0.21% for the B Class of International Value. For the six months ended May
31, 2007, the A Class and B Class waived $15,453 and $4,508 ($ in full), respectively, of distribution and service fees for International Value. Fees incurred under the plans during the six months ended May 31, 2007, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). International
Growth and Global Growth have a securities lending agreement with JPMCB. JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2007, were as follows:

                          International Growth  Global Growth   International Value
Purchases                      $1,961,657          $234,652            $4,009
Proceeds from sales            $2,464,969          $254,013            $3,701

------
35

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                             Six months                 Year ended
                                     ended May 31, 2007          November 30, 2006
                                  Shares         Amount      Shares         Amount
International Growth

INVESTOR CLASS/SHARES
AUTHORIZED                     1,000,000                  1,000,000
                               =========                  =========
Sold                              13,594      $ 173,806      31,222      $ 343,306

Issued in reinvestment of
distributions                      1,168         14,427       3,469         34,698

Redeemed                        (41,328)   (535,197)(1)    (72,005)   (780,967)(2)
                               ---------   ------------   ---------   ------------
                                (26,566)      (346,964)    (37,314)      (402,963)
                               ---------   ------------   ---------   ------------

INSTITUTIONAL CLASS/SHARES
AUTHORIZED                       150,000                    150,000
                               =========                  =========
Sold                               1,516         19,577       4,490         48,649

Issued in reinvestment of
distributions                         90          1,117         435          4,357

Redeemed                         (6,210)    (81,607)(3)    (19,888)   (212,746)(4)
                               ---------   ------------   ---------   ------------
                                 (4,604)       (60,913)    (14,963)      (159,740)
                               ---------   ------------   ---------   ------------

ADVISOR CLASS/SHARES
AUTHORIZED                       100,000                    100,000
                               =========                  =========
Sold                               4,389         56,194      10,987        120,231

Issued in reinvestment of
distributions                        121          1,489         373          3,722

Redeemed                        (14,103)   (187,110)(5)    (10,331)   (112,654)(6)
                               ---------   ------------   ---------   ------------
                                 (9,593)      (129,427)       1,029         11,299
                               ---------   ------------   ---------   ------------

A CLASS/SHARES AUTHORIZED         25,000                     25,000
                               =========                  =========
Sold                                 248          3,201         608          6,644

Issued in reinvestment of
distributions                         11            134          38            377

Redeemed                           (270)        (3,485)       (899)        (9,623)
                               ---------   ------------   ---------   ------------
                                    (11)          (150)       (253)        (2,602)
                               ---------   ------------   ---------   ------------

B CLASS/SHARES AUTHORIZED         10,000                     10,000
                               =========                  =========
Sold                                  22            277          80            866

Issued in reinvestment of
distributions                         --             --           1             10

Redeemed                            (16)          (203)        (31)          (330)
                               ---------   ------------   ---------   ------------
                                       6             74          50            546
                               ---------   ------------   ---------   ------------

C CLASS/SHARES AUTHORIZED         10,000                     10,000
                               =========                  =========
Sold                                  45            562         128          1,397

Issued in reinvestment of
distributions                         --             --           3             32

Redeemed                            (72)          (910)       (156)        (1,664)
                               ---------   ------------   ---------   ------------
                                    (27)          (348)        (25)          (235)
                               ---------   ------------   ---------   ------------

R CLASS/SHARES AUTHORIZED          5,000                      5,000
                               =========                  =========
Sold                                  89          1,155         140          1,533

Issued in reinvestment of
distributions                         --              4           2             20

Redeemed                            (22)          (284)       (154)        (1,758)
                               ---------   ------------   ---------   ------------
                                      67            875        (12)          (205)
                               ---------   ------------   ---------   ------------
Net increase (decrease)         (40,728)     $(536,853)    (51,488)     $(553,900)
                               =========   ============   =========   ============

(1) Net of redemption fees of $79.

(2) Net of redemption fees of $156.

(3) Net of redemption fees of $5.

(4) Net of redemption fees of $16.

(5) Net of redemption fees of $31.

(6) Net of redemption fees of $81.

------
36

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                                Six months              Year ended
                                        ended May 31, 2007       November 30, 2006
                                      Shares        Amount    Shares        Amount
Global Growth

INVESTOR CLASS/SHARES AUTHORIZED     150,000                 150,000
                                     =======                 =======
Sold                                   1,891      $ 20,738     5,161      $ 50,085

Issued in reinvestment of
distributions                            962        10,090       289         2,636

Redeemed                             (3,955)   (43,220)(1)   (8,373)   (80,834)(2)
                                     -------   -----------   -------   -----------
                                     (1,102)      (12,392)   (2,923)      (28,113)
                                     -------   -----------   -------   -----------

INSTITUTIONAL CLASS/SHARES
AUTHORIZED                             5,000                   5,000
                                     =======                 =======
Sold                                     522         5,703       219         2,130

Issued in reinvestment of
distributions                             30           322         9            80

Redeemed                               (127)       (1,415)     (391)       (3,851)
                                     -------   -----------   -------   -----------
                                         425         4,610     (163)       (1,641)
                                     -------   -----------   -------   -----------

ADVISOR CLASS/SHARES AUTHORIZED        5,000                   5,000
                                     =======                 =======
Sold                                      34           376       332         3,165

Issued in reinvestment of
distributions                             12           124         1            13

Redeemed                                (75)         (818)     (215)    (2,037)(3)
                                     -------   -----------   -------   -----------
                                        (29)         (318)       118         1,141
                                     -------   -----------   -------   -----------

A CLASS/SHARES AUTHORIZED             10,000                  10,000
                                     =======                 =======
Sold                                     276         3,041       532         5,196

Issued in reinvestment of
distributions                             13           135        --            --

Redeemed                                (56)         (616)      (27)         (261)
                                     -------   -----------   -------   -----------
                                         233         2,560       505         4,935
                                     -------   -----------   -------   -----------

B CLASS/SHARES AUTHORIZED             10,000                  10,000
                                     =======                 =======
Sold                                       7            79        37           357

Issued in reinvestment of
distributions                              1             8        --            --

Redeemed                                 (2)          (19)       (3)          (32)
                                     -------   -----------   -------   -----------
                                           6            68        34           325
                                     -------   -----------   -------   -----------

C CLASS/SHARES AUTHORIZED              5,000                   5,000
                                     =======                 =======
Sold                                      45           476        82           772

Issued in reinvestment of
distributions                              2            22        --            --

Redeemed                                 (8)          (85)      (31)         (289)
                                     -------   -----------   -------   -----------
                                          39           413        51           483
                                     -------   -----------   -------   -----------

R CLASS/SHARES AUTHORIZED             10,000                  10,000
                                     =======                 =======
Sold                                       2            20        --            --

Issued in reinvestment of
distributions                             --             1        --            --
                                     -------   -----------   -------   -----------
                                           2            21        --            --
                                     -------   -----------   -------   -----------
Net increase (decrease)                (426)     $ (5,038)   (2,378)     $(22,870)
                                     =======   ===========   =======   ===========

(1) Net of redemption fees of $9.

(2) Net of redemption fees of $18.

(3) Net of redemption fees of $1.

------
37

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                            Six months          Year ended
                                 ended        November 30,              Year ended
                          May 31, 2007             2006(1)          March 31, 2006
                      Shares    Amount   Shares     Amount     Shares       Amount
International
Value

INVESTOR
CLASS/SHARES
AUTHORIZED            55,000             55,000                   N/A
                     =======            =======              ========
Sold                      53     $ 542       30      $ 413

Issued in
reinvestment of
distributions             17       157       --         --

Redeemed                 (4)      (34)       --         --
                     -------   -------  -------   --------
                          66       665       30        413
                     -------   -------  -------   --------

INSTITUTIONAL
CLASS/SHARES
AUTHORIZED            55,000             55,000                   N/A
                     =======            =======              ========
Sold                     103     1,046    2,474     31,954

Issued in
reinvestment of
distributions          1,355    12,912       --         --

Redeemed                (12)     (120)       --         --
                     -------   -------  -------   --------
                       1,446    13,838    2,474     31,954
                     -------   -------  -------   --------

A CLASS/SHARES
AUTHORIZED            55,000             55,000               179,529
                     =======            =======              ========
Sold                     415     4,204      242      3,170        474      $ 5,502

Issued in
reinvestment of
distributions            697     6,655       --         --        565        6,637

Redeemed               (426)   (4,359)  (3,158)   (40,813)   (15,369)    (188,758)
                     -------   -------  -------   --------   --------   ----------
                         686     6,500  (2,916)   (37,643)   (14,330)    (176,619)
                     -------   -------  -------   --------   --------   ----------

B CLASS/SHARES
AUTHORIZED             5,000              5,000                90,471
                     =======            =======              ========
Sold                      33       323       30        385         54          604

Issued in
reinvestment of
distributions            161     1,506       --         --          9          108

Redeemed                (93)     (932)    (117)    (1,501)      (150)      (1,701)
                     -------   -------  -------   --------   --------   ----------
                         101       897     (87)    (1,116)       (87)        (989)
                     -------   -------  -------   --------   --------   ----------

C CLASS/SHARES
AUTHORIZED            50,000             50,000                   N/A
                     =======            =======              ========
Sold                       7        75        3         38

Issued in
reinvestment of
distributions              2        15       --         --
                     -------   -------  -------   --------
                           9        90        3         38
                     -------   -------  -------   --------

R CLASS/SHARES
AUTHORIZED             5,000              5,000                   N/A
                     =======            =======              ========
Sold                       3        31        2         25
Issued in
reinvestment of
distributions              1        10       --         --
Redeemed                  --       (4)       --         --
                     -------   -------  -------   --------
                           4        37        2         25
                     -------   -------  -------   --------
Net increase
(decrease)             2,312   $22,027    (494)   $(6,329)   (14,417)   $(177,608)
                     =======   =======  =======   ========   ========   ==========

(1) April 3, 2006 (commencement of sale) through November 30, 2006 for
Investor Class, Institutional Class, C Class and R Class. April 1, 2006
through November 30, 2006 for A Class and B Class. International Value's
fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period (See Note 9).

------
38

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of May 31, 2007, securities in International Growth and Global Growth valued at $633,765 and $92,141, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $676,536 and $95,909, respectively. International Growth and Global
Growth's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by International Growth and
Global Growth may be delayed or limited.

6. BANK LINE OF CREDIT

International Growth and Global Growth, along with certain other funds managed by ACIM or ACGIM, have a $500 million unsecured bank line of credit agreement
(the agreement) with JPMCB. International Value entered into the agreement on
December 13, 2006. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components of investments for federal income tax purposes were as follows:

                                     International        Global     International
                                            Growth        Growth             Value
Federal tax cost of investments         $2,648,180      $451,444           $43,391
                                     =============     =========     =============
Gross tax appreciation of
investments                               $728,687      $125,197           $27,975

Gross tax depreciation of
investments                                (4,926)         (844)             (427)
                                     -------------     ---------     -------------
Net tax appreciation
(depreciation) of investments             $723,761      $124,353           $27,548
                                     =============     =========     =============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

------
39

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

Following are the capital loss carryovers and currency loss deferral amounts as of November 30, 2006:

                                  International                      International
                                         Growth  Global Growth               Value
Accumulated capital losses           $(424,461)             --                  --
Currency loss deferrals                  $(262)          $(36)                $(3)

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(366,696) and
$(57,765) in International Growth expire in 2010 and 2011, respectively.

The currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. REORGANIZATION PLAN

As of the close of business on March 31, 2006, International Value acquired all of the net assets of the Mason Street International Equity Fund
(International Equity), one fund in a series of issued by Mason Street Funds,
Inc., pursuant to a plan of reorganization approved by the acquired fund's shareholders on March 15, 2006. International Value is maintaining the financial statements and performance history of International Equity.
International Value's fiscal year end changed from March 31 to November 30.

Prior to the reorganization, International Equity had A Class and B Class shares. At the close of business and as a result of the reorganization, A
Class shares and B Class shares of the acquired fund were converted to A Class shares and B Class shares, respectively, of the surviving fund.

A Class and B Class net assets of International Equity before the reorganization were $54,617 and $4,917, respectively. Immediately after the reorganization, A Class and B Class net assets of International Value were
$54,617 and $4,917, respectively.

10. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
40

FINANCIAL HIGHLIGHTS
International Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                      2007(1)         2006         2005         2004         2003         2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $12.17        $9.75        $8.79        $7.54        $6.69        $7.86
                     --------     --------     --------     --------     --------     --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.08         0.06         0.11         0.05         0.06         0.06

 Net
 Realized and
 Unrealized
 Gain (Loss)             1.60         2.54         0.94         1.26         0.85       (1.20)
                     --------     --------     --------     --------     --------     --------
 Total From
 Investment
 Operations              1.68         2.60         1.05         1.31         0.91       (1.14)
                     --------     --------     --------     --------     --------     --------
Distributions

 From Net
 Investment
 Income                (0.09)       (0.18)       (0.09)       (0.06)       (0.06)       (0.03)
                     --------     --------     --------     --------     --------     --------
Net Asset
Value, End
of Period              $13.76       $12.17        $9.75        $8.79        $7.54        $6.69
                     ========     ========     ========     ========     ========     ========

TOTAL
RETURN(3)              13.90%       27.03%       12.09%       17.45%       13.70%     (14.54)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.26%(4)        1.26%        1.23%        1.26%        1.28%        1.25%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets           1.18%(4)        0.52%        1.22%        0.57%        0.84%        0.76%

Portfolio
Turnover Rate             70%          95%          89%         118%         169%         215%

Net Assets,
End of Period
(in
thousands)         $2,295,388   $2,352,967   $2,249,430   $2,395,249   $2,502,831   $2,410,600

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
41

International Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                    2007(1)       2006       2005       2004       2003      2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period               $12.20      $9.78      $8.82      $7.56      $6.71     $7.88
                   --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             0.09       0.07       0.13       0.06       0.07      0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)           1.61       2.55       0.94       1.27       0.85    (1.19)
                   --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations            1.70       2.62       1.07       1.33       0.92    (1.12)
                   --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income              (0.12)     (0.20)     (0.11)     (0.07)     (0.07)    (0.05)
                   --------   --------   --------   --------   --------  --------
Net Asset
Value, End of
Period               $13.78     $12.20      $9.78      $8.82      $7.56     $6.71
                   ========   ========   ========   ========   ========  ========

TOTAL
RETURN(3)            14.01%     27.19%     12.28%     17.78%     13.89%  (14.33)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.06%(4)      1.06%      1.03%      1.06%      1.08%     1.05%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         1.38%(4)      0.72%      1.42%      0.77%      1.04%     0.96%

Portfolio
Turnover Rate           70%        95%        89%       118%       169%      215%

Net Assets,
End of Period
(in
thousands)          $78,684   $125,814   $247,077   $283,330   $301,854  $270,121

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
42

International Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                    2007(1)       2006       2005       2004       2003      2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period               $12.12      $9.72      $8.76      $7.52      $6.66     $7.83
                   --------   --------   --------   --------   --------  --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)             0.05       0.03       0.09       0.03       0.03      0.04

 Net Realized
 and
 Unrealized
 Gain (Loss)           1.62       2.52       0.94       1.25       0.87    (1.20)
                   --------   --------   --------   --------   --------  --------
 Total From
 Investment
 Operations            1.67       2.55       1.03       1.28       0.90    (1.16)
                   --------   --------   --------   --------   --------  --------
Distributions

 From Net
 Investment
 Income              (0.06)     (0.15)     (0.07)     (0.04)     (0.04)    (0.01)
                   --------   --------   --------   --------   --------  --------
Net Asset
Value, End of
Period               $13.73     $12.12      $9.72      $8.76      $7.52     $6.66
                   ========   ========   ========   ========   ========  ========

TOTAL
RETURN(3)            13.84%     26.57%     11.85%     17.07%     13.62%  (14.81)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets             1.51%(4)      1.51%      1.48%      1.51%      1.53%     1.50%

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         0.93%(4)      0.27%      0.97%      0.32%      0.59%     0.51%

Portfolio
Turnover Rate           70%        95%        89%       118%       169%      215%

Net Assets,
End of Period
(in
thousands)         $249,296   $336,497   $259,651   $275,195   $239,256  $196,949

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
43

International Growth

A Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                              2007(1)     2006      2005      2004      2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period            $12.14    $9.73     $8.77     $7.53        $6.10
                              -------  -------   -------   -------      -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(3)                       0.07     0.04      0.09      0.03       (0.02)

 Net Realized and
 Unrealized Gain
 (Loss)                          1.59     2.52      0.94      1.25         1.45
                              -------  -------   -------   -------      -------
 Total From Investment
 Operations                      1.66     2.56      1.03      1.28         1.43
                              -------  -------   -------   -------      -------
Distributions

 From Net Investment
 Income                        (0.06)   (0.15)    (0.07)    (0.04)           --
                              -------  -------   -------   -------      -------
Net Asset Value,
End of Period                  $13.74   $12.14     $9.73     $8.77        $7.53
                              =======  =======   =======   =======      =======

TOTAL RETURN(4)                13.73%   26.65%    11.84%    17.10%       23.44%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                   1.51%(5)    1.51%     1.48%     1.51%     1.53%(5)

Ratio of Net
Investment
Income (Loss) to
Average
Net Assets                   0.93%(5)    0.27%     0.97%     0.32%   (0.40)%(5)

Portfolio Turnover
Rate                              70%      95%       89%      118%      169%(6)

Net Assets, End of
Period (in thousands)         $31,957  $28,367   $25,193   $14,170       $7,395

(1) Six months ended May 31, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
44

International Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                 2007(1)     2006      2005      2004      2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period               $12.04    $9.65     $8.70     $7.48        $6.10
                                 -------  -------   -------   -------      -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(3)                          0.02   (0.05)      0.02    (0.03)       (0.03)

 Net Realized and
 Unrealized Gain (Loss)             1.58     2.52      0.93      1.25         1.41
                                 -------  -------   -------   -------      -------
 Total From Investment
 Operations                         1.60     2.47      0.95      1.22         1.38
                                 -------  -------   -------   -------      -------
Distributions

 From Net
 Investment  Income                   --   (0.08)     --(4)        --           --
                                 -------  -------   -------   -------      -------
Net Asset Value,
End of Period                     $13.64   $12.04     $9.65     $8.70        $7.48
                                 =======  =======   =======   =======      =======

TOTAL RETURN(5)                   13.29%   25.71%    10.97%    16.31%       22.62%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                          2.26%(6)    2.26%     2.23%     2.26%     2.28%(6)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                      0.18%(6)  (0.48)%     0.22%   (0.43)%   (0.51)%(6)

Portfolio Turnover Rate              70%      95%       89%      118%      169%(7)

Net Assets, End of Period
(in thousands)                    $3,133   $2,699    $1,676    $1,107         $513

(1) Six months ended May 31, 2007 (unaudited).

(2) January 31, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
45

International Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                        2007(1)      2006      2005      2004      2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $11.97     $9.60     $8.66     $7.45     $6.60     $7.82
                        -------   -------   -------   -------   -------   -------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(2)          0.02    (0.05)      0.02    (0.03)    (0.01)     --(3)

 Net Realized and
 Unrealized Gain
 (Loss)                    1.58      2.50      0.92      1.24      0.86    (1.22)
                        -------   -------   -------   -------   -------   -------
 Total From
 Investment
 Operations                1.60      2.45      0.94      1.21      0.85    (1.22)
                        -------   -------   -------   -------   -------   -------
Distributions

 From Net
 Investment
 Income                      --    (0.08)     --(3)        --        --        --
                        -------   -------   -------   -------   -------   -------
Net Asset Value,
End of Period            $13.57    $11.97     $9.60     $8.66     $7.45     $6.60
                        =======   =======   =======   =======   =======   =======

TOTAL RETURN(4)          13.37%    25.64%    10.91%    16.24%    12.88%  (15.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 2.26%(5)     2.26%     2.23%     2.26%     2.28%     2.25%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             0.18%(5)   (0.48)%     0.22%   (0.43)%   (0.16)%   (0.24)%

Portfolio
Turnover Rate               70%       95%       89%      118%      169%      215%

Net Assets, End
of Period (in
thousands)               $6,717    $6,250    $5,246    $5,070    $1,933      $912

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
46

International Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                2007(1)     2006       2005      2004      2003(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period              $12.12    $9.71      $8.75     $7.53        $7.02
                                -------  -------    -------   -------      -------
Income From Investment
Operations

 Net Investment Income
 (Loss)(3)                         0.06     0.01       0.07      0.02       (0.01)

 Net Realized and
 Unrealized Gain (Loss)            1.59     2.53       0.94      1.25         0.52
                                -------  -------    -------   -------      -------
 Total From Investment
 Operations                        1.65     2.54       1.01      1.27         0.51
                                -------  -------    -------   -------      -------
Distributions

 From Net Investment
 Income                          (0.03)   (0.13)     (0.05)    (0.05)           --
                                -------  -------    -------   -------      -------
Net Asset Value,
End of Period                    $13.74   $12.12      $9.71     $8.75        $7.53
                                =======  =======    =======   =======      =======

TOTAL RETURN(4)                  13.63%   26.39%     11.58%    16.92%        7.26%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets                     1.76%(5)    1.76%   1.69%(6)     1.76%     1.78%(5)

Ratio of Net Investment
Income (Loss) to Average
Net Assets                     0.68%(5)    0.02%   0.76%(6)     0.07%   (0.74)%(5)

Portfolio Turnover Rate             70%      95%        89%      118%      169%(7)

Net Assets, End of
Period (in thousands)            $3,305   $2,106     $1,809      $376           $3

(1) Six months ended May 31, 2007 (unaudited).

(2) August 29, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been
1.73% and 0.72%, respectively.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
47

Global Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                      2007(1)       2006      2005       2004       2003       2002
PER-SHARE DATA
Net Asset
Value,
Beginning of
Period                 $10.52      $8.88     $7.49      $6.48      $5.39      $6.18
                      -------    -------   -------    -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.01      --(3)     --(3)     (0.01)      --(3)       0.01

 Net Realized
 and
 Unrealized
 Gain (Loss)             1.51       1.70      1.41       1.02       1.09     (0.80)
                      -------    -------   -------    -------    -------    -------
 Total From
 Investment
 Operations              1.52       1.70      1.41       1.01       1.09     (0.79)
                      -------    -------   -------    -------    -------    -------
Distributions

 From Net
 Investment
 Income                (0.05)     (0.06)    (0.02)         --         --         --

 From Net
 Realized
 Gains                 (0.22)         --        --         --         --         --
                      -------    -------   -------    -------    -------    -------
 Total
 Distributions         (0.27)     (0.06)    (0.02)         --         --         --
                      -------    -------   -------    -------    -------    -------
Net Asset
Value, End of
Period                 $11.77     $10.52     $8.88      $7.49      $6.48      $5.39
                      =======    =======   =======    =======    =======    =======

TOTAL
RETURN(4)              14.76%     19.30%    18.87%     15.59%     20.22%   (12.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.31%(5)      1.31%     1.30%      1.30%      1.31%      1.32%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               0.24%(5)    (0.05)%   (0.01)%    (0.12)%      0.00%      0.13%

Portfolio
Turnover Rate             51%        95%       36%        79%       152%       278%

Net Assets,
End of Period
(in thousands)       $455,074   $418,185  $378,976   $299,807   $250,306   $213,314

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
48

Global Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                        2007(1)      2006      2005      2004      2003      2002
PER-SHARE DATA

Net Asset Value,
Beginning of
Period                   $10.60     $8.95     $7.55     $6.52     $5.41     $6.19
                       --------  -------    -------   -------   -------  --------
Income From
Investment
Operations

 Net Investment
 Income (Loss)(2)          0.03      0.01      0.01     --(3)      0.01      0.02

 Net Realized and
 Unrealized Gain
 (Loss)                    1.51      1.72      1.43      1.03      1.10    (0.80)
                       --------   -------   -------   -------   -------  --------
 Total From
 Investment
 Operations                1.54      1.73      1.44      1.03      1.11    (0.78)
                       --------   -------   -------   -------   -------  --------
Distributions

 From Net
 Investment
 Income                  (0.07)    (0.08)    (0.04)        --        --        --

 From Net
 Realized Gains          (0.22)        --        --        --        --        --
                       --------   -------   -------   -------   -------  --------
 Total
 Distributions           (0.29)    (0.08)    (0.04)        --        --        --
                       --------   -------   -------   -------   -------  --------
Net Asset Value,
End of Period            $11.85    $10.60     $8.95     $7.55     $6.52     $5.41
                       ========   =======   =======   =======   =======  ========

TOTAL RETURN(4)          14.87%    19.50%    19.22%    15.80%    20.52%  (12.60)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 1.11%(5)     1.11%     1.10%     1.10%     1.11%     1.12%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             0.44%(5)     0.15%     0.19%     0.08%     0.20%     0.33%

Portfolio
Turnover Rate               51%       95%       36%       79%      152%      278%

Net Assets, End
of Period (in
thousands)              $14,597    $8,540    $8,669    $6,774    $7,901    $3,288

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
49

Global Growth

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                        2007(1)      2006      2005      2004      2003      2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                   $10.41     $8.79     $7.41     $6.43     $5.36     $6.16
                        -------   -------   -------   -------   -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                --(3)    (0.03)    (0.02)    (0.02)    (0.02)    (0.01)

 Net Realized
 and Unrealized
 Gain (Loss)               1.50      1.69      1.40      1.00      1.09    (0.79)
                        -------   -------   -------   -------   -------   -------
 Total From
 Investment
 Operations                1.50      1.66      1.38      0.98      1.07    (0.80)
                        -------   -------   -------   -------   -------   -------
Distributions

 From Net
 Investment
 Income                  (0.02)    (0.04)        --        --        --        --

 From Net
 Realized Gains          (0.22)        --        --        --        --        --
                        -------   -------   -------   -------   -------   -------
 Total
 Distributions           (0.24)    (0.04)        --        --        --        --
                        -------   -------   -------   -------   -------   -------
Net Asset
Value, End of
Period                   $11.67    $10.41     $8.79     $7.41     $6.43     $5.36
                        =======   =======   =======   =======   =======   =======

TOTAL RETURN(4)          14.72%    18.97%    18.62%    15.24%    19.96%  (12.99)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 1.56%(5)     1.56%     1.55%     1.55%     1.56%     1.57%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               (0.01)%(5)   (0.30)%   (0.26)%   (0.37)%   (0.25)%   (0.12)%

Portfolio
Turnover Rate               51%       95%       36%       79%      152%      278%

Net Assets, End
of Period (in
thousands)               $5,906    $5,571    $3,664    $2,475    $1,044      $537

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
50

Global Growth

A Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                  2007(1)       2006
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.49      $9.02
                                                 --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                     0.01     (0.03)

 Net Realized and Unrealized Gain (Loss)             1.50       1.56
                                                 --------   --------
 Total From Investment Operations                    1.51       1.53
                                                 --------   --------
Distributions

 From Net Investment Income                        (0.02)     (0.06)

 From Net Realized Gains                           (0.22)         --
                                                 --------   --------
 Total Distributions                               (0.24)     (0.06)
                                                 --------   --------
Net Asset Value, End of Period                     $11.76     $10.49
                                                 ========   ========

TOTAL RETURN(3)                                    14.70%     17.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            1.56%(4)      1.56%

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.01)%(4)    (0.30)%

Portfolio Turnover Rate                               51%        95%

Net Assets, End of Period (in thousands)           $8,678     $5,295

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
51

Global Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                                  2007(1)       2006
PER-SHARE DATA

Net Asset Value, Beginning of Period               $10.42      $9.02
                                                 --------   --------
Income From Investment Operations

 Net Investment Income (Loss)(2)                   (0.04)     (0.11)

 Net Realized and Unrealized Gain (Loss)             1.49       1.57
                                                 --------   --------
 Total From Investment Operations                    1.45       1.46
                                                 --------   --------
Distributions

 From Net Investment Income                            --     (0.06)

 From Net Realized Gains                           (0.22)         --
                                                 --------   --------
 Total Distributions                               (0.22)     (0.06)
                                                 --------   --------
Net Asset Value, End of Period                     $11.65     $10.42
                                                 ========   ========

TOTAL RETURN(3)                                    14.18%     16.29%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                            2.31%(4)      2.31%

Ratio of Net Investment Income (Loss)
to Average Net Assets                          (0.76)%(4)    (1.05)%

Portfolio Turnover Rate                               51%        95%

Net Assets, End of Period (in thousands)             $467       $352

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
52

Global Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                      2007(1)      2006      2005      2004      2003     2002(2)
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $10.14     $8.59     $7.29     $6.37     $5.35       $6.14
                      -------   -------   -------   -------   -------     -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)             (0.04)    (0.10)    (0.08)    (0.08)    (0.05)      (0.03)

 Net Realized
 and
 Unrealized
 Gain (Loss)             1.46      1.65      1.38      1.00      1.07      (0.76)
                      -------   -------   -------   -------   -------     -------
 Total From
 Investment
 Operations              1.42      1.55      1.30      0.92      1.02      (0.79)
                      -------   -------   -------   -------   -------     -------
Distributions

 From Net
 Realized
 Gains                 (0.22)        --        --        --        --          --
                      -------   -------   -------   -------   -------     -------
Net Asset
Value, End of
Period                 $11.34    $10.14     $8.59     $7.29     $6.37       $5.35
                      =======   =======   =======   =======   =======     =======

TOTAL
RETURN(4)              14.28%    18.04%    17.83%    14.44%    19.07%    (12.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               2.31%(5)     2.31%     2.30%     2.30%     2.31%    2.32%(5)

Ratio of Net
Investment
Income (Loss)
to Average
Net Assets         (0.76)%(5)   (1.05)%   (1.01)%   (1.12)%   (1.00)%  (0.60)%(5)

Portfolio
Turnover Rate             51%       95%       36%       79%      152%     278%(6)

Net Assets,
End of Period
(in
thousands)             $1,620    $1,050      $454      $184       $56         $25

(1) Six months ended May 31, 2007 (unaudited).

(2) March 1, 2002 (commencement of sale) through November 30, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
53

Global Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30
(except as noted)
                                               2007(1)       2006      2005(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period            $10.47      $8.86        $8.37
                                              --------   --------     --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                 --(4)     (0.05)       (0.02)

 Net Realized and Unrealized
 Gain (Loss)                                      1.49       1.71         0.51
                                              --------   --------     --------
 Total From Investment Operations                 1.49       1.66         0.49
                                              --------   --------     --------
Distributions

 From Net Investment Income                         --     (0.05)           --

 From Net Realized Gains                        (0.22)         --           --
                                              --------   --------     --------
 Total Distributions                            (0.22)     (0.05)           --
                                              --------   --------     --------
Net Asset Value, End of Period                  $11.74     $10.47        $8.86
                                              ========   ========     ========

TOTAL RETURN(5)                                 14.50%     18.79%        5.85%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                         1.81%(6)      1.81%     1.80%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.26)%(6)    (0.55)%   (0.71)%(6)

Portfolio Turnover Rate                            51%        95%       36%(7)

Net Assets, End of Period
(in thousands)                                     $58        $32          $26

(1) Six months ended May 31, 2007 (unaudited).

(2) July 29, 2005 (commencement of sale) through November 30, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2005.

See Notes to Financial Statements.

------
54

International Value

Investor Class
For a Share Outstanding Throughout the Periods Indicated
                                                   2007(1)       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                $14.36        $12.85
                                                  --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                      0.17          0.15

 Net Realized and Unrealized Gain (Loss)              1.59          1.36
                                                  --------      --------
 Total From Investment Operations                     1.76          1.51
                                                  --------      --------
Distributions

 From Net Investment Income                         (0.47)            --

 From Net Realized Gains                            (4.72)            --
                                                  --------      --------
 Total Distributions                                (5.19)            --
                                                  --------      --------
Net Asset Value, End of Period                      $10.93        $14.36
                                                  ========      ========

TOTAL RETURN(4)                                     17.63%        11.75%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.30%(5)      1.30%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          2.50%(5)(6)   2.77%(5)(6)

Portfolio Turnover Rate                                 6%           17%

Net Assets, End of Period (in thousands)            $1,053          $437

(1) Six months ended May 31, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through November 30, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Due to cyclical dividends, the annualized ratio of net investment income
(loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
55

International Value

Institutional Class
For a Share Outstanding Throughout the Periods Indicated
                                                   2007(1)       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                $14.38        $12.85
                                                  --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                      0.14          0.25

 Net Realized and Unrealized Gain (Loss)              1.63          1.28
                                                  --------      --------
 Total From Investment Operations                     1.77          1.53
                                                  --------      --------
Distributions

 From Net Investment Income                         (0.49)            --

 From Net Realized Gains                            (4.72)            --
                                                  --------      --------
 Total Distributions                                (5.21)            --
                                                  --------      --------
Net Asset Value, End of Period                      $10.94        $14.38
                                                  ========      ========

TOTAL RETURN(4)                                     17.74%        11.91%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.10%(5)      1.10%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          2.70%(5)(6)   2.97%(5)(6)

Portfolio Turnover Rate                                 6%           17%

Net Assets, End of Period (in thousands)           $42,900       $35,574

(1) Six months ended May 31, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through November 30, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Due to cyclical dividends, the annualized ratio of net investment income
(loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
56

International Value

A Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                            2007(1)          2006(2)      2006       2005      2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                       $14.35           $12.70    $10.91      $9.64     $6.22      $8.70
                            -------          -------   -------    -------   -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                     0.12             0.25      0.18       0.13      0.10       0.07

 Net Realized
 and
 Unrealized
 Gain (Loss)                   1.65             1.40      1.97       1.37      3.42     (2.51)
                            -------          -------   -------    -------   -------    -------
 Total From
 Investment
 Operations                    1.77             1.65      2.15       1.50      3.52     (2.44)
                            -------          -------   -------    -------   -------    -------
Distributions

 From Net
 Investment
 Income                      (0.45)               --    (0.15)     (0.11)    (0.10)     (0.04)

 From Net
 Realized
 Gains                       (4.72)               --    (0.21)     (0.12)        --         --
                            -------          -------   -------    -------   -------    -------
 Total
 Distributions               (5.17)               --    (0.36)     (0.23)    (0.10)     (0.04)
                            -------          -------   -------    -------   -------    -------
Net Asset
Value, End of
Period                       $10.95           $14.35    $12.70     $10.91     $9.64      $6.22
                            =======          =======   =======    =======   =======    =======

TOTAL RETURN(4)              17.64%           12.99%    19.95%     15.58%    56.65%   (28.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                  1.40%(5)(6)      1.40%(5)(6)     1.35%      1.41%     1.47%   1.65%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense
Waiver)                    1.55%(6)         1.55%(6)     1.35%      1.41%     1.47%      1.66%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               2.40%(5)(6)(8)   2.67%(5)(6)(8)     1.52%      1.28%     1.13%   0.89%(7)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense
Waiver)                 2.25%(6)(8)      2.52%(6)(8)     1.52%      1.28%     1.13%      0.90%

Portfolio
Turnover Rate                    6%              17%        7%        18%       10%        18%

Net Assets,
End of Period
(in thousands)              $22,681          $19,890   $54,617   $203,215  $174,387   $105,862

(1) Six months ended May 31, 2007 (unaudited).

(2) April 1, 2006 through November 30, 2006. The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund's fiscal year was March 31 (See Note 9).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the periods ended May 31, 2007 and November 30, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(6) Annualized.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(8) Due to cyclical dividends, the annualized ratio of net investment income
(loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
57

International Value

B Class
For a Share Outstanding Throughout the Years Ended March 31 (except as noted)
                            2007(1)          2006(2)      2006      2005     2004       2003
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                       $14.08           $12.51    $10.75     $9.52    $6.14      $8.61
                            -------          -------   -------   -------  -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)                     0.08             0.17      0.10      0.06     0.04       0.01

 Net Realized
 and
 Unrealized
 Gain (Loss)                   1.60             1.40      1.93      1.34     3.39     (2.48)
                            -------          -------   -------   -------  -------    -------
 Total From
 Investment
 Operations                    1.68             1.57      2.03      1.40     3.43     (2.47)
                            -------          -------   -------   -------  -------    -------
Distributions

 From Net
 Investment
 Income                      (0.37)               --    (0.06)    (0.05)   (0.05)         --

 From Net
 Realized
 Gains                       (4.72)               --    (0.21)    (0.12)       --         --
                            -------          -------   -------   -------  -------    -------
 Total
 Distributions               (5.09)               --    (0.27)    (0.17)   (0.05)         --
                            -------          -------   -------   -------  -------    -------
Net Asset
Value, End of
Period                       $10.67           $14.08    $12.51    $10.75    $9.52      $6.14
                            =======          =======   =======   =======  =======    =======

TOTAL
RETURN(4)                    17.13%           12.55%    19.07%    14.69%   55.86%   (28.69)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                  2.09%(5)(6)      2.09%(5)(6)     2.08%     2.09%    2.11%   2.30%(7)

Ratio of
Operating
Expenses to
Average Net
Assets (Before
Expense
Waiver)                    2.30%(6)         2.30%(6)     2.08%     2.09%    2.11%      2.31%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               1.71%(5)(6)(8)   1.98%(5)(6)(8)     0.90%     0.61%    0.52%   0.10%(7)

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets (Before
Expense
Waiver)                 1.50%(6)(8)      1.77%(6)(8)     0.90%     0.61%    0.52%      0.09%

Portfolio
Turnover Rate                    6%              17%        7%       18%      10%        18%

Net Assets,
End of Period
(in thousands)               $4,349           $4,313    $4,917    $5,165   $4,491     $3,011

(1) Six months ended May 31, 2007 (unaudited).

(2) April 1, 2006 through November 30, 2006. The fund's fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund's fiscal year was March 31 (See Note 9).

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) During the periods ended May 31, 2007 and November 30, 2006, the distributor voluntarily waived a portion of its distribution and service fees.

(6) Annualized.

(7) The investment advisor voluntarily agreed to waive fees and absorb certain operating expenses.

(8) Due to cyclical dividends, the annualized ratio of net investment income
(loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
58

International Value

C Class
For a Share Outstanding Throughout the Periods Indicated
                                                   2007(1)       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                $14.27        $12.85
                                                  --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                      0.11          0.14

 Net Realized and Unrealized Gain (Loss)              1.59          1.28
                                                  --------      --------
 Total From Investment Operations                     1.70          1.42
                                                  --------      --------
Distributions

 From Net Investment Income                         (0.37)            --

 From Net Realized Gains                            (4.72)            --
                                                  --------      --------
 Total Distributions                                (5.09)            --
                                                  --------      --------
Net Asset Value, End of Period                      $10.88        $14.27
                                                  ========      ========

TOTAL RETURN(4)                                     17.01%        11.05%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             2.30%(5)      2.30%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          1.50%(5)(6)   1.77%(5)(6)

Portfolio Turnover Rate                                 6%           17%

Net Assets, End of Period (in thousands)              $132           $41

(1) Six months ended May 31, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through November 30, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Due to cyclical dividends, the annualized ratio of net investment income
(loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
59

International Value

R Class
For a Share Outstanding Throughout the Periods Indicated
                                                   2007(1)       2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                $14.31        $12.85
                                                  --------      --------
Income From Investment Operations

 Net Investment Income (Loss)(3)                      0.13          0.19

 Net Realized and Unrealized Gain (Loss)              1.61          1.27
                                                  --------      --------
 Total From Investment Operations                     1.74          1.46
                                                  --------      --------
Distributions

 From Net Investment Income                         (0.42)            --

 From Net Realized Gains                            (4.72)            --
                                                  --------      --------
 Total Distributions                                (5.14)            --
                                                  --------      --------
Net Asset Value, End of Period                      $10.91        $14.31
                                                  ========      ========

TOTAL RETURN(4)                                     17.42%        11.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                             1.80%(5)      1.80%(5)

Ratio of Net Investment Income (Loss)
to Average Net Assets                          2.00%(5)(6)   2.27%(5)(6)

Portfolio Turnover Rate                                 6%           17%

Net Assets, End of Period (in thousands)               $63           $28

(1) Six months ended May 31, 2007 (unaudited).

(2) April 3, 2006 (commencement of sale) through November 30, 2006.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Due to cyclical dividends, the annualized ratio of net investment income
(loss) to average net assets is higher than expected.

See Notes to Financial Statements.

------
60

APPROVAL OF MANAGEMENT AGREEMENTS
International Growth, Global Growth, International Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning International Growth, Global Growth and
International Value (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
61

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business.

------
62

At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. Performance for each of International Growth and International
Value was above the median for the one year period and below the median for the three year period. Global Growth's performance for both the one- and three-year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

------
63

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of International Growth was equal to the median of the total expense ratios of its peer group. The unified fees charged to shareholders of
Global Growth and International Value were slightly above the median of the total expense ratios of their peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
64

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor are fair and reasonable in light of the services provided and should be renewed.

The board of directors also unanimously approved the renewal of the investment subadvisory agreement by which American Century Investment Management, Inc.
(the "subadvisor") is engaged to manage the investments of the fund. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the fund under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------
65

SHARE CLASS INFORMATION

Seven classes of shares are authorized for sale by International Growth and
Global Growth: Investor Class, Institutional Class, Advisor Class, A Class, B
Class, C Class, and R Class. Six classes of shares are authorized for sale by
International Value: Investor Class, Institutional Class, A Class, B Class, C
Class, and R Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor
Class, A Class, B Class, C Class, and R Class shares are higher than that of
Investor Class shares. The funds are closed to new self-directed retail investors but are available through financial intermediaries. Self-directed retail investors with open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

A CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. A Class shares are sold at their offering price, which is net asset value plus an initial sales charge that ranges from 5.75%
to 0.00% for equity funds, depending on the amount invested. The initial sales charge is deducted from the purchase amount before it is invested. A Class shares may be subject to a contingent deferred sales charge (CDSC). There is no CDSC on shares acquired through reinvestment of dividends or capital gains.
The prospectus contains information regarding reductions and waivers of sales charges for A Class shares. The unified management fee for A Class shares is the same as for Investor Class shares. A Class shares also are subject to a
0.25% annual Rule 12b-1 distribution and service fee.

B CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% after the sixth year. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for B Class shares is the same as for Investor Class shares. B Class shares also are subject to a 1.00% annual Rule 12b-1 distribution and service fee. B
Class shares automatically convert to A Class shares (with lower expenses)
eight years after their purchase date.

------
66

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

R CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. The unified management fee for R Class shares is the same as for Investor Class shares. R Class shares are subject to a 0.50%
annual Rule 12b-1 distribution and service fee.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
67

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
68

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) INDEX represents the performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
69

NOTES

------
70

NOTES

------
71

NOTES

------
72

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

INVESTORS USING ADVISORS:
1-800-378-9878

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

PRSRT STD
U.S. POSTAGE PAID
AMERICAN CENTURY
COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-SAN-55132S

[cover]

American Century Investments
Semiannual Report                 May 31, 2007

[photo of summer]

International Stock Fund
International Discovery Fund
Emerging Markets Fund
International Opportunities Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® International Stock, International Discovery, Emerging
Markets and International Opportunities funds for the six months ended May 31,
2007. We've gathered this information to help you monitor your investment.
Another resource is our website, americancentury.com, where we post company news and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining us in 2006,
Enrique worked at Munder Capital Management, serving the last four years as president and CIO.

Filling the vacant International Equity CIO position, Mark On joined American
Century Investments in May 2007. Mark came to us from AXA Rosenberg, where he most recently served as CIO and managing director of their Asia Pacific operations in Singapore.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen our financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.]

/s/ James E. Stowers, Jr.

James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective  . . . . . . . . . . . . . . . . . . . . . . . . .    2
       International Equity Total Returns. . . . . . . . . . . . . . . . .    2

INTERNATIONAL STOCK

INTERNATIONAL DISCOVERY

EMERGING MARKETS

INTERNATIONAL OPPORTUNITIES

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for International Stock,
     International Discovery, Emerging Markets and International

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Mark On, Chief Investment Officer, International Equity

INTERNATIONAL STOCKS HIGHER

International equities registered healthy gains for the six months ended May
31, 2007, with most global equity markets posting double-digit returns. Market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe, and Latin America approached or established record highs.

The ride was bumpy, however. Global equity markets sold off sharply in March as investors pondered the implications of trouble in the U.S. subprime mortgage market for the broader economy, and a potential ripple effect from slower consumer spending. However, a number of factors helped international equities bounce back to post solid gains. Steady global growth, massive liquidity, corporate share buybacks, and record merger and acquisition activity all buoyed global asset prices.

Emerging market shares, whose performance is most closely tied to global growth and investor appetite for risk, performed best. European stocks were next, while shares of Japanese equities lagged. Looking at performance by style, growth shares narrowly led value, as measured by the MSCI EAFE Growth and Value indexes, breaking a lengthy streak of value outperformance.

HEALTHY GLOBAL GROWTH

Despite a slowdown in U.S. economic growth, the global economy remained resilient. Strong consumer and corporate demand, reasonably low inflation, improving labor markets, and moderate (though rising) global interest rates have provided steady support for global growth since the recovery began in
2002.

Healthy economic growth led the European Central Bank to hike short-term interest rates twice during the period in the latest of seven-consecutive rate increases. The Bank of Japan also raised interest rates during the period, as unemployment fell to a nine-year low.

SEEKING OPPORTUNITIES

The economic growth in many countries and increasing confidence among investors were testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and our international team is dedicated to searching for companies to help drive investment performance.

International Equity Total Returns
For the six months ended May 31, 2007 (in U.S. dollars)*

MSCI EM Index                                         17.50%
MSCI Europe Index                                     16.13%
MSCI EAFE Growth Index                                14.78%
MSCI EAFE Index                                       14.08%
MSCI EAFE Value Index                                 13.37%
MSCI World Free Index                                 12.25%
MSCI Japan Index                                       5.72%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
International Stock

Total Returns as of May 31, 2007
                                           Average Annual Returns

                                                    Since           Inception
                    6 months(1)   1 year          Inception            Date

INVESTOR CLASS         13.65%     25.99%           22.52%            3/31/05

MSCI EAFE INDEX        14.08%     26.84%           23.84%               --

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
3

International Stock

Growth of $10,000 Over Life of Class

$10,000 investment made March 31, 2005

One-Year Returns Over Life of Class

Periods ended May 31
                     2005*    2006     2007

Investor Class      -2.10%   25.91%   25.99%

MSCI EAFE Index     -2.30%   28.24%   26.84%

*From 3/31/05, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

PORTFOLIO COMMENTARY
International Stock

Portfolio Managers: Alex Tedder and Keith Creveling

PERFORMANCE SUMMARY

International Stock advanced 13.65%* during the six months ended May 31, 2007.
Its benchmark, the MSCI EAFE Index, posted a 14.08% gain. The portfolio's results reflected operating expenses, while the index returns did not.

As noted in the Market Perspective on page 2, economies worldwide enjoyed healthy growth during the period and contributed to gains in the portfolio and benchmark. Investor optimism was tempered somewhat, however, as governments and central banks moved to ease growth rates with interest rate hikes.

Within the portfolio, stock selection in the information technology and consumer staples sectors hindered relative performance, while more effective stock selection in the financials and health care sectors helped boost the portfolio's relative returns. From a geographic perspective, underperforming stocks from the Netherlands and Sweden diminished relative returns, while effective security selection in the United Kingdom and an underweight stake in
Japan, which trailed the benchmark, aided performance on a relative basis.

TECH STOCKS SLUMPED

Although every sector contributed positively on an absolute basis during the period, four lagged the benchmark, which led to underperformance on a relative basis. Two of the poorest performing stocks during the period came from the tech sector as pricing swings, currency volatility, and uncertainties in end-market demand destabilized earnings outlooks.

Our stake in Samsung Electronics slumped amid inconsistent pricing in NAND memory chips, which are found in digital cameras and portable music players.
The manufacturer of semiconductor chips and South Korea's largest exporter was also affected by a climb in the value of the won, the country's currency, against the U.S. dollar and the Japanese yen.

Another holding that detracted from relative performance was contract manufacturer Hon Hai Precision of Taiwan. Although the company benefits from the popularity of Apple products such as the iPod, Hon Hai's stock drifted as fears of slowing growth in the U.S. grew.

Top Ten Holdings as of May 31, 2007
                                             % of            % of
                                          net assets      net assets
                                            as of            as of
                                           5/31/07         11/30/06

Groupe Danone                                1.7%            1.6%

Nintendo Co., Ltd.                           1.6%            0.5%

National Bank of Greece SA                   1.6%            1.3%

Total SA                                     1.5%            1.7%

Roche Holding AG                             1.5%            2.2%

Burberry Group plc                           1.4%            1.2%

Credit Suisse Group                          1.4%            1.2%

AXA SA                                       1.4%            1.5%

HSBC Holdings plc                            1.4%             --

Esprit Holdings Ltd.                         1.4%            0.6%

*Total returns for periods less than one year are not annualized.

------
5

International Stock

INDUSTRIALS SPURRED ADVANCE

Enhancing the portfolio's relative returns were two holdings within the industrials sector -- one of the best performers within the benchmark. Despite a late-period setback due to lower-than-expected quarterly earnings, Denmark's
Vestas Wind Systems AS, the largest wind-power system developer in the world, advanced, and the portfolio benefited from its overweight position. The company reiterated its 2007 forecast for a 17% increase in annual revenues and a global market share goal of 35% by 2008.

Also helping performance was Hochtief AG, a German construction and engineering firm. To counter lackluster results from its domestic construction division, the company has built profitable units across Asia and Australia.

SELECT FINANCIALS THRIVED

Notable stock selections in the financials sector included overweight positions in Swiss asset manager Julius Baer Holdings AG and National Bank of
Greece. Julius Baer said operating profits rose 12% -- and net profits by 35%
-- in 2006 while operating expenses increased by just 1%.

As it pushes to become the largest bank in southeast Europe and Turkey,
National Bank of Greece announced it expects profits to expand by an average of more than 30% a year for the next three years. Both stocks also received lifts amid merger and acquisition speculation.

STARTING POINT FOR NEXT REPORTING PERIOD

The landscape continues to change for international investors: Although emerging economies continue to be the driver of growth worldwide, many are moving from export-driven growth to internal growth, based on consumption.

Against this backdrop, we continue to believe that the outlook for large-cap growth companies remains very good. International Stock has broad exposure to high quality growth companies in a number of markets, and we believe that these will deliver solid returns, even in volatile market conditions.

Types of Investments in Portfolio
                                               % of           % of
                                            net assets     net assets
                                               as of          as of
                                              5/31/07       11/30/06

Foreign Common Stocks                          98.5%          98.0%

Foreign Preferred Stocks                       0.4%            --

TOTAL EQUITY EXPOSURE                          98.9%          98.0%

Temporary Cash Investments                     0.9%           2.1%

Other Assets and Liabilities(1)                0.2%          (0.1)%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of May 31, 2007
                                           % of              % of
                                        net assets        net assets
                                           as of            as of
                                          5/31/07          11/30/06

Japan                                      18.2%            16.3%

United Kingdom                             14.7%            17.2%

Switzerland                                11.7%            12.3%

Germany                                    10.5%             5.4%

France                                     9.8%              9.6%

Australia                                  4.8%              3.8%

Italy                                      4.0%              3.7%

Norway                                     2.9%              2.3%

Hong Kong                                  2.0%              2.2%

Other Countries                            20.3%            25.2%

Cash and Equivalents(2)                    1.1%              2.0%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
6

SCHEDULE OF INVESTMENTS
International Stock

MAY 31, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                    Value

Common Stocks -- 98.5%

AUSTRALIA -- 4.8%
                    63,182  BHP Billiton Ltd.(1)                           $ 1,649
                    14,647  CSL Ltd.                                         1,082
                    37,544  National Australia Bank Ltd.                     1,323
                    54,592  QBE Insurance Group Ltd.                         1,411
                    13,011  Rio Tinto Ltd.(1)                                1,029
                                                                          --------
                                                                             6,494
                                                                          --------
AUSTRIA -- 0.9%
                    15,420  Erste Bank der Oesterreichischen
                            Sparkassen AG(1)(2)                              1,210
                                                                          --------
BELGIUM -- 1.7%
                     9,799  KBC Groupe                                       1,352
                     4,820  Umicore                                          1,029
                                                                          --------
                                                                             2,381
                                                                          --------
CANADA -- 0.8%
                    24,762  Rogers Communications Inc. Cl B                  1,027
                                                                          --------
CZECH REPUBLIC -- 0.8%
                    20,814  CEZ AS(2)                                        1,063
                                                                          --------
DENMARK -- 1.0%
                    18,601  Vestas Wind Systems AS(2)                        1,307
                                                                          --------
FINLAND -- 1.9%
                     8,493  Kone Oyj                                           508
                    24,574  Metso Oyj                                        1,367
                    25,781  Nokia Oyj                                          706
                                                                          --------
                                                                             2,581
                                                                          --------
FRANCE -- 9.8%
                    16,849  Accor SA(1)                                      1,567
                     4,438  ALSTOM Co.(2)                                      703
                    44,273  AXA SA(1)                                        1,935
                    14,414  Groupe Danone                                    2,258
                     5,520  PPR SA(1)                                        1,008
                     8,457  Schneider Electric SA                            1,221
                     6,357  Societe Generale(1)                              1,238
                    27,932  Total SA                                         2,105
                    15,211  Veolia Environnement(1)                          1,273
                                                                          --------
                                                                            13,308
                                                                          --------
GERMANY -- 10.1%
                    12,965  adidas AG                                          828
                     6,003  Allianz SE                                       1,333
                     9,106  BASF AG                                          1,128
                     4,731  Continental AG                                     669
                     4,819  DaimlerChrysler AG                                 442

Shares                                   ($ IN THOUSANDS)                    Value

                     6,554  Deutsche Boerse AG                             $ 1,551
                     9,267  Fresenius Medical Care AG & Co. KGaA             1,360
                    40,473  GEA Group AG(2)                                  1,305
                     9,623  Hochtief AG                                      1,115
                    27,020  KarstadtQuelle AG(2)                               967
                     4,511  Linde AG(1)(2)                                     498
                    12,671  Q-Cells AG(1)(2)                                 1,057
                     8,204  SAP AG                                             393
                     8,194  Siemens AG                                       1,080
                                                                          --------
                                                                            13,726
                                                                          --------
GREECE -- 1.9%
                    13,980  Hellenic Telecommunications
                            Organization SA(2)                                 446
                    35,616  National Bank of Greece SA(2)                    2,128
                                                                          --------
                                                                             2,574
                                                                          --------
HONG KONG -- 2.0%
                   151,500  Esprit Holdings Ltd.                             1,865
                   239,000  Li & Fung Ltd.                                     802
                                                                          --------
                                                                             2,667
                                                                          --------
IRELAND -- 1.6%
                    53,930  Anglo Irish Bank Corp. plc                       1,266
                    22,841  Ryanair Holdings plc ADR(1)(2)                     943
                                                                          --------
                                                                             2,209
                                                                          --------
ITALY -- 4.0%
                    40,270  Banco Popolare di Verona e Novara Scrl(1)        1,223
                    32,596  ENI SpA                                          1,153
                    14,592  Fiat SpA                                           418
                    22,438  Finmeccanica SpA                                   706
                    11,968  Luxottica Group SpA(1)                             420
                    50,724  Saipem SpA(1)                                    1,585
                                                                          --------
                                                                             5,505
                                                                          --------
JAPAN -- 18.2%
                     9,000  AEON Mall Co., Ltd.                                326
                    82,000  Bank of Yokohama Ltd. (The)(1)                     613
                    20,900  Canon, Inc.                                      1,230
                    18,800  Daikin Industries Ltd.                             687
                     7,300  Daito Trust Construction Co., Ltd.                 387
                     7,400  Fanuc Ltd.                                         707
                    13,000  Ibiden Co. Ltd.                                    702
                    31,934  iShares MSCI Japan Index Fund(1)                   467
                    95,000  Isuzu Motors Ltd.                                  463
                    17,600  JTEKT Corp.                                        313

------
7

International Stock
Shares                                   ($ IN THOUSANDS)                    Value

                       123  KDDI Corp.                                     $ 1,051
                    17,300  LAWSON Inc.                                        617
                    11,000  Makita Corp.                                       457
                   107,000  Marubeni Corp.                                     748
                   176,000  Mitsubishi Electric Corp.                        1,610
                        61  Mitsubishi UFJ Financial Group, Inc.               701
                     2,900  Murata Manufacturing Co. Ltd.                      205
                     6,200  Nintendo Co., Ltd.                               2,168
                    94,000  Nippon Yusen Kabushiki Kaisha                      867
                     6,410  ORIX Corp.                                       1,717
                    89,000  Osaka Gas Co. Ltd.                                 331
                    35,000  Sharp Corp.                                        670
                    15,900  Sony Corp.                                         916
                   113,000  Sumitomo Heavy Industries Ltd.                   1,284
                   241,000  Sumitomo Metal
                            Industries Ltd.                                  1,305
                    38,000  Sumitomo Realty & Development Co. Ltd.           1,436
                   111,000  Taisei Corp.(1)                                    366
                    59,000  Tokyo Tatemono Co. Ltd.                            851
                    26,500  Toyota Motor Corp.                               1,589
                                                                          --------
                                                                            24,784
                                                                          --------
MEXICO -- 1.0%
                    22,562  America Movil, SAB de CV ADR                     1,366
                                                                          --------
NETHERLANDS -- 1.6%
                    15,441  Heineken N.V.                                      900
                    22,549  ING Groep N.V. CVA                               1,005
                     6,273  Royal Numico N.V.                                  312
                                                                          --------
                                                                             2,217
                                                                          --------
NORWAY -- 2.9%
                    33,734  Aker Kvaerner ASA                                  828
                    59,567  Statoil ASA(1)                                   1,627
                    31,418  Telenor ASA(1)                                     611
                    30,569  Yara International ASA(1)                          886
                                                                          --------
                                                                             3,952
                                                                          --------
PEOPLE'S REPUBLIC OF CHINA -- 0.4%
                   210,500  China Merchants Bank Co. Ltd. Cl H                 543
                                                                          --------
RUSSIAN FEDERATION -- 0.6%
                    16,184  Mobile TeleSystems ADR(2)                          877
                                                                          --------
SINGAPORE -- 0.7%
                   132,000  Keppel Corp. Ltd.                                  954
                                                                          --------
SOUTH AFRICA -- 0.6%
                    14,073  Anglo American plc                                 847
                                                                          --------

Shares                                   ($ IN THOUSANDS)                    Value

SOUTH KOREA -- 0.2%
                       440  Samsung Electronics                              $ 254
                                                                          --------
SPAIN -- 1.5%
                    40,710  Banco Bilbao Vizcaya Argentaria SA               1,029
                    17,025  Inditex SA                                       1,075
                                                                          --------
                                                                             2,104
                                                                          --------
SWEDEN -- 1.8%
                    26,791  Swedbank AB Cl A                                   987
                   384,256  Telefonaktiebolaget LM Ericsson Cl B             1,458
                                                                          --------
                                                                             2,445
                                                                          --------
SWITZERLAND -- 11.7%
                    69,207  ABB Ltd.                                         1,480
                     1,187  Actelion Ltd.(1)(2)                                259
                    12,959  Adecco SA(1)                                       945
                    19,646  Compagnie Financiere Richemont SA Cl A           1,208
                    25,736  Credit Suisse Group                              1,957
                    14,517  Holcim Ltd.                                      1,605
                    23,092  Julius Baer Holding AG(1)                        1,757
                     1,598  Nestle SA                                          622
                    18,773  Novartis AG                                      1,055
                    11,114  Roche Holding AG                                 2,039
                     8,396  Syngenta AG                                      1,580
                     6,406  Synthes Inc.                                       798
                    10,169  UBS AG                                             663
                                                                          --------
                                                                            15,968
                                                                          --------
TAIWAN (REPUBLIC OF CHINA) -- 1.1%
                   175,600  Hon Hai Precision Industry Co., Ltd.             1,241
                   186,000  Quanta Computer Inc.                               282
                                                                          --------
                                                                             1,523
                                                                          --------
TURKEY -- 0.2%
                    52,585  Turkiye Halk Bankasi AS(2)                         343
                                                                          --------
UNITED KINGDOM -- 14.7%
                    70,263  Barclays plc                                     1,004
                   110,823  BG Group plc                                     1,694
                    15,266  British American Tobacco plc                       517
                   128,687  BT Group plc                                       839
                   145,433  Burberry Group plc                               1,968
                    73,789  Capita Group plc                                 1,082
                    61,712  Carphone Warehouse Group plc                       367
                    20,134  Daily Mail and General Trust plc A Shares          336
                    35,214  GlaxoSmithKline plc                                913

------
8

International Stock

Shares                                   ($ IN THOUSANDS)                    Value

                   103,951  HSBC Holdings plc                              $ 1,923
                    64,769  Informa plc                                        757
                   147,951  International Power plc                          1,329
                   123,344  Man Group plc                                    1,437
                    14,698  Punch Taverns plc                                  391
                    24,841  Reckitt Benckiser plc                            1,350
                    99,841  Royal Bank of Scotland Group plc                 1,240
                   201,681  Tesco plc                                        1,831
                   360,138  Vodafone Group plc                               1,126
                                                                          --------
                                                                            20,104
                                                                          --------
TOTAL COMMON STOCKS
(Cost $111,128)                                                            134,333
                                                                          --------

Preferred Stocks -- 0.4%

GERMANY -- 0.4%
                     3,413  Henkel KGaA                                        531
(Cost $543)
                                                                          --------

Principal Amount

Temporary Cash Investments -- 0.9%

                    $1,300  FHLB Discount Notes, 5.05%, 6/1/07(3)            1,300
(Cost $1,300)
                                                                          --------
Temporary Cash Investments - Securities
Lending Collateral(4) -- 11.1%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%,
dated 5/31/07, due 6/1/07 (Delivery value $10,001)                          10,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various
U.S. Government Agency obligations in a pooled account
at the lending agent), 5.30%, dated 5/31/07, due 6/1/07
(Delivery value $5,094)                                                      5,093
                                                                          --------
TOTAL TEMPORARY CASH INVESTMENTS -
SECURITIES LENDING COLLATERAL
(Cost $15,093)                                                              15,093
                                                                          --------
TOTAL INVESTMENT SECURITIES -- 110.9%
(Cost $128,064)                                                            151,257
                                                                          --------
OTHER ASSETS AND LIABILITIES -- (10.9)%                                   (14,836)
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $136,421
                                                                          ========

Market Sector Diversification
(as a % of net assets)

Financials                       26.1%
Industrials                      16.4%
Consumer Discretionary           14.3%
Materials                         8.5%
Energy                            6.6%
Consumer Staples                  6.6%
Information Technology            6.3%
Health Care                       5.5%
Telecommunication Services        5.4%
Utilities                         2.9%
Diversified                       0.3%
Cash and Equivalents*             1.1%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
FHLB = Federal Home Loan Bank
MSCI = Morgan Stanley Capital International

(1) Security, or a portion thereof, was on loan as of May 31, 2007.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $954, which represented 0.7% of total net assets were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
9

PERFORMANCE
International Discovery

Total Returns as of May 31, 2007
                                             Average Annual Returns

                                                   10         Since     Inception
                     6 months(1)  1 year  5 years   years   Inception      Date

INVESTOR CLASS         22.34%     30.29%  23.65%   16.84%     17.48%      4/1/94

S&P/CITIGROUP EMI
GROWTH WORLD EX-US     17.64%     29.45%  22.01%    9.43%    8.44%(2)       --

Institutional Class    22.40%     30.53%  23.88%     --       17.71%      1/2/98

Advisor Class          22.13%     29.96%  23.36%     --       15.17%     4/28/98

(1) Total returns for periods less than one year are not annualized.

(2) Since 3/31/94, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
10

International Discovery

Growth of $10,000 Over 10 Years

$10,000 investment made May 31, 1997

One-Year Returns Over 10 Years
Periods ended May 31

                     1998    1999    2000     2001     2002     2003     2004    2005     2006     2007

Investor Class      36.97%  -0.37%  63.12%   -20.05%  -7.80%   -8.75%   40.25%  9.25%    58.75%   30.29%

S&P/Citigroup EMI   6.18%   -1.85%  21.21%   -21.65%  -8.01%   -8.73%   42.23%  18.57%   35.69%   29.45%
Growth World ex-US

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
11

PORTFOLIO COMMENTARY
International Discovery

Portfolio Managers: Mark Kopinski and Brian Brady

PERFORMANCE SUMMARY

International Discovery advanced 22.34%* during the six months ended May 31,
2007, compared with the 17.64% gain of its benchmark index, the S&P/Citigroup
EMI Growth World ex-US. The portfolio also outperformed the 19.18%** average return of Morningstar's Foreign Small/Mid Growth category during the period.
Since its inception on April 1, 1994, International Discovery has provided an average annualized return of 17.48%, versus 8.44% for its benchmark.

The portfolio and its benchmark participated in the broad global market's advance during the period as investors benefited from the healthy economic conditions described in the Market Perspective on page 2.

An overweight position and solid stock selection in the industrials sector helped spark the portfolio's relative outperformance, while investments in the telecommunication services and consumer discretionary sectors further enhanced relative gains. From a geographic standpoint, effective stock selection in
Japan and Australia lifted relative returns.

INDUSTRIALS LED THE WAY

Macro conditions proved especially advantageous for stocks in the industrials sector, which tends to be more sensitive to economic developments. Among the portfolio's industrial holdings, two top contributors were Japan Steel Works and NGK Insulators, also of Japan. Japan Steel Works, which builds fabricating machinery for a number of industries, participated in a rally among suppliers to the nuclear power industry as officials in Texas announced plans to build two new power-generating reactors. NGK, which produces diverse insulation products, from porcelain insulators for high-tension power lines to materials used in DNA micro-array applications, upgraded its projections for net sales and profits and bumped up its dividend payment to shareholders.

Elsewhere, France's Nexans, the world's largest producer of cables and wires, rose as it offered a steadily improving outlook. The company is striving to reach sales of 5 billion euros in 2009 by focusing on higher growth industries.

Top Ten Holdings as of May 31, 2007
                                                % of          % of
                                             net assets    net assets
                                               as of          as of
                                              5/31/07       11/30/06

Millicom International Cellular SA              2.9%          3.1%

Japan Steel Works Ltd. (The)                    2.5%          1.4%

CSL Ltd.                                        2.5%          2.4%

Boart Longyear Group                            2.3%           --

Nexans SA                                       2.3%          1.8%

NGK Insulators Ltd.                             2.2%          1.1%

Michael Page International plc                  2.1%          1.5%

Lonza Group AG                                  2.0%          1.2%

Kingspan Group plc                              1.9%          1.8%

Neopost SA                                      1.8%          2.3%

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The one-, five- and ten-year average returns as of May 31, 2007, for
Morningstar's Foreign Small/Mid Growth category were 28.30%, 23.27% and
14.34%, respectively. © 2007 Morningstar, Inc. All Rights Reserved. The
information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
12

International Discovery

OTHER STOCK-SPECIFIC GAINERS

Two holdings that contributed to relative performance during the period were wireless telecommunications service provider Millicom International Cellular
SA of Luxembourg and Australian biotechnology outfit CSL.

Millicom serves about 16.5 million customers in 16 countries across South
America, Central America, Asia, and Africa. During the period, the company reported exceptional subscriber and revenue growth and sold non-essential operations based in Pakistan. CSL, a leading developer of blood plasma products, increased its full-year profit projections by more than 10% and said it asked for a priority review of its flu vaccine in the U.S. A quick approval could allow CSL to market the vaccine in the U.S. this fall.

LAGGARDS IN UTILITIES, FINANCIALS HURT

Detractors from relative performance included select positions within the utilities and financial sectors, which ranked among the poorest in the portfolio during the period. From a geographic perspective, an underweight stake in South Korea, which experienced significant gains, diminished relative performance.

Within the financials space, SBI Holdings of Japan tumbled despite an investment in the company by Wall Street giant Goldman Sachs. Among utilities,
Enagas SA, a Spanish natural gas distributor, underperformed after reports that the government may trim the company's regulated profit margin levels.

STARTING POINT FOR NEXT REPORTING PERIOD

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted, based on the strength of individual companies.

Over the past six months, we have continued to find an abundance of growth potential in the industrials and materials sectors. This has led us to build relatively overweight positions in both sectors. Conversely, we saw less opportunity in the financials sector and scaled back the portfolio's exposure there, maintaining a relative underweight position. From a country point of view, we continue to find attractive growth opportunities in Australia and have been building a relatively overweight position in that region. In the
United Kingdom, we are underweight on a relative basis.

Types of Investments in Portfolio
                                               % of           % of
                                            net assets     net assets
                                               as of          as of
                                              5/31/07       11/30/06

Foreign Common Stocks                          99.0%          96.4%

Temporary Cash Investments                      --            1.5%

Other Assets and Liabilities(1)                1.0%           2.1%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of May 31, 2007
                                             % of            % of
                                          net assets      net assets
                                            as of            as of
                                           5/31/07         11/30/06

Australia                                   12.1%            7.1%

United Kingdom                              11.8%            12.8%

Japan                                       10.5%            10.4%

Germany                                      8.3%            5.0%

Canada                                       7.3%            2.4%

Switzerland                                  6.0%            5.3%

France                                       5.6%            4.5%

Denmark                                      4.1%            3.3%

People's Republic of China                   3.4%            2.8%

Italy                                        3.3%            5.8%

Netherlands                                  3.2%            2.8%

Other Countries                             23.4%            34.2%

Cash and Equivalents(2)                      1.0%            3.6%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
13

SCHEDULE OF INVESTMENTS
International Discovery

MAY 31, 2007 (UNAUDITED)

Shares                                   ($ IN THOUSANDS)                    Value

Common Stocks -- 99.0%

AUSTRALIA -- 12.1%
                  1,174,100  Babcock & Brown Ltd.                         $ 31,267
                 22,421,700  Boart Longyear Group(1)                        40,663
                  1,949,300  Challenger Financial Services Group Ltd.        9,524
                    597,900  CSL Ltd.                                       44,155
                  1,059,600  Lend Lease Corp. Ltd.                          17,461
                  5,853,200  Oxiana Ltd.                                    15,850
                  1,246,800  Paladin Resources Ltd.(1)                       9,034
                    885,000  Transfield Services Ltd.                        8,912
                  1,874,700  Transpacific Industries Group Ltd.             21,377
                    749,300  WorleyParsons Ltd.                             18,478
                                                                        ----------
                                                                           216,721
                                                                        ----------
AUSTRIA -- 2.2%
                    194,800  Andritz AG                                     13,183
                    192,200  Meinl European Land Ltd.(1)                     5,487
                    283,200  Wienerberger AG(2)                             21,376
                                                                        ----------
                                                                            40,046
                                                                        ----------
BELGIUM -- 1.3%
                    107,100  Umicore                                        22,857
                                                                        ----------
CANADA -- 7.3%
                    360,700  Agrium Inc.                                    13,934
                  1,512,200  CAE Inc.                                       19,569
                  1,102,800  Eldorado Gold Corporation(1)                    6,300
                    319,800  Finning International Inc.                      9,066
                    768,400  Gildan Activewear Inc.(1)                      26,727
                  1,650,500  Ivanhoe Mines Ltd.(1)                          23,256
                    550,800  Petrobank Energy & Resources Ltd.(1)           13,416
                    234,100  Silver Standard Resources Inc.(1)(2)            8,842
                    782,200  Silver Wheaton Corp.(1)                         8,945
                                                                        ----------
                                                                           130,055
                                                                        ----------
DENMARK -- 4.1%
                    280,300  FLSmidth & Co. AS                              22,782
                    330,100  Genmab AS(1)                                   23,759
                    140,877  Topdanmark AS(1)                               26,030
                                                                        ----------
                                                                            72,571
                                                                        ----------

Shares                                   ($ IN THOUSANDS)                    Value

EGYPT -- 0.3%
                    538,300  Orascom Hotels & Development                  $ 5,202
                                                                        ----------
FINLAND -- 0.8%
                    421,900  Nokian Renkaat Oyj                             14,702
                                                                        ----------
FRANCE -- 5.6%
                    153,800  Bourbon SA(1)(2)                               11,271
                     42,267  Iliad SA                                        4,265
                    218,700  Neopost SA                                     32,470
                    251,300  Nexans SA                                      40,536
                    125,214  Nexity                                         11,287
                                                                        ----------
                                                                            99,829
                                                                        ----------
GERMANY -- 8.3%
                    306,600  GEA Group AG(1)                                 9,888
                    212,200  IVG Immobilien AG                               9,179
                    111,400  K+S AG(2)                                      15,993
                    377,100  Kloeckner & Co. AG(1)                          27,540
                    855,500  Premiere AG(1)                                 20,834
                    147,000  SolarWorld AG(2)                               13,429
                    917,000  United Internet AG(2)                          18,025
                    361,600  Wacker Construction Equipment AG(1)            12,742
                    205,200  Wincor Nixdorf AG                              20,403
                                                                        ----------
                                                                           148,033
                                                                        ----------
HONG KONG -- 0.5%
                  1,304,000  Parkson Retail Group Ltd.                       8,776
                                                                        ----------
INDIA -- 0.3%
                     50,361  ABB India Ltd.                                  5,732
                                                                        ----------
IRELAND -- 2.7%
                    435,400  C&C Group plc                                   7,246
                    154,215  ICON plc ADR(1)(2)                              7,154
                  1,119,200  Kingspan Group plc                             33,279
                                                                        ----------
                                                                            47,679
                                                                        ----------
ITALY -- 3.3%
                  1,179,700  ASM SpA(2)                                      7,516
                    903,700  Geox SpA                                       16,354
                  1,893,400  Hera SpA(2)                                     8,565
                     98,954  Pirelli & C. Real Estate SpA                    6,917
                    798,600  Prysmian SpA(1)                                19,975
                                                                        ----------
                                                                            59,327
                                                                        ----------

------
14

International Discovery

Shares                                   ($ IN THOUSANDS)                    Value

JAPAN -- 10.5%
                    375,000  DOWA HOLDINGS Co., Ltd.                       $ 3,615
                  3,152,000  Japan Steel Works Ltd. (The)                   45,068
                    437,000  Makita Corp.                                   18,171
                    418,000  Mitsumi Electric Co., Ltd.                     13,225
                  1,645,000  NGK Insulators Ltd.                            38,459
                      1,000  ORIX JREIT Inc.                                 9,615
                      2,300  Osaka Securities Exchange Co. Ltd.              9,942
                    142,000  Senshu Bank Ltd. (The)                            341
                    480,700  Shinko Electric Industries                      9,224
                    356,000  Tadano Ltd.                                     5,357
                    701,000  Taiyo Yuden Co. Ltd.                           14,545
                  1,358,000  Tokyo Tatemono Co. Ltd.                        19,585
                                                                        ----------
                                                                           187,147
                                                                        ----------
LUXEMBOURG -- 2.9%
                    616,400  Millicom International Cellular SA(1)(2)       52,443
                                                                        ----------
MEXICO -- 1.6%
                  2,295,200  Corporacion GEO, SAB de CV Series B(1)         13,025
                    316,700  Grupo Aeroportuario del Pacifico, SAB
                             de CV ADR                                      15,563
                                                                        ----------
                                                                            28,588
                                                                        ----------
NETHERLANDS -- 3.2%
                    200,900  Fugro N.V. CVA                                 11,772
                    952,500  Koninklijke BAM Groep N.V.(2)                  28,309
                    290,300  Koninklijke Vopak N.V.                         17,650
                                                                        ----------
                                                                            57,731
                                                                        ----------
NORWAY -- 1.6%
                    482,700  Petroleum Geo-Services ASA(1)                  12,127
                    847,700  SeaDrill Ltd.(1)                               16,343
                                                                        ----------
                                                                            28,470
                                                                        ----------
PEOPLE'S REPUBLIC OF CHINA -- 3.4%
                 16,270,901  Agile Property Holdings Ltd.                   17,941
                  2,605,000  China Mengniu Dairy Co. Ltd.                    8,507
                  1,260,000  Dongfang Electrical Machinery Co. Ltd.
                             H Shares                                        5,567
                    631,300  Focus Media Holding Ltd. ADR(1)(2)             27,922
                                                                        ----------
                                                                            59,937
                                                                        ----------
SINGAPORE -- 1.2%
                  1,684,000  Neptune Orient Lines Ltd.                       5,050
                  8,437,000  Yanlord Land Group Ltd.                        15,617
                                                                        ----------
                                                                            20,667
                                                                        ----------

Shares                                   ($ IN THOUSANDS)                    Value

SOUTH AFRICA -- 0.6%
                    336,800  Aquarius Platinum Ltd.                       $ 10,567
                                                                        ----------
SOUTH KOREA -- 1.8%
                    407,000  Hyundai Steel Co.                              24,336
                  7,233,000  STX Pan Ocean Co. Ltd.                          7,835
                                                                        ----------
                                                                            32,171
                                                                        ----------
SPAIN -- 1.6%
                    448,000  Tecnicas Reunidas SA                           28,318
                                                                        ----------
SWEDEN -- 1.6%
                    270,500  Hexagon AB Cl B(2)                             15,245
                    483,900  Lindab International AB                        13,566
                                                                        ----------
                                                                            28,811
                                                                        ----------
SWITZERLAND -- 6.0%
                     64,000  Basilea Pharmaceutica AG(1)                    14,600
                     76,000  Geberit AG                                     13,275
                      6,300  Lindt & Spruengli AG                           16,712
                    368,000  Lonza Group AG                                 36,373
                      9,200  Sika AG                                        18,269
                      6,700  Sulzer AG                                       8,602
                                                                        ----------
                                                                           107,831
                                                                        ----------
TAIWAN (REPUBLIC OF CHINA) -- 2.4%
                  2,018,933  Catcher Technology Co. Ltd.                    19,251
                  3,345,000  Coretronic Corp.                                5,286
                  7,438,000  Realtek Semiconductor Corp.                    19,025
                                                                        ----------
                                                                            43,562
                                                                        ----------
UNITED KINGDOM -- 11.8%
                    764,200  Aggreko plc                                     8,558
                    476,200  AVEVA Group plc                                 8,884
                    273,000  Berkeley Group Holdings plc                    10,224
                  2,824,800  Carphone Warehouse Group plc                   16,803
                    900,900  Cookson Group plc                              12,769
                    833,900  Croda International plc                        11,415
                  4,213,500  Galiform plc(1)                                12,803
                     98,829  Homeserve plc                                   3,662
                  2,846,500  IG Group Holdings plc                          18,637
                  3,323,900  Michael Page International plc                 37,537
                    641,900  Punch Taverns plc                              17,077
                    310,415  Rotork plc                                      5,644
                  1,844,300  Serco Group plc                                17,369
                    776,000  SIG plc                                        21,813
                    369,300  WS Atkins plc                                   8,195
                                                                        ----------
                                                                           211,390
                                                                        ----------
TOTAL COMMON STOCKS
(Cost $1,276,622)                                                        1,769,163
                                                                        ----------

Shares                                   ($ IN THOUSANDS)                    Value

Temporary Cash Investments -
Securities Lending Collateral(3) -- 9.5%

Repurchase Agreement, Citigroup Global Markets Inc., (collateralized by various U.S. Government Agency obligations
in a pooled account at the lending agent), 5.30%,
dated 5/31/07, due 6/1/07 (Delivery value $170,685)
(Cost $170,660)                                                          $ 170,660
                                                                        ----------
TOTAL INVESTMENT SECURITIES -- 108.5%
(Cost $1,447,282)                                                        1,939,823
                                                                        ----------
OTHER ASSETS AND LIABILITIES -- (8.5)%                                   (151,693)
                                                                        ----------
TOTAL NET ASSETS -- 100.0%                                              $1,788,130
                                                                        ==========

Market Sector Diversification
(as a % of net assets)

Industrials                     38.0%
Materials                       12.3%
Consumer Discretionary          12.3%
Financials                      11.0%
Information Technology           9.3%
Energy                           5.2%
Health Care                      5.0%
Telecommunication Services       3.2%
Consumer Staples                 1.8%
Utilities                        0.9%
Cash and Equivalents*            1.0%

* Includes securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $28,502, which represented 1.6% of total net assets were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
16

PERFORMANCE
Emerging Markets

Total Returns as of May 31, 2007
                                               Average Annual Returns

                                                              Since     Inception
                        6 months(1)   1 year    5 years     Inception      Date

INVESTOR CLASS             21.72%     46.65%     26.20%      12.34%      9/30/97

MSCI EM INDEX              17.50%     38.59%     27.45%      10.28%         --

Institutional Class        21.95%     47.01%     26.46%      20.14%      1/28/99

Advisor Class              21.76%     46.44%     25.92%      16.41%      5/12/99

C Class                                                                  12/18/01
  No sales charge*         21.20%     45.32%     25.02%      24.69%
  With sales
  charge*                  20.20%     45.32%     25.02%      24.69%

*Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
17

Emerging Markets

Growth of $10,000 Over Life of Class

$10,000 investment made September 30, 1997

One-Year Returns Over Life of Class
Periods ended May 31

                  1998*     1999   2000      2001    2002     2003     2004    2005     2006     2007

Investor Class   -15.00%   1.88%  44.57%   -22.82%  -0.43%  -17.03%   41.04%  23.34%   51.35%   46.65%

MSCI EM Index    -25.24%   3.46%  17.75%   -21.60%  7.28%    -6.40%   40.48%  30.99%   40.90%   38.59%

*From 9/30/97, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
18

PORTFOLIO COMMENTARY
Emerging Markets

Portfolio Managers: Mark On and Patricia Ribeiro

On May 3, 2007, Mark On joined Patricia Ribeiro as co-manager of Emerging
Markets. On, who was also appointed chief investment officer of American
Century's International Equity discipline, filled the vacancy created when a former portfolio manager left the company on March 9, 2007.

PERFORMANCE SUMMARY

Emerging Markets gained 21.72%* during the six months ended May 31, 2007, compared to the 17.50% advance of its benchmark, the MSCI EM Index. Emerging
Markets also outperformed the 18.76%** average return of Morningstar's
Diversified Emerging Markets category during the period.

As we mentioned in the Market Perspective on page 2, expanding economic growth rates in developing countries proved beneficial for stocks in the portfolio and benchmark and led to solid gains. On a sector basis, energy and information technology stocks contributed notably to the portfolio's relative outperformance while underweight stakes in the materials and financials sectors detracted from relative gains.

IPOS CONTRIBUTED TO GAINS

During the reporting period, the portfolio derived a meaningful portion of its returns from investments in initial public offerings. We participate selectively in initial public offerings, and only if the offering fits our process. Notable contributors included Dufry South America Ltd., an operator of duty-free stores in airports and on cruise ships; China's Yangzijiang
Shipbuilding Holdings Ltd., a cargo vessel manufacturer; and mining concern
China Coal Energy Company Ltd.

RUSSIAN STRATEGY PROVED EFFECTIVE

The portfolio's top relative country contributors were Russia, Mexico, and
Taiwan. Our relative outperformance in Russia stemmed from a mixture of investment choices. On one hand, we benefited from an overweight stake in RAO
"UES of Russia," the Federation-wide power utility that is being split into 14 regional entities and six wholesale power generators. On the other hand, our decision to maintain underweight stakes in the natural gas producer OAO
Gazprom, and oil concern LUKOIL proved effective as both stocks slumped.

OTHER STOCK-SPECIFIC CONTRIBUTORS

Two leading stocks during the period were Axtel SAB of Mexico and Realtek
Semiconductor Corp. of Taiwan. Axtel SAB, the second-largest wireline provider of telecommunication services in Mexico, expanded its reach from 12 to 17 cities

Top Ten Holdings as of May 31, 2007
                                              % of            % of
                                           net assets      net assets
                                             as of           as of
                                            5/31/07         11/30/06

Petroleo Brasileiro SA ADR                    2.0%            1.9%

Samsung Electronics                           1.8%            1.6%

Telkom SA Ltd.                                1.7%             --

Cia Vale do Rio Doce ADR                      1.7%             --

America Movil, SAB de CV ADR                  1.7%             --

Nokian Renkaat Oyj                            1.6%            1.6%

Shinsegae Co. Ltd.                            1.5%            1.4%

Amorepacific Corp.                            1.5%            0.9%

Turkiye Garanti Bankasi AS                    1.5%            0.6%

Unified Energy System                         1.4%            2.1%

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The one- and five-year average returns as of May 31, 2007, for
Morningstar's Diversified Emerging Markets category were 39.99% and 26.09%, respectively. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
19

Emerging Markets

during 2006. The company, which derives about 80% of its revenues from corporate clients, is planning to add six to eight markets in 2007.
Taiwan-based chipmaker Realtek Semiconductor announced it will supply parts for an Apple Inc. product that enables Internet downloads to be shown on televisions.

MATERIALS, APPAREL, TECH NAMES SLOWED ADVANCE

The materials sector was the largest detractor to relative performance on a sector basis. Specifically, our underweight position in that sector as well as our underweight position in Cia Vale do Rio Doce of Brazil, a stock that performed well over the period, hindered performance. Another detractor was
Win Hanverky Holdings, a Hong Kong-based manufacturer and distributor of sportswear, which reported softening profit margins in 2006. Additionally, the portfolio's overweight stake in Taiwanese notebook computer maker Asustek
Computer underperformed amid disappointing sales of Microsoft's Windows Vista operating system. Asustek also slumped after announcing it was suspending a joint venture with a competitor to manufacture motherboard circuits.

STARTING POINT FOR NEXT REPORTING PERIOD

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted, based on the strength of individual companies.

As of May 31, 2007, we continued to see opportunities in Chile and Brazil, as reflected by our overweight positions in those countries compared with the fund's benchmark. Conversely, the portfolio holds underweight positions in
Russia, Israel, and India. From a sector point of view, we continue to find attractive growth opportunities in the consumer discretionary sector, while we maintain our underweight position in the energy and financials sectors.

Types of Investments in Portfolio
                                               % of           % of
                                            net assets     net assets
                                               as of          as of
                                              5/31/07       11/30/06

Foreign Common Stocks and Rights               96.5%          92.1%

Foreign Preferred Stocks                       1.4%           2.7%

TOTAL EQUITY EXPOSURE                          97.9%          94.8%

Temporary Cash Investments                     2.6%           4.0%

Other Assets and Liabilities(1)               (0.5)%          1.2%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of May 31, 2007
                                             % of            % of
                                          net assets      net assets
                                            as of            as of
                                           5/31/07         11/30/06

South Korea                                 14.9%            12.1%

Brazil                                      13.3%            11.7%

Taiwan (Republic of China)                  11.5%            12.1%

South Africa                                 8.0%            5.3%

Mexico                                       6.6%            6.2%

Russian Federation                           6.5%            9.3%

People's Republic of China                   5.8%            5.6%

India                                        5.0%            1.9%

Hong Kong                                    4.2%            6.2%

Chile                                        3.6%            4.4%

Malaysia                                     3.2%            1.4%

Other Countries                             15.3%            18.6%

Cash and Equivalents(2)                      2.1%            5.2%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
20

SCHEDULE OF INVESTMENTS
Emerging Markets

MAY 31, 2007 (UNAUDITED)

Shares                                 ($ IN THOUSANDS)                      Value

Common Stocks and Rights -- 96.5%

ARGENTINA -- 0.5%
               123,487  Banco Macro SA ADR                                 $ 4,411
                                                                          --------
BRAZIL -- 11.9%
               726,830  ALL - America Latina Logistica SA                    9,287
               219,100  Bematech Industria e Comercio de Equipamentos
                        Electronicos SA(1)                                   2,298
               319,889  Cia Vale do Rio Doce ADR                            14,539
               272,727  Dufry South America Ltd. BDR(1)                      6,134
               340,353  Equatorial Energia SA                                3,454
               317,963  Gafisa SA                                            5,335
               917,292  JBS SA(1)                                            3,869
               717,840  Lojas Renner SA                                     11,946
               550,454  LPS Brasil - Consultoria de Imoveis SA(1)            6,604
               328,300  Lupatech SA                                          6,777
               161,619  Petroleo Brasileiro SA ADR                          17,480
               562,796  Santos-Brasil SA                                     7,878
               210,818  Totvs SA                                             7,227
                                                                          --------
                                                                           102,828
                                                                          --------
CHILE -- 3.6%
             2,522,573  Cencosud SA                                         10,175
               709,607  Compania Cervecerias Unidas SA                       4,995
             1,554,437  La Polar SA                                          8,902
                24,460  LAN Airlines SA ADR(2)                               1,967
                 1,524  LAN Airlines SA Rights(2)                               --
             7,452,009  Masisa SA                                            2,035
             2,296,273  Ripley Corp. SA                                      3,325
                                                                          --------
                                                                            31,399
                                                                          --------
CZECH REPUBLIC -- 1.9%
               169,290  CEZ AS(1)                                            8,650
                40,740  Komercni Banka AS                                    7,458
                                                                          --------
                                                                            16,108
                                                                          --------
FINLAND -- 1.6%
               397,557  Nokian Renkaat Oyj(2)                               13,854
                                                                          --------
HONG KONG -- 4.2%
               171,673  China Mobile Ltd. ADR                                7,969
             6,807,000  China Yurun Food Group Ltd.(2)                       8,194
             1,696,000  FU JI Food and Catering Services Holdings
                        Ltd.(2)                                              5,799
             1,338,000  Parkson Retail Group Ltd.(2)                         9,005
               793,000  Vtech Holdings Ltd.                                  5,789
                                                                          --------
                                                                            36,756
                                                                          --------

Shares                                 ($ IN THOUSANDS)                      Value

HUNGARY -- 0.5%
                34,795  MOL Hungarian Oil and Gas Nyrt                     $ 4,488
                                                                          --------
INDIA -- 5.0%
                38,500  ABB India Ltd.                                       4,382
                62,772  Bharat Heavy Electricals Ltd.                        2,175
               233,183  ICICI Bank Ltd. ADR(2)                              11,088
               367,300  JSW Steel Ltd.                                       5,515
               670,242  Reliance Communication Ventures Ltd.(1)              8,384
               465,600  Rolta India Ltd.                                     5,304
               214,790  Tata Consultancy Services Ltd.                       6,430
                                                                          --------
                                                                            43,278
                                                                          --------
INDONESIA -- 2.5%
             4,996,500  PT Astra International Tbk                           9,283
            24,086,000  PT Bank Mandiri Tbk                                  8,868
             3,522,500  PT Telekomunikasi Indonesia Tbk                      3,811
                                                                          --------
                                                                            21,962
                                                                          --------
KAZAKHSTAN -- 0.6%
               260,888  KazMunaiGas Exploration Production GDR(1)            5,147
                                                                          --------
MALAYSIA -- 3.2%
             9,141,000  AirAsia Bhd(1)                                       5,272
             2,473,000  Bumiputra - Commerce Holdings Bhd                    8,659
             1,791,000  Kuala Lumpur Kepong Bhd                              7,062
               822,100  Malaysian Plantations Bhd(1)                           702
               748,800  Tanjong plc                                          3,988
               829,000  Top Glove Corp. Bhd(1)                               2,110
                                                                          --------
                                                                            27,793
                                                                          --------
MEXICO -- 6.6%
               239,643  America Movil, SAB de CV ADR                        14,511
             1,918,547  Axtel, SAB de CV(1)(2)                               9,985
             1,257,114  Corporacion GEO, SAB de CV Series B(1)               7,134
             1,280,398  Corporacion Moctezuma, SAB de CV                     3,815
               247,268  Grupo Aeroportuario del Pacifico, SAB de CV ADR     12,151
             1,179,215  Grupo Financiero Banorte, SAB de CV                  5,511
               997,572  Urbi Desarrollos Urbanos, SAB de CV(1)               4,271
                                                                          --------
                                                                            57,378
                                                                          --------
PAKISTAN -- 0.8%
               340,975  Oil & Gas Development Co. Ltd. GDR                   6,768
                                                                          --------

------
21

Emerging Markets

Shares                                 ($ IN THOUSANDS)                      Value

PEOPLE'S REPUBLIC OF CHINA -- 5.8%
             3,506,000  Agile Property Holdings Ltd.                       $ 3,866
             9,684,000  China Construction Bank Cl H(2)                      5,804
             1,581,000  China Merchants Bank Co. Ltd. Cl H                   4,080
             1,918,000  China National Building Material Co. Ltd. Cl
                        H(2)                                                 2,776
             7,716,000  China Petroleum & Chemical Corp. Cl H(2)             8,617
               137,939  Focus Media Holding Ltd. ADR(1)(2)                   6,101
               715,000  Haitian International Holdings Ltd.(1)                 531
             4,677,314  Nine Dragons Paper Holdings Ltd.(2)                  9,787
             1,668,000  PetroChina Co. Ltd. Cl H                             2,183
             3,292,000  Wumart Stores Inc. Cl H(2)                           2,320
             3,645,000  Yangzijiang Shipbuilding Holdings Ltd.(1)(2)         4,100
                                                                          --------
                                                                            50,165
                                                                          --------
PHILIPPINES -- 1.2%
           141,903,200  Filinvest Land Inc.(1)                               5,891
             9,129,300  Robinsons Land Corp.                                 3,948
                                                                          --------
                                                                             9,839
                                                                          --------
POLAND -- 1.3%
               462,490  Agora SA                                             7,537
               225,681  Globe Trade Centre SA(1)                             3,924
                                                                          --------
                                                                            11,461
                                                                          --------
RUSSIAN FEDERATION -- 6.5%
               132,504  CTC Media Inc.(1)                                    3,388
                69,457  LUKOIL                                               5,272
               123,110  Mobile TeleSystems ADR(1)                            6,670
               266,383  OAO TMK GDR(1)                                       9,723
                94,288  OJSC Pharmstandard GDR(1)(2)                         1,560
                 1,470  Sberbank(1)                                          5,204
               321,339  Sistema Hals GDR(1)(2)                               4,129
            10,139,953  Unified Energy System(1)                            12,543
               254,752  X5 Retail Group N.V. GDR(1)                          7,655
                                                                          --------
                                                                            56,144
                                                                          --------
SINGAPORE -- 2.2%
             6,186,000  Midas Holdings Ltd.                                  8,915
             5,298,000  Yanlord Land Group Ltd.(2)                           9,807
                                                                          --------
                                                                            18,722
                                                                          --------
SOUTH AFRICA -- 8.0%
               132,897  Anglo American plc                                   7,944
             1,057,731  Aspen Pharmacare Holdings Ltd.                       5,790
               269,286  Barloworld Ltd.                                      7,465

Shares                                 ($ IN THOUSANDS)                      Value

               132,546  Impala Platinum Holdings Limited(2)                $ 4,056
               282,954  Kumba Iron Ore Ltd.                                  7,665
               383,537  Murray & Roberts Holdings Ltd.                       3,633
             2,651,144  Network Healthcare Holdings Ltd.(2)                  5,768
                86,689  Pretoria Portland Cement Co. Ltd.                    6,145
               326,735  Sappi Ltd.                                           6,101
               623,378  Telkom SA Ltd.                                      15,006
                                                                          --------
                                                                            69,573
                                                                          --------
SOUTH KOREA -- 14.9%
                15,399  Amorepacific Corp.                                  12,940
               198,240  GS Holdings Corp.                                   10,145
               533,200  Hankook Tire Co. Ltd.                                8,588
                40,480  Hyundai Department Store Co. Ltd.                    4,993
                23,700  Hyundai Heavy Industries Co., Ltd.                   8,094
                85,000  Korean Air Lines Co., Ltd.                           5,037
               444,800  LG Dacom Corp.                                      10,782
               319,600  LIG Non-Life Insurance Co., Ltd.                     6,198
                30,990  MegaStudy Co., Ltd.                                  5,753
               103,005  Modetour Network Inc.                                4,605
                24,522  POSCO                                               11,783
                26,980  Samsung Electronics                                 15,551
               191,511  Shinhan Financial Group Co., Ltd.                   11,822
                18,430  Shinsegae Co. Ltd.                                  13,205
                                                                          --------
                                                                           129,496
                                                                          --------
TAIWAN (REPUBLIC OF CHINA) -- 11.5%
             4,536,490  Asia Cement Corp.                                    5,067
             6,073,460  China Steel Corp.                                    7,078
             4,084,640  Chinatrust Financial Holding Co.                     3,097
             2,148,000  Gemtek Technology Corp.                              6,028
               569,360  Himax Technologies Inc. ADR(1)(2)                    2,881
             1,682,000  Hon Hai Precision Industry Co., Ltd.                11,888
               647,000  MediaTek Inc.                                       10,243
             2,233,000  Merry Electronics Co. Ltd.                           8,044
             3,762,000  Realtek Semiconductor Corp.                          9,623
               545,000  Richtek Technology Corp.(1)                          6,434
             8,182,247  Shin Kong Financial Holding Co. Ltd.                 8,645
             5,936,000  U-Ming Marine Transport Corp.(1)                    10,566
             6,210,000  Wistron Corp.                                       10,489
                                                                           100,083
                                                                          --------

------
22

Emerging Markets

Shares                                 ($ IN THOUSANDS)                      Value

TURKEY -- 2.2%
               966,340  Turk Hava Yollari Anonim Ortakligi(1)              $ 6,161
             2,308,895  Turkiye Garanti Bankasi AS                          12,705
                                                                          --------
                                                                            18,866
                                                                          --------
TOTAL COMMON STOCKS AND RIGHTS
(Cost $613,794)                                                            836,519
                                                                          --------
Preferred Stocks -- 1.4%

BRAZIL -- 1.4%
               116,528  Cia Brasileira de Distribuicao Grupo Pao de
                        Acucar ADR(2)                                        3,929
            35,330,000  Companhia de Gas de Sao Paulo Cl A                   8,209
                                                                          --------
TOTAL PREFERRED STOCKS
(Cost $8,363)                                                               12,138
                                                                          --------

Principal Amount

Temporary Cash Investments -- 2.6%

$7,300                  FHLB Discount Notes, 5.05%, 6/1/07(3)                7,300

Repurchase Agreement, Bank of America Securities, LLC, (collateralized by various U.S. Treasury obligations, 1.875%-3.625%, 7/15/14-4/15/28, valued at $16,264), in a joint trading account at 5.00%, dated
5/31/07, due 6/1/07 (Delivery value $15,602)                                15,600
                                                                          --------
TOTAL TEMPORARY CASH INVESTMENTS
(Cost $22,900)                                                              22,900
                                                                          --------
Temporary Cash Investments -
Securities Lending Collateral(4) -- 8.4%

Repurchase Agreement, Deutsche Bank AG, (collateralized by
various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07, due 6/1/07
(Delivery value $72,513)
(Cost $72,502)                                                              72,502
                                                                          --------
TOTAL INVESTMENT SECURITIES -- 108.9%
(Cost $717,559)                                                            944,059
                                                                          --------
OTHER ASSETS AND LIABILITIES -- (8.9)%                                    (77,381)
                                                                          --------
TOTAL NET ASSETS -- 100.0%                                                $866,678
                                                                          ========

Market Sector Diversification
(as a % of net assets)

Consumer Discretionary          16.2%
Financials                      15.7%
Industrials                     12.0%
Information Technology          11.6%
Materials                       10.9%
Telecommunication Services       8.9%
Consumer Staples                 8.6%
Energy                           8.0%
Utilities                        4.2%
Health Care                      1.8%
Cash and Equivalents*            2.1%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt
BDR = Brazilian Depositary Receipt
FHLB = Federal Home Loan Bank
GDR = Global Depositary Receipt
OJSC = Open Joint Stock Company

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $22,822, which represented 2.6% of total net assets were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
23

PERFORMANCE
International Opportunities

Total Returns as of May 31, 2007
                                                     Average Annual
                                                        Returns

                                                              Since     Inception
                            6 months(1)  1 year   5 years   Inception      Date

INVESTOR CLASS                28.32%     33.53%    29.73%     27.16%      6/1/01

S&P/CITIGROUP EMI GROWTH
WORLD EX-US                   17.64%     29.45%    22.01%   16.40%(2)       --

Institutional Class           28.47%     33.89%      --       40.37%      1/9/03

(1) Total returns for periods less than one year are not annualized.

(2) Since 5/31/01, the date nearest the Investor Class's inception for which data are available.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
24

International Opportunities

Growth of $10,000 Over Life of Class

$10,000 investment made June 1, 2001

One-Year Returns Over Life of Class
Periods ended May 31
                             2002*      2003      2004       2005      2006       2007

Investor Class               15.00%    -5.48%    62.50%     22.00%    46.95%     33.53%

S&P/Citigroup EMI
Growth World ex-US           -8.01%    -8.73%    42.23%     18.57%    35.69%     29.45%

*From 6/1/01, the Investor Class's inception date. Index data from 5/31/01, the date nearest the Investor Class's inception for which data are available.
Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
25

PORTFOLIO COMMENTARY
International Opportunities

Portfolio Managers: Federico Laffan and Trevor Gurwich

PERFORMANCE SUMMARY

International Opportunities gained 28.32%* during the six months ended May 31,
2007. By comparison, its benchmark index, the S&P/Citigroup EMI Growth World ex-US, advanced 17.64%. The portfolio also outperformed the 19.18%** average return of Morningstar's Foreign Small/Mid Growth category during the period.
Since its inception on June 1, 2001, International Opportunities has provided an average annualized return of 27.16%, compared with 16.40% for the benchmark.***

During the most recent period, economic prosperity around the globe, as described on the Market Perspective on page 2, generally proved advantageous for equities. Small-cap stocks helped lead the broader rally as the portfolio and its benchmark--both comprised entirely of small-cap stocks -- outpaced the
MSCI EAFE and MSCI EM indexes.

The portfolio's performance versus the benchmark was propelled by very effective stock selection in the consumer discretionary and healthcare sectors, along with solid investments in Japan, Singapore, and Spain.
Meanwhile, lagging stocks in Australia, exposure to select securities in
India, and underperforming stocks in the utilities sector all weighed on relative returns to some extent.

CONSUMER DURABLES FUEL ADVANCE

Within the consumer discretionary sector, select holdings from the household durables group significantly enhanced relative performance. Most notably, overweight stakes in Sweden's JM AB and Schulthess Group AG of Switzerland
paced gains. JM, a homebuilder that focuses on Sweden, Norway, Denmark,
Finland, and Belgium, announced improving revenues and profits in 2006. The stock also received a lift from an encouraging outlook for Europe's housing market.

Strong 2006 results similarly boosted Schulthess Group AG, a manufacturer of household appliances. Having immediately benefited from a late-2005 acquisition of a German air conditioning company, management said it is exploring additional acquisition prospects in the heating and cooling industry.

Top Ten Holdings as of May 31, 2007
                                              % of            % of
                                           net assets      net assets
                                              as of          as of
                                             5/31/07        11/30/06

Nexans SA                                     2.2%            1.9%

Southern Cross Healthcare Ltd.                1.9%            0.6%

Vossloh AG                                    1.8%             --

Grifols SA                                    1.6%            1.6%

IG Group Holdings plc                         1.6%            1.6%

Ementor ASA                                   1.6%            1.1%

Azimut Holding SpA                            1.6%            1.5%

Software AG                                   1.6%            2.0%

China National Building

Material Co. Ltd. Cl H                        1.6%            1.1%

Midas Holdings Ltd.                           1.5%             --

* All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

** The one- and five-year average returns as of May 31, 2007, for
Morningstar's Foreign Small/Mid Growth category were 28.30% and 23.27%, respectively. © 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

*** Index data are from May 31, 2001, the date nearest the Investor Class's inception for which data are available.

------
26

International Opportunities

EUROPEAN HEALTHCARE NAMES HELPED

Although the healthcare sector was not a top performer within the benchmark, select names within the sector proved advantageous for the portfolio. Two stocks that ranked among the leading individual contributors were Grifols SA of Spain and Southern Cross Healthcare Group Ltd. of the United Kingdom.

Grifols, the second-largest plasma collection company in the world, experienced a 23.8% jump in revenues and a 29.2% increase in cash flow levels during 2006. With nearly 75% of the company's business originating in non-Spain markets, management decided to focus on its U.S. business, where
2006 sales rose 62.7%. To help facilitate the U.S. emphasis, the company announced a significant expansion of its capacity in the country.

Southern Cross reported positive results, including a 17% gain in six-month revenues, as it extended its reach as the largest nursing home company in the
United Kingdom.

MINING, REAL ESTATE POSITIONS WEIGHED

Positions that detracted from relative returns during the period were overweight stakes in Australian mining company Perilya and Japanese real estate developer Es-Con. Perilya, which produces zinc and lead, dropped despite rising prices for both metals as it reduced its 2007 zinc production forecast following a fatal accident at one of its mines. Es-Con sagged after missing net income expectations for the recently completed fiscal year.

STARTING POINT FOR NEXT REPORTING PERIOD

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted, based on the strength of individual companies.

As of May 31, 2007, we continued to see opportunities in Norway, Singapore,
Italy, and China, as reflected by our overweight positions in those countries compared with the fund's benchmark. At the same time, we maintained underweight positions in the United Kingdom, Canada, and Australia. On a sector basis, we held an overweight position on a relative basis in industrials and held underweight positions in the materials and financials sectors.

Types of Investments in Portfolio
                                               % of           % of
                                            net assets     net assets
                                               as of          as of
                                              5/31/07       11/30/06

Foreign Common Stocks                          97.4%          95.4%

Foreign Preferred Stocks                       1.2%           1.3%

TOTAL EQUITY EXPOSURE                          98.6%          96.7%

Temporary Cash Investments                     1.0%           1.1%

Other Assets and Liabilities(1)                0.4%           2.2%

(1) Includes securities lending collateral and other assets and liabilities.

Investments by Country as of May 31, 2007
                                             % of            % of
                                          net assets      net assets
                                            as of            as of
                                           5/31/07         11/30/06

Germany                                     10.6%            9.2%

United Kingdom                              10.5%            13.8%

Italy                                        7.6%            9.0%

Japan                                        6.9%            6.6%

Netherlands                                  6.1%            3.4%

Switzerland                                  5.9%            7.9%

People's Republic of China                   5.6%            7.2%

France                                       4.9%            3.3%

Norway                                       4.8%            5.5%

Sweden                                       4.3%            1.8%

Singapore                                    4.2%            2.9%

Other Countries                             27.2%            26.1%

Cash and Equivalents(2)                      1.4%            3.3%

(2) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

------
27

SCHEDULE OF INVESTMENTS
International Opportunities

MAY 31, 2007 (UNAUDITED)

Shares                           ($ IN THOUSANDS)                      Value

Common Stocks -- 97.4%

AUSTRALIA -- 1.4%
       462,253  Arrow Energy NL(1)                                   $ 1,007
       293,302  HFA Holdings Ltd.                                        576
       176,422  Reverse Corp. Ltd.                                       804
       117,993  Sino Gold Mining Ltd.(1)(2)                              586
                                                                    --------
                                                                       2,973
                                                                    --------
BRAZIL -- 0.6%
        57,186  Dufry South America Ltd. BDR(1)                        1,286
                                                                    --------
CANADA -- 2.6%
       664,400  Bayou Bend Petroleum(1)                                1,306
        47,542  Canadian Western Bank                                  1,158
        59,251  Forzani Group Ltd. (The) Cl A(1)                       1,402
        76,811  Petrobank Energy & Resources Ltd.(1)(2)                1,870
                                                                    --------
                                                                       5,736
                                                                    --------
DENMARK -- 1.9%
        32,381  Genmab AS(1)(2)                                        2,331
        67,092  TK Development AS(1)                                   1,684
                                                                    --------
                                                                       4,015
                                                                    --------
FRANCE -- 4.9%
        58,851  Boursorama(1)                                            986
        21,879  Kaufman & Broad SA                                     1,762
        25,931  Meetic(1)(2)                                           1,102
        29,850  Nexans SA(2)                                           4,815
        11,880  Sechilienne-Sidec                                        777
        24,829  SeLoger.com(1)(2)                                      1,303
                                                                    --------
                                                                      10,745
                                                                    --------
GERMANY -- 9.4%
        34,443  Bauer AG(1)                                            2,852
       134,110  D+S europe AG(1)(2)                                    2,192
        22,901  Demag Cranes AG                                        1,465
        56,633  Francotyp-Postalia Holding AG(1)                       1,341
        25,487  Gerry Weber International AG(1)                          759
        62,219  Kontron AG(2)                                          1,144
         8,160  Schmack Biogas AG(1)(2)                                  684
        36,615  Software AG                                            3,491
        34,094  Vossloh AG(1)                                          3,972
       185,316  Wire Card AG(1)                                        2,573
                                                                    --------
                                                                      20,473
                                                                    --------

Shares                           ($ IN THOUSANDS)                      Value

GREECE -- 3.0%
        75,636  Hellenic Exchanges SA                                $ 2,033
       104,159  Michaniki SA                                           1,107
        63,429  Sprider Stores SA                                        927
       102,483  Vivartia SA                                            2,468
                                                                    --------
                                                                       6,535
                                                                    --------
HONG KONG -- 2.7%
       430,000  EganaGoldpfeil Holdings Ltd.                             324
     1,875,000  Huabao International Holdings Ltd.                     1,357
       659,500  Neo-Neon Holdings Ltd.(1)                              1,155
     1,274,000  Peace Mark Holdings Ltd.(2)                            1,549
       216,000  Vtech Holdings Ltd.                                    1,577
                                                                    --------
                                                                       5,962
                                                                    --------
INDONESIA -- 1.2%
     9,944,100  PT Bakrie Sumatera Plantations Tbk                     1,712
     2,212,200  PT Sumalindo Lestari Jaya Tbk(1)                         865
                                                                    --------
                                                                       2,577
                                                                    --------
ITALY -- 7.6%
       150,509  Ansaldo STS SpA(1)                                     2,167
       208,553  Azimut Holding SpA(2)                                  3,515
       104,941  Brembo SpA                                             1,680
        32,331  Digital Multimedia Technologies SpA(1)(2)              3,150
       242,182  Gemina SpA(1)(2)                                       1,102
       272,532  Immobiliare Grande Distribuzione SpA                   1,401
        97,041  MARR SpA(2)                                            1,037
       226,930  Safilo SpA                                             1,465
       101,239  SNAI SpA(1)(2)                                         1,155
                                                                    --------
                                                                      16,672
                                                                    --------
JAPAN -- 6.9%
        52,600  Advan Co., Ltd.(2)                                       564
        66,800  Capcom Co. Ltd.(2)                                     1,260
           169  Internet Initiative Japan Inc.(2)                        603
        16,500  Joint Corp.                                              601
           187  MID REIT, Inc.                                         1,069
       114,000  Nichias Corp.                                          1,129
        77,000  Nippon Chemi-Con Corp.                                   687
           201  Nippon Commercial Investment Corp.(2)                  1,021
       213,000  Ryobi Ltd.(2)                                          1,383
       114,000  Shinko Plantech Co. Ltd.                               1,430

------
28

International Opportunities
Shares                           ($ IN THOUSANDS)                      Value

       110,000  Takasago Thermal Engineering Co. Ltd.(2)               $ 959
       301,000  Tokai Carbon Co. Ltd.                                  2,629
        25,072  Toyo Tanso Co. Ltd.(2)                                 1,654
                                                                    --------
                                                                      14,989
                                                                    --------
MALAYSIA -- 0.8%
     1,874,600  Malaysian Plantations Bhd(1)                           1,599
       144,800  Sunway City Bhd                                          206
                                                                    --------
                                                                       1,805
                                                                    --------
MEXICO -- 0.6%
       676,574  Sare Holding, SAB de CV Cl B(1)                        1,197
                                                                    --------
NETHERLANDS -- 6.1%
        26,368  Arcadis N.V.                                           2,258
        68,073  Draka Holding(2)                                       2,868
        31,946  Imtech N.V.(2)                                         2,826
        38,027  Sligro Food Group N.V.                                 1,637
        41,816  TKH Group N.V. CVA                                     1,151
       112,093  Wavin N.V.                                             2,549
                                                                    --------
                                                                      13,289
                                                                    --------
NORWAY -- 4.8%
       276,873  Acta Holding ASA                                       1,694
       562,979  Deep Sea Supply plc                                    2,287
        52,490  Electromagnetic GeoServices AS(1)(2)                     923
       415,846  Ementor ASA(1)                                         3,517
       162,620  ODIM ASA(1)(2)                                         1,996
                                                                    --------
                                                                      10,417
                                                                    --------
PEOPLE'S REPUBLIC OF CHINA -- 5.6%
     2,372,000  China National Building Material Co. Ltd. Cl H         3,433
       502,966  Greentown China Holdings Ltd.                          1,043
     1,735,000  Haitian International Holdings Ltd.(1)                 1,289
     2,150,000  Hongguo International Holdings Ltd.                    1,794
       760,000  Li Ning Co. Ltd.(2)                                    1,678
     4,756,000  Shenzhen Investment Ltd.                               2,869
                                                                    --------
                                                                      12,106
                                                                    --------
PHILIPPINES -- 0.5%
    27,001,800  Filinvest Land Inc.(1)                                 1,121
                                                                    --------
PORTUGAL -- 1.3%
       307,922  Mota-Engil SGPS SA(2)                                  2,929
                                                                    --------
SINGAPORE -- 4.2%
       427,000  Ezra Holdings Ltd.                                     1,605
     1,121,000  Ho Bee Investment Ltd.                                 1,651
     2,232,000  Midas Holdings Ltd.(2)                                 3,217

Shares                           ($ IN THOUSANDS)                      Value

        42,000  Raffles Education Corp. Ltd.                            $ 56
     2,269,000  Straits Asia Resources Ltd.(2)                         1,770
       647,000  Tat Hong Holdings Ltd.                                   829
                                                                    --------
                                                                       9,128
                                                                    --------
SOUTH AFRICA -- 2.3%
        36,642  Aquarius Platinum Ltd.                                 1,149
        90,389  First Uranium Corp.(1)                                 1,028
       172,707  JSE Ltd.                                               2,018
       115,874  Spar Group Ltd. (The)                                    854
                                                                    --------
                                                                       5,049
                                                                    --------
SOUTH KOREA -- 2.0%
       100,300  LIG Non-Life Insurance Co., Ltd.                       1,945
         9,150  MegaStudy Co., Ltd.                                    1,699
        14,950  Osstem Implant Co., Ltd.(1)                              818
                                                                    --------
                                                                       4,462
                                                                    --------
SPAIN -- 3.9%
       108,127  Corporacion Dermoestetica(1)(2)                        1,586
       180,122  Grifols SA(1)                                          3,586
         3,682  Mecalux SA(2)                                            173
       124,983  Tubacex SA(2)                                          1,093
        90,372  Viscofan SA                                            2,134
                                                                    --------
                                                                       8,572
                                                                    --------
SWEDEN -- 4.3%
        53,788  Hemtex AB                                              1,010
       178,084  Intrum Justitia AB                                     2,381
        78,389  JM AB(2)                                               2,894
       338,898  Rezidor Hotel Group AB                                 3,134
                                                                    --------
                                                                       9,419
                                                                    --------
SWITZERLAND -- 5.9%
        10,844  Bucher Industries AG                                   1,637
         6,060  Burckhardt Compression Holding AG(1)                   1,234
         4,562  Galenica Holding AG                                    1,574
         2,697  Georg Fischer AG                                       2,069
         5,953  Inficon Holding AG                                     1,046
        11,073  Partners Group                                         1,496
        23,144  SCHMOLZ+BICKENBACH AG                                  2,097
        12,853  Schulthess Group AG(2)                                 1,658
                                                                    --------
                                                                      12,811
                                                                    --------
TAIWAN (REPUBLIC OF CHINA) -- 1.9%
       674,000  Gemtek Technology Corp.                                1,891
       594,000  Merry Electronics Co. Ltd.                             2,140
                                                                    --------
                                                                       4,031
                                                                    --------
TURKEY -- 0.5%
       174,178  Asya Katilim Bankasi AS(1)                             1,005
                                                                    --------

------
29

International Opportunities

Shares                           ($ IN THOUSANDS)                      Value

UNITED KINGDOM -- 10.5%
       128,008  Babcock International Group plc                      $ 1,394
        45,086  Big Yellow Group plc                                     541
        32,834  Chemring Group plc                                     1,391
       285,137  Gyrus Group plc(1)                                     2,863
       545,479  IG Group Holdings plc                                  3,572
       316,900  MITIE Group plc                                        1,713
       212,996  Restaurant Group plc                                   1,398
       162,939  RPS Group plc                                          1,176
       134,123  Safestore Holdings Ltd.(1)                               597
       408,598  Southern Cross Healthcare Ltd.                         4,232
        84,928  SThree plc                                               859
        42,046  Ultra Electronics Holdings plc                         1,039
        56,097  Unite Group plc                                          540
       250,786  Xchanging Ltd.(1)                                      1,517
                                                                    --------
                                                                      22,832
                                                                    --------
TOTAL COMMON STOCKS
(Cost $152,093)                                                      212,136
                                                                    --------

Preferred Stocks -- 1.2%

GERMANY -- 1.2%
        43,112  Hugo Boss AG(2)
(Cost $1,410)                                                          2,646
                                                                    --------

Principal Amount

Temporary Cash Investments -- 1.0%

        $2,200  FHLB Discount Notes, 5.05%, 6/1/07(3)
(Cost $2,200)                                                          2,200
                                                                    --------
Temporary Cash Investments -
Securities Lending Collateral(4) -- 13.8%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.28%,
dated 5/31/07, due 6/1/07 (Delivery value $20,003)                    20,000

Repurchase Agreement, Lehman Brothers Inc., (collateralized
by various U.S. Government Agency obligations in a pooled
account at the lending agent), 5.30%, dated 5/31/07,
due 6/1/07 (Delivery value $10,153)                                   10,152
                                                                    --------

TOTAL TEMPORARY CASH INVESTMENTS -
SECURITIES LENDING COLLATERAL
(Cost $30,152)                                                        30,152
                                                                    --------

Shares          ($ IN THOUSANDS)                                       Value

TOTAL INVESTMENT SECURITIES -- 113.4% (Cost $185,855)               $247,134
                                                                    --------
OTHER ASSETS AND LIABILITIES -- (13.4)%                             (29,195)
                                                                    --------
TOTAL NET ASSETS -- 100.0%                                          $217,939
                                                                    ========

Market Sector Diversification
(as a % of net assets)

Industrials                     30.7%
Consumer Discretionary          16.9%
Financials                      16.2%
Information Technology          10.2%
Health Care                      7.8%
Materials                        6.5%
Energy                           5.0%
Consumer Staples                 4.5%
Telecommunication Services       0.4%
Utilities                        0.4%
Cash and Equivalents*            1.4%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

BDR = Brazilian Depositary Receipt
CVA = Certificaten Van Aandelen
FHLB = Federal Home Loan Bank

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.

As of May 31, 2007, securities with an aggregate value of $10,922, which represented 5.0% of total net assets were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
30

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
31

                         Beginning    Ending
                          Account    Account      Expenses Paid     Annualized
                           Value      Value       During Period*      Expense
                          12/1/06    5/31/07    12/1/06 - 5/31/07     Ratio*
International Stock

ACTUAL
Investor Class            $1,000    $1,136.50         $7.99            1.50%

HYPOTHETICAL
Investor Class            $1,000    $1,017.45         $7.54            1.50%

International Discovery

ACTUAL
Investor Class            $1,000    $1,223.40         $7.65            1.38%
Institutional Class       $1,000    $1,224.00         $6.54            1.18%
Advisor Class             $1,000    $1,221.30         $9.03            1.63%

HYPOTHETICAL
Investor Class            $1,000    $1,018.05         $6.94            1.38%
Institutional Class       $1,000    $1,019.05         $5.94            1.18%
Advisor Class             $1,000    $1,016.80         $8.20            1.63%

Emerging Markets

ACTUAL
Investor Class            $1,000    $1,217.20         $9.45            1.71%
Institutional Class       $1,000    $1,219.50         $8.36            1.51%
Advisor Class             $1,000    $1,217.60         $10.84           1.96%
C Class                   $1,000    $1,212.00         $14.95           2.71%

HYPOTHETICAL
Investor Class            $1,000    $1,016.40         $8.60            1.71%
Institutional Class       $1,000    $1,017.40         $7.59            1.51%
Advisor Class             $1,000    $1,015.16         $9.85            1.96%
C Class                   $1,000    $1,011.42         $13.59           2.71%

International Opportunities

ACTUAL
Investor Class            $1,000    $1,283.20         $10.42           1.83%
Institutional Class       $1,000    $1,284.70         $9.28            1.63%

HYPOTHETICAL
Investor Class            $1,000    $1,015.81         $9.20            1.83%
Institutional Class       $1,000    $1,016.80         $8.20            1.63%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
32

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                         International    International  Emerging    International
                                 Stock        Discovery    Markets   Opportunities

ASSETS

Investment
securities, at value
(cost of $112,971,
$1,276,622, $645,057
and $155,703,
respectively) --
including $15,353,
$165,504, $69,600 and
$29,032 of securities
on loan, respectively         $136,164       $1,769,163   $871,557        $216,982

Investments made with
cash collateral
received for
securities on loan,
at value (cost of
$15,093, $170,660,
$72,502 and $30,152,
respectively)                   15,093          170,660     72,502          30,152
                            ----------       ----------   --------      ----------
Total investment
securities, at value
(cost of $128,064,
$1,447,282, $717,559
and $185,855,
respectively)                  151,257        1,939,823    944,059         247,134

Cash                                 5               --         --              33

Foreign currency
holdings, at value
(cost of $27, $3,156,
$3,100 and $444,
respectively)                       27            3,163      3,115             445

Receivable for
investments sold                   593           23,954      8,806           2,661

Dividends and
interest receivable                382            4,055      1,468             405
                            ----------       ----------   --------      ----------
                               152,264        1,970,995    957,448         250,678
                            ----------       ----------   --------      ----------

LIABILITIES

Payable for
collateral received
for securities on
loan                            15,093          170,660     72,502          30,152

Disbursements in
excess of demand
deposit cash                        --              565        418              --

Payable for
investments purchased              579            9,656     16,672           2,264

Accrued management
fees                               171            1,984      1,168             323

Distribution fees
payable                             --               --          6              --

Service fees payable                --               --          4              --
                            ----------       ----------   --------      ----------
                                15,843          182,865     90,770          32,739
                            ----------       ----------   --------      ----------

NET ASSETS                    $136,421       $1,788,130   $866,678        $217,939
                            ==========       ==========   ========      ==========

See Notes to Financial Statements.

------
33

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS EXCEPT AS NOTED)

                     International    International       Emerging   International
                             Stock        Discovery        Markets   Opportunities

NET ASSETS
CONSIST OF:

Capital (par
value and paid-in
surplus)                  $110,374       $1,079,058       $599,372        $129,041

Accumulated
undistributed net
investment income
(loss)                         501            2,607        (2,557)            (19)

Undistributed net
realized gain on
investment and
foreign currency
transactions                 2,355          214,006         44,235          27,638

Net unrealized
appreciation on
investments and
translation of
assets and
liabilities in
foreign
currencies                  23,191          492,459        225,628          61,279
                         ---------      -----------      ---------       ---------
                          $136,421       $1,788,130       $866,678        $217,939
                         =========      ===========      =========       =========

INVESTOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets            $136,420,541   $1,661,618,671   $781,362,627    $214,436,658

Shares
outstanding              8,877,871       97,591,313     75,257,156      19,646,609

Net asset value
per share                   $15.37           $17.03         $10.38          $10.91

INSTITUTIONAL CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                     N/A     $126,356,780    $63,379,420      $3,502,431

Shares
outstanding                    N/A        7,353,099      6,002,695         319,336

Net asset value
per share                      N/A           $17.18         $10.56          $10.97

ADVISOR CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                     N/A         $154,301    $16,739,967             N/A

Shares
outstanding                    N/A            9,210      1,648,364             N/A

Net asset value
per share                      N/A           $16.75         $10.16             N/A

C CLASS, $0.01 PAR VALUE ($ AND SHARES IN FULL)

Net assets                     N/A              N/A     $5,195,498             N/A

Shares
outstanding                    N/A              N/A        522,113             N/A

Net asset value
per share                      N/A              N/A          $9.95             N/A

See Notes to Financial Statements.

------
34

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                         International    International  Emerging    International
                                 Stock        Discovery   Markets    Opportunities

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of
foreign taxes
withheld of $182,
$1,370, $543 and
$187, respectively)            $ 1,517         $ 14,670   $ 6,506          $ 1,832

Interest                            63              426       687               63

Securities lending                  20              160       401              113
                              --------        ---------  --------         --------
                                 1,600           15,256     7,594            2,008
                              --------        ---------  --------         --------

EXPENSES:

Management fees                    865           11,150     5,946            1,782

Distribution fees:
  Advisor Class                     --               --        16               --
  C Class                           --               --        15               --

Service fees:
  Advisor Class                     --               --        16               --
  C Class                           --               --         5               --

Directors' fees and
expenses                             1               12         5                1

Other expenses                      --               46         6                5
                              --------        ---------  --------         --------
                                   866           11,208     6,009            1,788
                              --------        ---------  --------         --------
NET INVESTMENT INCOME
(LOSS)                             734            4,048     1,585              220
                              --------        ---------  --------         --------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN
(LOSS) ON:

Investment
transactions (net of
foreign taxes
withheld of $--,
$1,387, $-- and $16,
respectively)                    2,133          194,060    42,327           24,930

Foreign currency
transactions                       909           22,762     1,938            3,318
                              --------        ---------  --------         --------
                                 3,042          216,822    44,265           28,248
                              --------        ---------  --------         --------

CHANGE IN NET
UNREALIZED
APPRECIATION
(DEPRECIATION) ON:

Investments (net of
foreign taxes accrued
of $--, $602, $(579)
and $41, respectively)          11,515          124,592    88,057           23,055

Translation of assets
and liabilities in
foreign currencies               (706)         (12,222)     8,382          (2,269)
                              --------        ---------  --------         --------
                                10,809          112,370    96,439           20,786
                              --------        ---------  --------         --------

NET REALIZED AND
UNREALIZED GAIN (LOSS)          13,851          329,192   140,704           49,034
                              --------        ---------  --------         --------

NET INCREASE
(DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                     $14,585         $333,240  $142,289          $49,254
                              ========        =========  ========         ========

See Notes to Financial Statements.

------
35

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006
(AMOUNTS IN THOUSANDS)
                                     International Stock  International Discovery

Increase (Decrease) in Net Assets         2007      2006         2007         2006

OPERATIONS

Net investment income (loss)             $ 734     $ 229      $ 4,048    $ (1,254)

Net realized gain (loss)                 3,042     (508)      216,822      372,416

Change in net unrealized
appreciation (depreciation)             10,809    11,102      112,370       90,140
                                      --------   -------   ----------   ----------
Net increase (decrease) in net
assets resulting from operations        14,585    10,823      333,240      461,302
                                      --------   -------   ----------   ----------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:
  Investor Class                         (320)     (155)           --      (9,106)

  Institutional Class                       --        --           --      (2,071)

  Advisor Class                             --        --           --           --

From net realized gains:
  Investor Class                            --        --    (348,488)    (200,178)

  Institutional Class                       --        --     (25,425)     (36,186)

  Advisor Class                             --        --          (3)         (12)
                                      --------   -------   ----------   ----------
Decrease in net assets from
distributions                            (320)     (155)    (373,916)    (247,553)
                                      --------   -------   ----------   ----------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets from capital share
transactions                            31,975    59,171      275,995     (12,037)
                                      --------   -------   ----------   ----------

NET INCREASE (DECREASE) IN NET
ASSETS                                  46,240    69,839      235,319      201,712

NET ASSETS

Beginning of period                     90,181    20,342    1,552,811    1,351,099
                                      --------   -------   ----------   ----------
End of period                         $136,421   $90,181   $1,788,130   $1,552,811
                                      ========   =======   ==========   ==========

Accumulated undistributed net
investment income (loss)                  $501       $87       $2,607        $(54)
                                      ========   =======   ==========   ==========

See Notes to Financial Statements.

------
36

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006
(AMOUNTS IN THOUSANDS)

                                                                International
                                        Emerging Markets        Opportunities

Increase (Decrease)
in Net Assets                              2007       2006        2007        2006

OPERATIONS

Net investment income (loss)            $ 1,585    $ 6,296       $ 220     $ (122)

Net realized gain (loss)                 44,265     92,060      28,248      52,034

Change in net unrealized
appreciation (depreciation)              96,439     71,275      20,786     (7,653)
                                       --------   --------    --------    --------
Net increase (decrease) in net
assets resulting from operations        142,289    169,631     $49,254      44,259
                                       --------   --------    --------    --------

DISTRIBUTIONS TO SHAREHOLDERS

From net investment income:

 Investor Class                         (6,964)    (1,354)        (46)       (213)

 Institutional Class                    (1,223)      (916)         (3)          --

 Advisor Class                            (110)        (6)          --          --

 C Class                                    (9)         --          --          --

From net realized gains:

 Investor Class                        (77,026)   (38,795)    (52,245)    (48,721)

 Institutional Class                   (11,255)   (18,743)       (352)         (8)

 Advisor Class                          (1,526)      (323)          --          --

 C Class                                  (449)      (145)          --          --
                                       --------   --------    --------    --------
Decrease in net assets from
distributions                          (98,562)   (60,282)    (52,646)    (48,942)
                                       --------   --------    --------    --------

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net
assets from capital share
transactions                            200,767    175,844      39,500    (11,714)
                                       --------   --------    --------    --------

NET INCREASE (DECREASE) IN NET
ASSETS                                  244,494    285,193      36,108    (16,397)

NET ASSETS

Beginning of period                     622,184    336,991     181,831     198,228
                                       --------   --------    --------    --------
End of period                          $866,678   $622,184    $217,939    $181,831
                                       ========   ========    ========    ========

Accumulated undistributed net
investment income (loss)               $(2,557)     $4,164       $(19)      $(174)
                                       ========   ========    ========    ========

See Notes to Financial Statements.

------
37

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. International Stock Fund
(International Stock), International Discovery Fund (International Discovery),
Emerging Markets Fund (Emerging Markets) and International Opportunities Fund
(International Opportunities) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940
Act. The funds' investment objective is to seek capital growth. The funds pursue their objective by investing primarily in equity securities of foreign companies. International Stock invests in securities of issuers in developed foreign countries that are large-sized companies. International Discovery invests in securities of issuers in developed or emerging market countries that are small- to medium-sized companies at the time of purchase. Emerging
Markets invests at least 80% of its assets in securities of issuers in emerging market countries and companies that derive a significant portion of their business from emerging market countries. International Opportunities invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- International Stock is authorized to issue the Investor
Class. International Discovery is authorized to issue the Investor Class, the
Institutional Class and the Advisor Class. Emerging Markets is authorized to issue the Investor Class, the Institutional Class, the Advisor Class and the C
Class. International Opportunities is authorized to issue the Investor Class and the Institutional Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

------
38

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

REDEMPTION -- International Discovery, Emerging Markets and International
Opportunities may impose a 2.00% redemption fee on shares held less than 180 days. International Stock may impose a 2.00% redemption fee on shares held less than 60 days. These fees may not be applicable to all classes. These redemption fees are recorded as a reduction in the cost of shares redeemed.
These redemption fees are retained by the funds and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
39

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy assets of Emerging Markets includes the assets of NT Emerging Markets
Fund, one fund in a series issued by the corporation. The annual management fee schedule for International Stock ranges from 1.10% to 1.50% for the
Investor Class. The annual management fee schedule for International Discovery ranges from 1.20% to 1.75% for the Investor Class. The annual management fee schedule for Emerging Markets ranges from 1.25% to 1.85% for the Investor
Class and C Class. The annual management fee schedule for International
Opportunities ranges from 1.60% to 2.00% for the Investor Class. The
Institutional Class is 0.20% less and the Advisor Class is 0.25% less at each point within the range. The effective annual management fee for each class of each fund for the six months ended May 31, 2007, was as follows:

                                 Investor   Institutional   Advisor    C

International Stock                1.50%         N/A          N/A     N/A

International Discovery            1.37%        1.17%        1.12%    N/A

Emerging Markets                   1.71%        1.51%        1.46%   1.71%

International Opportunities        1.82%        1.62%         N/A     N/A

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services,
Inc. (ACIS) an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of
0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended May 31, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American
Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

------
40

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2007, were as follows:

                         International   International   Emerging  International
                             Stock         Discovery     Markets   Opportunities

Purchases                   $91,517        $1,362,520    $432,653     $146,214

Proceeds from sales         $58,876        $1,420,358    $315,670     $156,313

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                                        Six months                   Year ended
                                    ended May 31, 2007            November 30, 2006

                                      Shares         Amount      Shares           Amount

International Stock

INVESTOR CLASS/
SHARES AUTHORIZED                    100,000                    100,000
                                     =======                   ========

Sold                                   3,228        $46,246       6,064          $75,036

Issued in reinvestment
of distributions                          23            314          14              152

Redeemed                             (1,019)    (14,585)(1)     (1,309)      (16,017)(2)
                                     -------   ------------    --------     ------------

Net increase (decrease)                2,232        $31,975       4,769          $59,171
                                     =======   ============    ========     ============

International Discovery

INVESTOR CLASS/
SHARES AUTHORIZED                    400,000                     400,000
                                    ========                     =======

Sold                                   2,805        $ 44,346       5,524        $ 89,151

Issued in reinvestment
of distributions                      22,035         328,726      14,024         198,371

Redeemed                             (7,587)    (119,905)(3)    (11,071)    (179,701)(4)
                                    --------    ------------    --------    ------------
                                      17,253         253,167       8,477         107,821
                                    --------    ------------    --------    ------------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED                     75,000                      75,000
                                    ========                    ========

Sold                                     589           9,430       5,976          97,632

Issued in reinvestment of
distributions                          1,690          25,425       2,683          38,220

Redeemed                               (754)     (12,163)(5)    (15,621)    (255,645)(6)
                                    --------    ------------    --------    ------------
                                       1,525          22,692     (6,962)       (119,793)
                                    --------    ------------    --------    ------------
ADVISOR CLASS/
SHARES AUTHORIZED                      5,000                       5,000
                                    ========                    ========
Sold                                       9             133          --              --

Issued in reinvestment
of distributions                          --               3           1              12

Redeemed                                  --              --         (5)            (77)
                                    --------    ------------    --------    ------------
                                           9             136         (4)            (65)
                                    --------    ------------    --------    ------------
Net increase (decrease)               18,787        $275,995       1,511       $(12,037)
                                    ========    ============   =========    ============

(1) Net of redemption fees of $16.

(2) Net of redemption fees of $37.

(3) Net of redemption fees of $18.

(4) Net of redemption fees of $90.

(5) Net of redemption fees of $9.

(6) Net of redemption fees of $164.

------
41

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

                                Six months                   Year ended
                            ended May 31, 2007            November 30, 2006

                               Shares        Amount      Shares           Amount

Emerging Markets

INVESTOR CLASS/
SHARES AUTHORIZED             200,000                   100,000
                             ========                  ========
Sold                           23,391      $221,260      35,516         $303,189

Issued in
reinvestment
of distributions                8,563        74,867       4,400           32,030

Redeemed                      (8,790)   (80,981)(1)    (14,582)     (122,512)(2)
                             --------    ----------    --------      -----------
                               23,164       215,146      25,334          212,707
                             --------    ----------    --------      -----------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED              50,000                    50,000
                             ========                  ========
Sold                              940         8,792       3,640           29,912

Issued in
reinvestment
of distributions                1,405        12,478       2,503           18,363

Redeemed                      (4,752)   (43,839)(3)    (11,341)      (93,403)(4)
                             --------    ----------    --------      -----------

                              (2,407)      (22,569)     (5,198)         (45,128)
                             --------    ----------    --------      -----------
ADVISOR CLASS/
SHARES AUTHORIZED               5,000                     5,000
                             ========                  ========
Sold                              749         6,979         975            8,291
Issued in
reinvestment
of distributions                  190         1,625          43              313
Redeemed                        (296)    (2,691)(5)       (232)       (1,859)(6)
                             --------    ----------    --------      -----------
                                  643         5,913         786            6,745
                             --------    ----------    --------      -----------
C CLASS/
SHARES AUTHORIZED               5,000                     5,000
                             ========                  ========
Sold                              275         2,492         321            2,649
Issued in reinvestment
of distributions                   52           442          20              142

Redeemed                         (73)         (657)       (165)          (1,271)
                             --------    ----------    --------      -----------
                                  254         2,277         176            1,520
                             --------    ----------    --------      -----------
Net increase
(decrease)                     21,654      $200,767      21,098         $175,844
                             ========    ==========    ========      ===========

International Opportunities

INVESTOR CLASS/
SHARES AUTHORIZED             100,000                   100,000
                             ========                  ========
Sold                               57          $ 589         96          $ 1,070

Issued in
reinvestment
of distributions                5,745         51,242      4,719           48,005

Redeemed                      (1,482)       (14,454)    (5,636)         (61,797)
                             --------     ----------   --------      -----------
                                4,320         37,377      (821)         (12,722)
                             --------     ----------   --------      -----------
INSTITUTIONAL CLASS/
SHARES AUTHORIZED              10,000                    10,000
                             ========                  ========
Sold                              187          1,768         90            1,000

Issued in
reinvestment
of distributions                   39            355          1                8
                             --------     ----------   --------      -----------
                                  226          2,123         91            1,008
                             --------     ----------   --------      -----------
Net increase
(decrease)                      4,546        $39,500      (730)        $(11,714)
                             ========     ==========   ========      ===========

(1) Net of redemption fees of $274.

(2) Net of redemption fees of $540.

(3) Net of redemption fees of $8.

(4) Net of redemption fees of $134.

(5) Net of redemption fees of $14.

(6) Net of redemption fees of $14.

------
42

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

5. SECURITIES LENDING

As of May 31, 2007, securities in International Stock, International
Discovery, Emerging Markets and International Opportunities valued at $15,353,
$165,504, $69,600 and $29,032, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by
ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $15,919, $170,660, $72,502 and $30,233, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

6. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500 million unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2007.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

8. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components for federal income tax purposes were as follows:

                         International   International    Emerging   International
                                 Stock       Discovery     Markets   Opportunities

Federal tax cost of
investments                   $128,522      $1,450,610    $721,734        $186,564
                          ============    ============   =========    ============

Gross tax
appreciation of
investments                    $23,190        $497,302    $227,642         $61,753

Gross tax
depreciation of
investments                      (455)         (8,089)     (5,317)         (1,183)
                          ------------    ------------   ---------    ------------

Net tax appreciation
(depreciation) of
investments                    $22,735        $489,213    $222,325         $60,570
                          ============    ============   =========    ============

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

------
43

MAY 31, 2007 (UNAUDITED) (AMOUNTS IN THOUSANDS)

Following are the capital loss carryovers and currency loss deferral amounts as of November 30, 2006:

                    International    International    Emerging     International
                        Stock          Discovery       Markets     Opportunities

Accumulated
capital losses         $(386)              --             --             --

Currency loss
deferrals               $(14)            $(76)          $(40)           $(8)

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. Capital loss carryovers of $(60) and $(326) in
International Stock expire in 2013 and 2014, respectively.

The currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

9. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
44

FINANCIAL HIGHLIGHTS
International Stock

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                                                    2007(1)       2006     2005(2)

PER-SHARE DATA

Net Asset Value, Beginning of Period                 $13.57     $10.84      $10.00
                                                    -------    -------     -------
Income From Investment Operations

 Net Investment Income (Loss)                          0.09       0.06     0.06(3)

 Net Realized and Unrealized Gain (Loss)               1.76       2.74        0.78
                                                    -------    -------     -------
 Total From Investment Operations                      1.85       2.80        0.84
                                                    -------    -------     -------

Distributions

 From Net Investment Income                          (0.05)     (0.08)          --
                                                    -------    -------     -------
Redemption Fees(3)                                    --(4)       0.01          --

Net Asset Value, End of Period                       $15.37     $13.57      $10.84
                                                    =======    =======     =======

TOTAL RETURN(5)                                      13.65%     26.07%       8.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets                              1.50%(6)      1.50%    1.50%(6)

Ratio of Net Investment Income (Loss)
to Average Net Assets                              1.27%(6)      0.40%    0.91%(6)

Portfolio Turnover Rate                                 52%       109%        109%

Net Assets, End of Period (in thousands)           $136,421    $90,181     $20,342

(1) Six months ended May 31, 2007 (unaudited).

(2) March 31, 2005 (fund inception) through November 30, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(6) Annualized.

See Notes to Financial Statements.

------
45

International Discovery

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                      2007(1)         2006         2005         2004         2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                 $18.01       $15.94       $15.11       $12.75        $9.32     $10.13
                    ---------    ---------    ---------    ---------    ---------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)               0.04       (0.02)         0.14       (0.01)         0.03       0.03

 Net Realized
 and
 Unrealized
 Gain (Loss)             3.24         5.00         2.97         2.40         3.42     (0.84)
                    ---------    ---------    ---------    ---------    ---------   --------
 Total From
 Investment
 Operations              3.28         4.98         3.11         2.39         3.45     (0.81)
                    ---------    ---------    ---------    ---------    ---------   --------
Distributions

 From Net
 Investment
 Income                    --       (0.13)           --       (0.03)       (0.02)         --

 From Net
 Realized
 Gains                 (4.26)       (2.78)       (2.28)           --           --         --

 Total
 Distributions         (4.26)       (2.91)       (2.28)       (0.03)       (0.02)         --
                    ---------    ---------    ---------    ---------    ---------   --------
Net Asset Value,
End of Period          $17.03       $18.01       $15.94       $15.11       $12.75      $9.32
                    =========    =========    =========    =========    =========   ========

TOTAL RETURN(3)        22.34%       36.41%       24.30%       18.76%       37.05%    (8.00)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets               1.38%(4)        1.41%        1.47%        1.49%        1.57%      1.53%

Ratio of Net
Investment
Income (Loss)
to Average Net
Assets               0.47%(4)      (0.11)%        1.02%      (0.06)%        0.27%      0.35%

Portfolio
Turnover Rate             84%         148%         145%         201%         215%       224%

Net Assets, End
of Period (in
thousands)         $1,661,619   $1,446,955   $1,145,623   $1,112,870   $1,028,934   $841,706

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
46

International Discovery

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                     2007(1)       2006       2005      2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $18.16     $16.06     $15.21    $12.84      $9.39     $10.18
                     -------   --------   --------  --------   --------   --------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.06       0.04       0.17      0.02       0.05       0.06

 Net Realized
 and
 Unrealized
 Gain (Loss)            3.26       5.00       2.99      2.40       3.43     (0.85)
                     -------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             3.32       5.04       3.16      2.42       3.48     (0.79)
                     -------   --------   --------  --------   --------   --------
Distributions

 From Net
 Investment
 Income                   --     (0.16)         --    (0.05)     (0.03)         --

 From Net
 Realized
 Gains                (4.30)     (2.78)     (2.31)        --         --         --
                     -------   --------   --------  --------   --------   --------
 Total
 Distributions        (4.30)     (2.94)     (2.31)    (0.05)     (0.03)         --
                     -------   --------   --------  --------   --------   --------
Net Asset Value,
End of Period         $17.18     $18.16     $16.06    $15.21     $12.84      $9.39
                     =======   ========   ========  ========   ========   ========

TOTAL RETURN(3)       22.40%     36.65%     24.56%    18.94%     37.25%    (7.76)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.18%(4)      1.21%      1.27%     1.29%      1.37%      1.33%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              0.67%(4)      0.09%      1.22%     0.14%      0.47%      0.55%

Portfolio
Turnover Rate            84%       148%       145%      201%       215%       224%

Net Assets, End
of Period (in
thousands)          $126,357   $105,849   $205,406  $165,600   $147,531   $137,358

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
47

International Discovery

Advisor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                            2007(1)      2006     2005      2004    2003      2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period          $17.76    $15.75   $14.95    $12.63   $9.23    $10.05
                            -------   -------   ------   -------  ------   -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(2)              0.08    (0.08)     0.10    (0.05)    0.01      0.01

 Net Realized
 and Unrealized
 Gain (Loss)                   3.12      4.96     2.95      2.37    3.39    (0.83)
                            -------   -------   ------   -------  ------   -------
 Total From
 Investment
 Operations                    3.20      4.88     3.05      2.32    3.40    (0.82)
                            -------   -------   ------   -------  ------   -------
Distributions
 From Net
 Investment Income               --    (0.09)       --        --      --        --

 From Net
 Realized Gains              (4.21)    (2.78)   (2.25)        --      --        --
                            -------   -------   ------   -------  ------   -------
 Total
 Distributions               (4.21)    (2.87)   (2.25)        --      --        --
                            -------   -------   ------   -------  ------   -------
Net Asset Value, End of
Period                       $16.75    $17.76   $15.75    $14.95  $12.63     $9.23
                            =======   =======   ======   =======  ======   =======

TOTAL RETURN(3)              22.13%    36.08%   24.01%    18.37%  36.84%   (8.16)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average Net
Assets                     1.63%(4)     1.66%    1.72%     1.74%   1.82%     1.78%

Ratio of Net Investment
Income (Loss) to
Average Net Assets         0.22%(4)   (0.36)%    0.77%   (0.31)%   0.02%     0.10%

Portfolio Turnover Rate         84%      148%     145%      201%    215%      224%

Net Assets, End of
Period (in thousands)          $154        $7      $70      $201    $161      $153

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
48

Emerging Markets

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                     2007(1)       2006       2005      2004       2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                $10.06      $8.25      $6.28     $5.28      $3.61      $4.06
                     -------    -------    -------   -------    -------    -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(2)              0.02       0.11       0.01    (0.01)      --(3)     (0.02)

 Net Realized
 and
 Unrealized
 Gain (Loss)            1.85       3.11       2.05      1.00       1.66     (0.43)
                     -------    -------    -------   -------    -------    -------
 Total From
 Investment
 Operations             1.87       3.22       2.06      0.99       1.66     (0.45)
                     -------    -------    -------   -------    -------    -------
Distributions

 From Net
 Investment
 Income               (0.13)     (0.05)         --        --         --         --

 From Net
 Realized
 Gains                (1.42)     (1.37)     (0.09)        --         --         --
                     -------    -------    -------   -------    -------    -------
 Total
 Distributions        (1.55)     (1.42)     (0.09)        --         --         --
                     -------    -------    -------   -------    -------    -------
Redemption
Fees(2)                --(3)       0.01      --(3)      0.01       0.01         --
                     -------    -------    -------   -------    -------    -------
Net Asset Value,
End of Period         $10.38     $10.06      $8.25     $6.28      $5.28      $3.61
                     =======    =======    =======   =======    =======    =======

TOTAL RETURN(4)       21.72%     46.10%     33.10%    18.94%     46.26%   (10.86)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets              1.71%(5)      1.80%      1.94%     2.00%      2.01%      2.05%

Ratio of Net
Investment
Income (Loss) to
Average Net
Assets              0.44%(5)      1.31%      0.17%   (0.22)%      0.03%    (0.37)%

Portfolio
Turnover Rate            46%       115%       153%      208%       286%       387%

Net Assets, End
of Period (in
thousands)          $781,363   $523,813   $220,720  $135,355   $103,737    $81,756

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
49

Emerging Markets

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                        2007(1)      2006       2005     2004      2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period      $10.21     $8.36      $6.35    $5.33     $3.64      $4.08
                        -------   -------    -------  -------   -------    -------
Income From
 Investment
 Operations
 Net Investment
 Income
 (Loss)(2)                 0.03      0.12       0.03    --(3)      0.01      --(3)
 Net Realized
 and Unrealized
 Gain (Loss)               1.89      3.16       2.07     1.01      1.67     (0.44)
                        -------   -------    -------  -------   -------    -------
 Total From
 Investment
 Operations                1.92      3.28       2.10     1.01      1.68     (0.44)
                        -------   -------    -------  -------   -------    -------
Distributions
 From Net
 Investment
 Income                  (0.15)    (0.07)         --       --        --         --
 From Net
 Realized Gains          (1.42)    (1.37)     (0.09)       --        --         --
                        -------   -------    -------  -------   -------    -------
 Total
 Distributions           (1.57)    (1.44)     (0.09)       --        --         --
                        -------   -------    -------  -------   -------    -------
Redemption Fees(2)        --(3)      0.01      --(3)     0.01      0.01         --
                        -------   -------    -------  -------   -------    -------
Net Asset Value,
End of Period            $10.56    $10.21      $8.36    $6.35     $5.33      $3.64
                        =======   =======    =======  =======   =======    =======

TOTAL RETURN(4)          21.95%    46.31%     33.37%   19.14%    46.43%   (10.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets             1.51%(5)     1.60%      1.74%    1.80%     1.81%      1.85%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets             0.64%(5)     1.51%      0.37%  (0.02)%     0.23%    (0.17)%

Portfolio Turnover
Rate                        46%      115%       153%     208%      286%       387%
Net Assets, End of
Period (in
thousands)              $63,379   $85,886   $113,765  $92,673   $63,242    $18,969

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
50

Emerging Markets

Advisor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                          2007(1)     2006      2005     2004      2003       2002

PER-SHARE DATA

Net Asset Value,
Beginning of Period         $9.85    $8.11     $6.19    $5.22     $3.58      $4.03
                          -------   ------   -------  -------   -------    -------
Income From
Investment Operations

 Net Investment
 Income (Loss)(2)            0.01     0.11    (0.01)   (0.03)     --(3)     (0.01)

 Net Realized and
 Unrealized Gain
 (Loss)                      1.83     3.02      2.02     0.99      1.63     (0.44)
                          -------   ------   -------  -------   -------    -------
 Total From
 Investment
 Operations                  1.84     3.13      2.01     0.96      1.63     (0.45)
                          -------   ------   -------  -------   -------    -------
Distributions

 From Net
 Investment Income         (0.11)   (0.03)        --       --        --         --

 From Net
 Realized Gains            (1.42)   (1.37)    (0.09)       --        --         --
                          -------   ------   -------  -------   -------    -------
 Total
 Distributions             (1.53)   (1.40)    (0.09)       --        --         --
                          -------   ------   -------  -------   -------    -------
Redemption Fees(2)          --(3)     0.01     --(3)     0.01      0.01         --
                          -------   ------   -------  -------   -------    -------
Net Asset Value, End
of Period                  $10.16    $9.85     $8.11    $6.19     $5.22      $3.58
                          =======   ======   =======  =======   =======    =======

TOTAL RETURN(4)            21.76%   45.59%    32.77%   18.58%    45.81%   (11.17)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to Average
Net Assets               1.96%(5)    2.05%     2.19%    2.25%     2.26%      2.30%

Ratio of Net
Investment Income
(Loss) to Average Net
Assets                   0.19%(5)    1.06%   (0.08)%  (0.47)%   (0.22)%    (0.62)%

Portfolio Turnover
Rate                          46%     115%      153%     208%      286%       387%

Net Assets, End of
Period (in thousands)     $16,740   $9,905    $1,773   $1,178      $597     $1,254

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
51

Emerging Markets

C Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                        2007(1)     2006      2005     2004      2003      2002(2)

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                    $9.64    $7.95     $6.12    $5.19     $3.58        $4.24
                        -------   ------   -------  -------   -------      -------
Income From
Investment
Operations

 Net
 Investment
 Income
 (Loss)(3)               (0.02)     0.03    (0.05)   (0.07)    (0.04)       (0.04)

 Net Realized
 and
 Unrealized
 Gain (Loss)               1.78     2.99      1.97     0.99      1.64       (0.62)
                        -------   ------   -------  -------   -------      -------
 Total From
 Investment
 Operations                1.76     3.02      1.92     0.92      1.60       (0.66)
                        -------   ------   -------  -------   -------      -------
Distributions

 From Net
 Investment
 Income                  (0.03)       --        --       --        --           --

 From Net
 Realized
 Gains                   (1.42)   (1.34)    (0.09)       --        --           --
                        -------   ------   -------  -------   -------      -------
 Total
 Distributions           (1.45)   (1.34)    (0.09)       --        --           --
                        -------   ------   -------  -------   -------      -------
Redemption
Fees(3)                   --(4)     0.01     --(4)     0.01      0.01           --
                        -------   ------   -------  -------   -------      -------
Net Asset Value,
End of Period             $9.95    $9.64     $7.95    $6.12     $5.19        $3.58
                        =======   ======   =======  =======   =======      =======

TOTAL RETURN(5)          21.20%   44.59%    31.67%   17.92%    44.97%     (15.57)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses to
Average Net
Assets                 2.71%(6)    2.80%     2.94%    3.00%     3.01%     3.05%(6)

Ratio of Net
Investment Income
(Loss) to Average
Net Assets           (0.56)%(6)    0.31%   (0.83)%  (1.22)%   (0.97)%   (1.10)%(6)

Portfolio
Turnover Rate               46%     115%      153%     208%      286%      387%(7)

Net Assets, End
of Period (in
thousands)               $5,195   $2,581      $733     $521      $291          $54

(1) Six months ended May 31, 2007 (unaudited).

(2) December 18, 2001 (commencement of sale) through November 30, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2002.

See Notes to Financial Statements.

------
52

International Opportunities

Investor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                       2007(1)       2006       2005       2004     2003      2002

PER-SHARE DATA

Net Asset Value,
Beginning of
Period                  $11.79     $12.27      $9.35      $7.62    $4.73     $4.87
                       -------    -------    -------    -------  -------   -------
Income From
Investment
Operations

 Net Investment
 Income
 (Loss)(2)                0.01     (0.01)       0.02     (0.05)   (0.01)      0.02

 Net Realized
 and Unrealized
 Gain (Loss)              2.49       2.53       3.19       2.03     2.90    (0.19)
                       -------    -------    -------    -------  -------   -------
 Total From
 Investment
 Operations               2.50       2.52       3.21       1.98     2.89    (0.17)
                       -------    -------    -------    -------  -------   -------
Distributions

 From Net
 Investment
 Income                  --(3)     (0.01)         --         --   (0.01)        --

 From Net
 Realized Gains         (3.38)     (2.99)     (0.29)     (0.27)       --        --
                       -------    -------    -------    -------  -------   -------
 Total
 Distributions          (3.38)     (3.00)     (0.29)     (0.27)   (0.01)        --
                       -------    -------    -------    -------  -------   -------
Redemption Fees(2)          --      --(3)      --(3)       0.02     0.01      0.03
                       -------    -------    -------    -------  -------   -------
Net Asset Value,
End of Period           $10.91     $11.79     $12.27      $9.35    $7.62     $4.73
                       =======    =======    =======    =======  =======   =======

TOTAL RETURN(4)         28.32%     25.37%     35.28%     27.14%   61.54%   (2.87)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating
Expenses to
Average Net Assets    1.83%(5)      1.85%      1.91%      1.97%    2.00%     2.01%

Ratio of Net
Investment Income
(Loss) to Average
Net Assets            0.22%(5)    (0.06)%      0.20%    (0.63)%  (0.23)%     0.30%

Portfolio Turnover
Rate                       75%       160%       112%       139%     219%      257%

Net Assets, End of
Period (in
thousands)            $214,437   $180,732   $198,197   $176,100  $72,008   $21,977

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share amount was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
53

International Opportunities

Institutional Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                                     2007(1)     2006    2005      2004    2003(2)

PER-SHARE DATA

Net Asset Value,
Beginning of Period                   $11.85   $12.32   $9.37     $7.63      $4.80
                                     -------   ------  ------   -------    -------
Income From Investment
Operations

 Net Investment
 Income (Loss)(3)                       0.04     0.02    0.10    (0.03)       0.01

 Net Realized and
 Unrealized Gain (Loss)                 2.49     2.54    3.14      2.04       2.81
                                     -------   ------  ------   -------    -------
 Total From
 Investment Operations                  2.53     2.56    3.24      2.01       2.82
                                     -------   ------  ------   -------    -------
Distributions

 From Net Investment Income           (0.03)   (0.04)      --        --         --

 From Net Realized Gains              (3.38)   (2.99)  (0.29)    (0.29)         --
                                     -------   ------  ------   -------    -------
 Total Distributions                  (3.41)   (3.03)  (0.29)    (0.29)         --
                                     -------   ------  ------   -------    -------
Redemption Fees(3)                        --    --(4)   --(4)      0.02       0.01
                                     -------   ------  ------   -------    -------
Net Asset Value, End of Period        $10.97   $11.85  $12.32     $9.37      $7.63
                                     =======   ======  ======   =======    =======

TOTAL RETURN(5)                       28.47%   25.66%  35.53%    27.50%     58.96%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets                  1.63%(6)    1.65%   1.71%     1.77%   1.80%(6)

Ratio of Net Investment Income
(Loss) to Average Net Assets        0.42%(6)    0.14%   0.40%   (0.43)%   0.18%(6)

Portfolio Turnover Rate                  75%     160%    112%      139%    219%(7)

Net Assets, End of Period (in
thousands)                            $3,502   $1,099     $31   $10,868     $8,523

(1) Six months ended May 31, 2007 (unaudited).

(2) January 9, 2003 (commencement of sale) through November 30, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
was calculated for the year ended November 30, 2003.

See Notes to Financial Statements.

------
54

Approval of Management Agreements

International Stock, International Discovery, Emerging Markets,
International Opportunities

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning International Stock, International
Discovery, Emerging Markets and International Opportunities (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
55

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers,

------
56

analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. International Stock's and Emerging Market's performance was above the median of its peer group for the one-year period and fell below the median for the three-year period. International Discovery's performance for both the one- and three-year periods was above the median of its peer group. International Opportunities' performance fell below the median for the one-year period and was above the median for the three-year period, during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the

------
57

profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of International Stock, Emerging Markets and International
Opportunities was above the median of the total expense ratios of their respective peer groups. The unified fee charged to shareholders of
International Discovery was below the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
58

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor are fair and reasonable in light of the services provided and should be renewed.

The board of directors also unanimously approved the renewal of the investment subadvisory agreements by which American Century Investment Management, Inc.
(the "subadvisor") is engaged to manage the cash portion of the funds. In approving the subadvisory agreements, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the funds under the agreements. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreements were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------
59

SHARE CLASS INFORMATION

One class of shares is authorized for sale by International Stock: Investor
Class. Three classes of shares are authorized for sale by International
Discovery: Investor Class, Institutional Class and Advisor Class. Four classes of shares are authorized for sale by Emerging Markets: Investor Class,
Institutional Class, Advisor Class and C Class. Two classes of shares are authorized for sale by International Opportunities: Investor Class and
Institutional Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor
Class and C Class shares are higher than that of Investor Class shares.
International Discovery is closed to new investors. Shareholders who have open accounts may make additional investments and reinvest dividends and capital gains distributions as long as such accounts remain open. International
Opportunities is closed to all investments except reinvested dividends and capital gains distributions.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1.00%. There is no
CDSC on shares acquired through reinvestment of dividends or capital gains.
The unified management fee for C Class shares is the same as for Investor
Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
60

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
61

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI AC (ALL COUNTRY) ASIA PACIFIC INDEX is a total return, capitalization-weighted index that measures the performance of stock markets in 15 Pacific region countries, including Australia, China, Hong Kong, India,
Indonesia, Japan, Korea, Malaysia, New Zealand, Pakistan, the Philippines,
Singapore, Sri Lanka, Taiwan and Thailand.

The MSCI EAFE® (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) INDEX represents the gross performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in
Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

The S&P/CITIGROUP EMI (Extended Market Index) GROWTH WORLD EX-US represents the smaller-cap universe of stocks of growth companies in developed country markets outside the United States.

------
62

NOTES

------
63

NOTES

------
64

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

                           PRSRT STD
                           U.S. POSTAGE PAID
                           AMERICAN CENTURY
                           COMPANIES

American Century Investments
P.O. Box 419200
Kansas City, MO 64141-6200

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-SAN-55131S

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report               May 31, 2007

[photo of summer]

NT International Growth Fund
NT Emerging Markets Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® NT International Growth and NT Emerging Markets funds for the six months ended May 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of
2007, after nearly a decade at American Century. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining American
Century in 2006, Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century. Chief Financial
Officer Jonathan Thomas was appointed president and CEO effective March 1,
2007. Since 2005, Jonathan has overseen American Century's financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining
American Century, Jonathan was a managing director and global chief operating officer of Morgan Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity
Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of Jmaes E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      International Equity Total Returns . . . . . . . . . . . . . . . . .    2

NT INTERNATIONAL GROWTH

NT EMERGING MARKETS

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for NT International Growth and NT

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of Chief Investment Officer]

By Mark On, Chief Investment Officer, International Equity

INTERNATIONAL STOCKS HIGHER

International equities registered healthy gains for the six months ended May
31, 2007, with most global equity markets posting double-digit returns. Market indexes in the U.S. and most European countries reached six-year highs, and many emerging market indexes in Asia, Europe, and Latin America approached or established record highs.

The ride was bumpy, however. Global equity markets sold off sharply in March as investors pondered the implications of trouble in the U.S. subprime mortgage market for the broader economy, and a potential ripple effect from slower consumer spending. However, a number of factors helped international equities bounce back to post solid gains. Steady global growth, massive liquidity, corporate share buybacks, and record merger and acquisition activity all buoyed global asset prices.

Emerging market shares, whose performance is most closely tied to global growth and investor appetite for risk, performed best. European stocks were next, while shares of Japanese equities lagged. Looking at performance by style, growth shares narrowly led value, as measured by the MSCI EAFE Growth and Value indexes, breaking a lengthy streak of value outperformance.

HEALTHY GLOBAL GROWTH

Despite a slowdown in U.S. economic growth, the global economy remained resilient. Strong consumer and corporate demand, reasonably low inflation, improving labor markets, and moderate (though rising) global interest rates have proved steady supports for global growth since the recovery began in
2002.

Healthy economic growth led the Euorpean Central Bank to hike short-term interest rates twice during the period in the latest of seven-consecutive rate increases. The Bank of Japan also raised interest rates during the period, as unemployment fell to a nine-year low.

SEEKING OPPORTUNITIES

The economic growth in many countries and increasing confidence among investors were testament to the resilience of international markets and the global economy. We believe there are significant opportunities abroad for investors, and our international team is dedicated to searching for companies to help drive investment performance.

International Equity Total Returns
For the six months ended May 31, 2007* (in U.S. dollars)
MSCI EM Index                                  17.34%
MSCI Europe Index                              16.13%
MSCI EAFE Growth Index                         14.78%
MSCI EAFE Index                                14.08%
MSCI EAFE Value Index                          13.37%
MSCI World Free Index                          12.25%
MSCI Japan Index                               5.72%

* Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
NT International Growth

Total Returns as of May 31, 2007
                                               Average Annual Returns
                                                        Since           Inception
                         6 months(1)  1 year          Inception            Date
INSTITUTIONAL CLASS        13.69%     25.87%           16.62%            5/12/06
MSCI EAFE INDEX            14.08%     26.84%           18.68%               --
MSCI EAFE GROWTH
 INDEX                     14.78%     25.13%           16.64%               --

(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended May 31
                            2006*    2007
Institutional Class         -6.60%  25.87%
MSCI EAFE Index             -5.59%  26.84%
MSCI EAFE Growth Index      -6.04%  25.13%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

PORTFOLIO COMMENTARY
NT International Growth

Portfolio Managers: Alex Tedder and Keith Creveling

PERFORMANCE SUMMARY

NT International Growth gained 13.69%* during the six months ended May 31,
2007. Its benchmark, the MSCI EAFE Index, advanced 14.08%. The portfolio's results reflected operating expenses, while the index returns did not.

As we mentioned in the Market Perspective on page 2, economies worldwide enjoyed healthy growth during the period, boosting stock returns and contributing to absolute gains for the portfolio and its benchmark index.
Investor optimism was somewhat tempered, however, as central banks moved to cool growth rates with interest rate maneuvers.

Within the portfolio, stock selection in the information technology and materials sectors weighed on relative performance, while more effective stock selection in the financials, health care, and telecommunications services sectors helped boost the portfolio's relative returns. From a geographic perspective, underperforming stocks from the Netherlands and Sweden diminished relative returns, while effective security selection in the United Kingdom and an underweight stake in Japan that trailed the benchmark helped the portfolio advance on a relative basis.

TECH HOLDINGS WEIGHED

Although every sector contributed positively on an absolute basis during the period, five lagged the benchmark on a relative basis, which led to underperformance compared to the benchmark. Two of the poorest performing stocks during the period came from the tech sector -- Samsung Electronics and
Hon Hai Precision.

A stake in Samsung slumped amid inconsistent pricing in NAND memory chips, found in digital cameras and portable music players. The manufacturer of semiconductor chips and South Korea's largest exporter was also affected by a climb in the value of the won, the country's currency, against the U.S. dollar and the Japanese yen. Another holding that detracted from relative performance was contract manufacturer Hon Hai Precision of Taiwan. Although the company benefits from the popularity of Apple products such as the iPod, Hon Hai's stock drifted as fears of slowing growth in the U.S. grew.

INDUSTRIALS SPURRED ADVANCE

Enhancing the portfolio's relative returns were two holdings within the industrials sector. Despite a late-period setback due to lower-than-expected quarterly earnings, Denmark's Vestas Wind Systems AS, the largest wind-power system developer in the

Top Ten Holdings as of May 31, 2007
                                  % of net       % of net
                                assets as of   assets as of
                                   5/31/07       11/30/06
National Bank of Greece SA          1.5%           1.1%
Groupe Danone                       1.5%           1.5%
Nintendo Co., Ltd.                  1.5%           0.5%
Total SA                            1.4%           1.4%
Roche Holding AG                    1.4%           1.8%
KDDI Corp.                          1.4%            --
Burberry Group plc                  1.4%           1.1%
HSBC Holdings plc                   1.4%            --
Tesco plc                           1.3%           1.4%
Credit Suisse Group                 1.3%           1.2%

* Total returns for periods less than one year are not annualized.

------
4

NT International Growth

world, advanced significantly, and the portfolio benefited from its overweight position. The company reiterated its 2007 forecast for a 17% increase in annual revenues and a global market share goal of 35% by 2008.

Also helping performance was an overweight stake in Hochtief AG, a German construction and engineering firm. To counter lackluster results from its domestic construction division the company has built profitable units across
Asia and Australia.

SELECT FINANCIALS THRIVED

Notable stock selections in the financials sector included overweight positions in Swiss asset manager Julius Baer Holdings AG from the capital markets group and National Bank of Greece, a commercial bank.

Julius Baer said operating profits rose 12% -- and net profits by 35% -- in
2006 while operating expenses increased by just 1%. Meanwhile, as it pushes to become the largest bank in southeast Europe and Turkey, National Bank of
Greece (an overweight position) announced it expects profits to expand by an average of more than 30% a year for the next three years. Both stocks also received lifts amid merger-and-acquisition speculation.

STARTING POINT FOR NEXT REPORTING PERIOD

The landscape continues to change for international investors: Although emerging economies continue to be the driver of growth worldwide, many are moving from export-driven growth to internal growth, based on consumption.

Against this backdrop, we continue to believe that the outlook for large-cap growth companies remains very good. NT International Growth has broad exposure to high quality growth companies in a number of markets, and we believe that these will deliver solid returns, even in volatile market conditions.

Investments by Country as of May 31, 2007
                                       % of net       % of net
                                     assets as of   assets as of
                                       5/31/07        11/30/06
Japan                                   17.0%           14.6%
United Kingdom                          14.6%           16.2%
Switzerland                             11.1%           11.6%
Germany                                 10.0%           5.0%
France                                   8.8%           8.8%
Australia                                4.4%           3.7%
Italy                                    4.0%           3.3%
India                                    2.4%           2.2%
Norway                                   2.3%           2.1%
Finland                                  2.1%           2.0%
Other Countries                         19.1%           24.0%
Cash and Equivalents(1)                  4.2%           6.5%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Types of Investments in Portfolio
                                       % of net       % of net
                                     assets as of   assets as of
                                        5/31/07       11/30/06
Foreign Common Stocks                    95.4%          93.5%
Foreign Preferred Stocks                 0.4%            --
TOTAL EQUITY EXPOSURE                    95.8%          93.5%
Temporary Cash Investments               2.5%           1.9%
Other Assets and Liabilities(2)          1.7%           4.6%

(2) Includes securities lending collateral and other assets and liabilities.

------
5

SCHEDULE OF INVESTMENTS
NT International Growth

MAY 31, 2007 (UNAUDITED)

Shares                                                                   Value

Common Stocks -- 95.4%

AUSTRALIA -- 4.4%
         26,431  BHP Billiton Ltd.                                       $ 690,114
          6,100  CSL Ltd.                                                  450,485
         15,258  National Australia Bank Ltd.                              537,499
         22,323  QBE Insurance Group Ltd.                                  577,123
          4,746  Rio Tinto Ltd.                                            375,173
                                                                       -----------
                                                                         2,630,394
                                                                       -----------
AUSTRIA -- 0.8%
          6,035  Erste Bank der Oesterreichischen Sparkassen AG(1)         473,384
                                                                       -----------
BELGIUM -- 1.7%
          4,155  KBC Groupe                                                573,290
          1,900  Umicore                                                   405,489
                                                                       -----------
                                                                           978,779
                                                                       -----------
CANADA -- 0.7%
         10,400  Rogers Communications Inc. Cl B                           431,267
                                                                       -----------
CZECH REPUBLIC -- 0.8%
          8,800  CEZ AS(1)                                                 449,629
                                                                       -----------
DENMARK -- 0.8%
          6,700  Vestas Wind Systems AS(1)                                 470,740
                                                                       -----------
FINLAND -- 2.1%
          3,600  Kone Oyj                                                  215,493
         10,500  Metso Oyj                                                 584,019
         17,200  Nokia Oyj                                                 470,934
                                                                       -----------
                                                                         1,270,446
                                                                       -----------
FRANCE -- 8.8%
          6,621  Accor SA(2)                                               615,652
          1,900  ALSTOM Co.(1)                                             300,883
         14,831  AXA SA(2)                                                 648,318
          5,641  Groupe Danone(2)                                          883,667
          2,267  PPR SA(2)                                                 413,781
          3,600  Schneider Electric SA                                     519,672
          2,578  Societe Generale                                          502,214
         11,424  Total SA                                                  860,744
          6,262  Veolia Environnement                                      524,048
                                                                       -----------
                                                                         5,268,979
                                                                       -----------
GERMANY -- 9.6%
          5,500  adidas AG                                                 351,055
          2,500  Allianz SE                                                554,998
          3,800  BASF AG                                                   470,574
          2,000  Continental AG                                            282,841
          2,100  DaimlerChrysler AG                                        192,554
          2,770  Deutsche Boerse AG                                        655,636

Shares                                                                       Value

          3,290  Fresenius Medical Care AG & Co. KGaA                    $ 482,846
         17,152  GEA Group AG(1)                                           553,160
          4,000  Hochtief AG                                               463,642
         12,074  KarstadtQuelle AG(1)                                      432,115
          1,900  Linde AG(1)                                               209,928
          5,300  Q-Cells AG(1)                                             442,115
          3,500  SAP AG                                                    167,502
          3,400  Siemens AG                                                448,029
                                                                       -----------
                                                                         5,706,995
                                                                       -----------
GREECE -- 1.5%
         15,200  National Bank of Greece SA(1)                             907,608
                                                                       -----------
HONG KONG -- 1.7%
         55,600  Esprit Holdings Ltd.                                      684,631
        102,000  Li & Fung Ltd.                                            342,242
                                                                       -----------
                                                                         1,026,873
                                                                       -----------
INDIA -- 2.4%
          8,300  Housing Development Finance Corp. Ltd.                    384,586
          4,600  Infosys Technologies Ltd.                                 218,778
         40,800  Reliance Communication Ventures Ltd.(1)                   510,366
         10,100  Tata Consultancy Services Ltd.                            302,337
                                                                       -----------
                                                                         1,416,067
                                                                       -----------
IRELAND -- 1.5%
         20,393  Anglo Irish Bank Corp. plc                                478,789
          9,592  Ryanair Holdings plc ADR(1)(2)                            396,054
                                                                       -----------
                                                                           874,843
                                                                       -----------
ITALY -- 4.0%
         17,035  Banco Popolare di Verona e Novara Scrl(2)                 517,528
         13,511  ENI SpA                                                   477,728
          6,200  Fiat SpA                                                  177,513
          9,400  Finmeccanica SpA                                          295,692
          7,932  Luxottica Group SpA(2)                                    278,436
         20,962  Saipem SpA                                                655,162
                                                                       -----------
                                                                         2,402,059
                                                                       -----------
JAPAN -- 17.0%
         35,000  Bank of Yokohama Ltd. (The)(2)                            261,443
          8,100  Canon, Inc.                                               476,588
          6,800  Daiei Inc. (The)(1)                                        72,979
          7,900  Daikin Industries Ltd.(2)                                 288,890
          3,000  Daito Trust Construction Co., Ltd.                        159,011
          3,100  Fanuc Ltd.                                                296,014
          2,000  Ibiden Co. Ltd.                                           107,979

------
6

NT International Growth

Shares                                                                       Value

         13,302  iShares MSCI Japan Index Fund(2)                        $ 194,475
         39,000  Isuzu Motors Ltd.                                         190,048
          7,700  JTEKT Corp.                                               136,992
            100  KDDI Corp.                                                854,631
          7,300  LAWSON Inc.                                               260,350
          3,000  Makita Corp.                                              124,743
         45,000  Marubeni Corp.                                            314,693
         62,000  Mitsubishi Electric Corp.                                 567,064
             32  Mitsubishi UFJ Financial Group, Inc.                      368,148
          1,200  Murata Manufacturing Co. Ltd.                              84,806
          2,500  Nintendo Co., Ltd.                                        874,148
         40,000  Nippon Yusen Kabushiki Kaisha                             369,135
          2,700  ORIX Corp.                                                723,313
         37,000  Osaka Gas Co. Ltd.                                        137,735
         14,000  Sharp Corp.                                               268,058
          6,700  Sony Corp.                                                385,956
         47,000  Sumitomo Heavy Industries Ltd.                            534,152
         94,000  Sumitomo Metal Industries Ltd.                            509,048
         13,000  Sumitomo Realty & Development Co. Ltd.                    491,413
         47,000  Taisei Corp.(2)                                           154,877
         23,000  Tokyo Tatemono Co. Ltd.                                   331,704
         10,100  Toyota Motor Corp.                                        605,884
                                                                       -----------
                                                                        10,144,277
                                                                       -----------
MEXICO -- 0.9%
          9,148  America Movil, SAB de CV ADR                              553,911
                                                                       -----------
NETHERLANDS -- 1.6%
          6,600  Heineken N.V.                                             384,503
          9,494  ING Groep N.V. CVA                                        422,937
          2,647  Royal Numico N.V.                                         131,736
                                                                       -----------
                                                                           939,176
                                                                       -----------
NORWAY -- 2.3%
         13,790  Aker Kvaerner ASA                                         338,450
         24,400  Statoil ASA(2)                                            666,628
         12,863  Telenor ASA                                               250,106
          4,800  Yara International ASA                                    139,100
                                                                       -----------
                                                                         1,394,284
                                                                       -----------
PEOPLE'S REPUBLIC OF CHINA -- 0.5%
        109,000  China Merchants Bank Co. Ltd. Cl H                        281,277
                                                                       -----------
RUSSIAN FEDERATION -- 0.5%
          5,707  Mobile TeleSystems ADR(1)                                 309,205
                                                                       -----------
SINGAPORE -- 0.7%
         55,000  Keppel Corp. Ltd.                                         397,651
                                                                       -----------

Shares                                                                       Value

SOUTH AFRICA -- 0.6%
          5,900  Anglo American plc                                      $ 354,926
                                                                       -----------
SOUTH KOREA -- 0.2%
            200  Samsung Electronics                                       115,277
                                                                       -----------
SPAIN -- 1.7%
         22,600  Banco Bilbao Vizcaya Argentaria SA                        571,047
          7,101  Inditex SA                                                448,180
                                                                       -----------
                                                                         1,019,227
                                                                       -----------
SWEDEN -- 1.6%
         11,300  Swedbank AB Cl A                                          416,414
        133,000  Telefonaktiebolaget LM Ericsson Cl B                      504,530
                                                                       -----------
                                                                           920,944
                                                                       -----------
SWITZERLAND -- 11.1%
         28,615  ABB Ltd.                                                  611,910
            500  Actelion Ltd.(1)(2)                                       109,268
          5,461  Adecco SA                                                 398,254
          8,231  Compagnie Financiere Richemont SA Cl A                    506,208
         10,100  Credit Suisse Group                                       767,887
          6,700  Holcim Ltd.                                               740,980
          9,600  Julius Baer Holding AG                                    730,264
            700  Nestle SA                                                 272,527
          7,665  Novartis AG                                               430,734
          4,666  Roche Holding AG                                          856,118
          3,007  Syngenta AG                                               565,960
          2,700  Synthes Inc.                                              336,508
          4,158  UBS AG                                                    271,159
                                                                       -----------
                                                                         6,597,777
                                                                       -----------
TAIWAN (REPUBLIC OF CHINA) -- 1.1%
         74,000  Hon Hai Precision Industry Co., Ltd.                      523,051
         77,000  Quanta Computer Inc.                                      116,543
                                                                       -----------
                                                                           639,594
                                                                       -----------
TURKEY -- 0.2%
         22,187  Turkiye Halk Bankasi AS(1)                                144,826
                                                                       -----------
UNITED KINGDOM -- 14.6%
         29,651  Barclays plc                                              423,772
         46,631  BG Group plc                                              712,603
         13,959  BP plc                                                    155,982
         54,200  BT Group plc                                              353,517
         61,810  Burberry Group plc                                        836,283
         28,878  Capita Group plc                                          423,586
         20,100  Daily Mail and General Trust plc A Shares                 335,213
         23,700  Experian Group Ltd.                                       294,855
         14,872  GlaxoSmithKline plc                                       385,653
         44,000  HSBC Holdings plc                                         813,495

------
7

NT International Growth

Shares                                                                       Value

         27,200  Informa plc                                             $ 317,939
         61,700  International Power plc                                   554,188
         51,916  Man Group plc                                             604,788
          6,100  Punch Taverns plc                                         162,287
          9,707  Reckitt Benckiser plc                                     527,644
         42,253  Royal Bank of Scotland Group plc                          524,840
         84,982  Tesco plc                                                 771,718
        150,200  Vodafone Group plc                                        469,767
                                                                       -----------
                                                                         8,668,130
                                                                       -----------
TOTAL COMMON STOCKS
(Cost $48,097,419)                                                      56,788,545
                                                                       -----------

Preferred Stocks -- 0.4%

GERMANY -- 0.4%
1,400            Henkel KGaA                                               217,823
(Cost $223,110)
                                                                       -----------

Temporary Cash Investments -- 2.5%

Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various U.S. Treasury obligations, 5.25%-8.125%,
8/15/21-11/15/28, valued at $1,527,990), in a joint trading account at 5.03%, dated 5/31/07, due 6/1/07 (Delivery value $1,500,210)
(Cost $1,500,000)                                                        1,500,000
                                                                       -----------

Temporary Cash Investments -- Securities Lending Collateral(3) -- 7.0%

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07, due 6/1/07 (Delivery
value $4,188,393) (Cost $4,187,776)                                      4,187,776
                                                                       -----------
TOTAL INVESTMENT SECURITIES -- 105.3%
(Cost $54,008,305)                                                      62,694,144
                                                                       -----------
OTHER ASSETS AND LIABILITIES -- (5.3)%                                 (3,147,338)
                                                                       -----------
TOTAL NET ASSETS -- 100.0%                                             $59,546,806
                                                                       ===========

Market Sector Diversification
(as a % of net assets)
Financials                      25.1%
Industrials                     15.9%
Consumer Discretionary          13.8%
Materials                        7.5%
Information Technology           6.7%
Energy                           6.5%
Telecommunication Services       6.3%
Consumer Staples                 5.8%
Health Care                      5.1%
Utilities                        2.8%
Diversified                      0.3%
Cash and Equivalents*            4.2%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

CVA = Certificaten Van Aandelen

MSCI = Morgan Stanley Capital International

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
  As of May 31, 2007, securities with an aggregate value of $397,651, which represented 0.7% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
8

PERFORMANCE
NT Emerging Markets

Total Returns as of May 31, 2007
                                               Average Annual Returns
                                                        Since           Inception
                         6 months(1)  1 year          Inception            Date
INSTITUTIONAL CLASS        21.95%     46.74%           32.32%            5/12/06
MSCI EM INDEX              17.34%     38.16%           20.14%               --

(1) Total returns for periods less than one year are not annualized.

Growth of $10,000 Over Life of Class

$10,000 investment made May 12, 2006

One-Year Returns Over Life of Class
Periods ended May 31
                          2006*    2007
Institutional Class      -8.50%   46.74%
MSCI EM Index            -12.21%  38.16%

*From 5/12/06, the Institutional Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
9

PORTFOLIO COMMENTARY
NT Emerging Markets

Portfolio Managers: Mark On and Patricia Ribeiro

On May 3, 2007, Mark On joined Patricia Ribeiro as co-manager of NT Emerging
Markets. On, who was also appointed chief investment officer of American
Century's International Equity discipline, filled the vacancy created when a former portfolio manager left the company on March 9, 2007.

PERFORMANCE SUMMARY

NT Emerging Markets gained 21.95%* during the six months ended May 31, 2007, compared to the 17.34% advance of its benchmark, the MSCI EM Index. NT
Emerging Markets also outperformed the 18.76%** average return of
Morningstar's Diversified Emerging Markets category during the period.

As we mentioned in the Market Perspective on page 2, expanding economic growth rates in developing countries proved beneficial for stocks in the portfolio and benchmark and led to solid gains. Favorable stock picks in Russia, Mexico, and Taiwan, as well as the energy and information technology sectors, were top contributors to the portfolio's outperformance versus its benchmark.

IPOS CONTRIBUTED TO GAINS

During the reporting period, the portfolio derived a meaningful portion of its returns from investments in initial public offerings. We participate selectively in initial public offerings, and only if the offering fits our process. Notable contributors included Dufry South America Ltd., an operator of duty-free stores in airports and on cruise ships; China's Yangzijiang
Shipbuilding Holdings Ltd., a cargo vessel manufacturer; and PNOC Energy
Development Corp., a Philippine producer of geothermal power.

ENERGY, UTILITY MOVES PROVED EFFECTIVE

The portfolio's relative outperformance in the energy sector stemmed in part from our decision to maintain underweight stakes in two Russian companies --
natural gas producer OAO Gazprom and oil concern Lukoil -- as both stocks slumped. In the utilities sector, we benefited from an overweight stake in
Companhia de Gas de Sao Paulo, a Brazilian distributor of natural gas better known as Comgas that reported an 18% increase in annual revenues in 2006.

OTHER STOCK-SPECIFIC CONTRIBUTORS

Two leading stocks during the period were Axtel, SAB de CV of Mexico and
Realtek Semiconductor Corp. of Taiwan. Axtel, SAB de CV, the second-largest wireline

Top Ten Holdings as of May 31, 2007
                                    % of net       % of net
                                  assets as of   assets as of
                                     5/31/07       11/30/06
Samsung Electronics                   1.9%            --
Telkom SA Ltd.                        1.7%            --
Cia Vale do Rio Doce ADR              1.7%            --
POSCO                                 1.6%           1.3%
Nokian Renkaat Oyj                    1.6%           1.2%
America Movil, SAB de CV ADR          1.5%            --
Amorepacific Corp.                    1.5%           0.9%
Shinsegae Co. Ltd.                    1.5%           1.3%
Petroleo Brasileiro SA ADR            1.5%           1.0%
Turkiye Garanti Bankasi AS            1.4%           0.6%

 * Total returns for periods less than one year are not annualized.

** The 1-year average return for Morningstar Diversified Emerging Markets category as of May 31, 2007 was 39.99%.

© 2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers: (2)
may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

------
10

NT Emerging Markets

provider of telecommunication services in Mexico, expanded its reach from 12 to 17 cities during 2006. The company, which derives about 80% of its revenues from corporate clients, is planning to add six to eight markets in 2007.
Taiwan-based chipmaker Realtek Semiconductor announced it will supply parts for an Apple Inc. product that enables Internet downloads to be shown on televisions.

MATERIALS, APPAREL, TECH NAMES SLOWED ADVANCE

The materials sector was the largest detractor to relative performance on a sector basis. Specifically, our underweight position in that sector as well as our underweight position in Cia Vale do Rio Doce of Brazil, a stock that performed well over the period, hindered performance. Another detractor was
Win Hanverky Holdings, a Hong Kong-based manufacturer and distributor of sportswear, which reported softening profit margins in 2006. Additionally, the portfolio's overweight stake in Taiwanese notebook computer maker Asustek
Computer underperformed amid disappointing sales of Microsoft's Windows Vista operating system. Asustek also slumped after announcing it was suspending a joint venture with a competitor to manufacture motherboard circuits. China was the portfolio's largest country detractor on a relative basis.

STARTING POINT FOR NEXT REPORTING PERIOD

As fundamental, bottom-up managers, we evaluate each company individually on its own merits, and build the portfolio from the ground up, one stock at a time. In our search for companies demonstrating earnings acceleration, we will structure exposure to stocks and market segments as warranted, based on the strength of individual companies.

As of May 31, 2007, we continued to see opportunities in Chile and Brazil, as reflected by our overweight positions in those countries compared with the fund's benchmark. Conversely, the portfolio held underweight positions in
Russia, Israel, and India. From a sector point of view, we continue to find attractive growth opportunities in the consumer discretionary sector, while we maintain our underweight position in the energy and financials sectors.

Investments by Country as of May 31, 2007
                                       % of net        % of net
                                     assets as of    assets as of
                                        5/31/07        11/30/06
South Korea                              15.2%           9.8%
Brazil                                   13.1%          10.1%
Taiwan (Republic of China)               10.8%           9.4%
South Africa                             8.1%            3.8%
Russian Federation                       5.8%            8.4%
Mexico                                   5.7%            5.8%
People's Republic of China               5.7%            5.2%
India                                    5.0%            1.8%
Chile                                    3.6%            3.8%
Hong Kong                                3.3%            5.0%
Malaysia                                 3.3%            1.2%
Indonesia                                2.5%            3.7%
Turkey                                   2.1%            0.6%
Singapore                                2.1%            0.2%
Other Countries                          8.2%           20.7%
Cash and Equivalents(1)                  5.5%           10.5%

(1) Includes temporary cash investments, securities lending collateral and other assets and liabilities

Types of Investments in Portfolio
                                        % of net       % of net
                                      assets as of   assets as of
                                         5/31/07       11/30/06
Foreign Common Stocks and Rights          93.1%          87.1%
Foreign Preferred Stocks                  1.4%           2.4%
TOTAL EQUITY EXPOSURE                     94.5%          89.5%
Temporary Cash Investments                4.2%           1.5%
Other Assets
and Liabilities(2)                        1.3%           9.0%

(2) Includes securities lending collateral and other assets and liabilities.

------
11

SCHEDULE OF INVESTMENTS
NT Emerging Markets

MAY 31, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks and Rights -- 93.1%

ARGENTINA -- 0.5%
             3,882  Banco Macro SA ADR                                   $ 138,665
                                                                      ------------
BRAZIL -- 11.7%
            19,600  ALL - America Latina Logistica SA                      250,447
                    Bematech Industria e Comercio de Equipamentos
             5,900  Electronicos SA(1)                                      61,875
             8,700  Cia Vale do Rio Doce ADR                               395,415
             7,549  Dufry South America Ltd. BDR(1)                        169,786
            12,200  Equatorial Energia SA                                  123,825
             9,700  Gafisa SA                                              162,742
            26,100  JBS SA(1)                                              110,083
            18,500  Lojas Renner SA                                        307,884
            15,233  LPS Brasil - Consultoria de Imoveis SA(1)              182,777
            10,000  Lupatech SA                                            206,420
             3,282  Petroleo Brasileiro SA ADR                             354,981
            17,982  Santos-Brasil SA                                       251,723
             6,100  Totvs SA                                               209,121
                                                                      ------------
                                                                         2,787,079
                                                                      ------------
CHILE -- 3.6%
            68,100  Cencosud SA                                            274,680
            19,100  Compania Cervecerias Unidas SA                         134,456
            41,910  La Polar SA                                            240,010
               700  LAN Airlines SA ADR(2)                                  56,294
                43  LAN Airlines SA Rights                                      --
           201,700  Masisa SA                                               55,068
            62,000  Ripley Corp. SA                                         89,768
                                                                      ------------
                                                                           850,276
                                                                      ------------
CZECH REPUBLIC -- 1.7%
             4,600  CEZ AS(1)                                              235,033
             1,000  Komercni Banka AS                                      183,064
                                                                      ------------
                                                                           418,097
                                                                      ------------
FINLAND -- 1.6%
            10,678  Nokian Renkaat Oyj                                     372,098
                                                                      ------------
HONG KONG -- 3.3%
           182,000  China Yurun Food Group Ltd.                            219,095
            44,000  FU JI Food and Catering Services Holdings Ltd.         150,451
            36,000  Parkson Retail Group Ltd.                              242,275
            25,000  Vtech Holdings Ltd.                                    182,493
                                                                      ------------
                                                                           794,314
                                                                      ------------

Shares                                                                       Value

HUNGARY -- 0.5%
               900  MOL Hungarian Oil and Gas Nyrt                       $ 116,074
                                                                      ------------
INDIA -- 5.0%
             1,000  ABB India Ltd.                                         113,816
             1,700  Bharat Heavy Electricals Ltd.                           58,901
             6,200  ICICI Bank Ltd. ADR(2)                                 294,810
            10,400  JSW Steel Ltd.                                         156,148
            18,100  Reliance Communication Ventures Ltd.(1)                226,413
            13,100  Rolta India Ltd.                                       149,235
             6,200  Tata Consultancy Services Ltd.                         185,593
                                                                      ------------
                                                                         1,184,916
                                                                      ------------
INDONESIA -- 2.5%
           134,500  PT Astra International Tbk                             249,892
           648,000  PT Bank Mandiri Tbk                                    238,586
            94,500  PT Telekomunikasi Indonesia Tbk                        102,240
                                                                      ------------
                                                                           590,718
                                                                      ------------
KAZAKHSTAN -- 0.7%
             8,369  KazMunaiGas Exploration Production GDR(1)              165,120
                                                                      ------------
MALAYSIA -- 3.3%
           253,000  AirAsia Bhd(1)                                         145,911
            66,000  Bumiputra -- Commerce Holdings Bhd                     231,102
            57,000  Kuala Lumpur Kepong Bhd                                224,746
            22,300  Malaysian Plantations Bhd(1)                            19,029
            20,300  Tanjong plc                                            108,115
            22,000  Top Glove Corporation Bhd(1)                            55,995
                                                                      ------------
                                                                           784,898
                                                                      ------------
MEXICO -- 5.7%
             6,100  America Movil, SAB de CV ADR                           369,354
            53,187  Axtel, SAB de CV(1)                                    276,814
            33,948  Corporacion GEO, SAB de CV Series B(1)                 192,646
            37,902  Corporacion Moctezuma, SAB de CV                       112,923
                    Grupo Aeroportuario del Pacifico, SAB de CV
             2,446  ADR                                                    120,196
            37,500  Grupo Financiero Banorte, SAB de CV                    175,270
            26,975  Urbi Desarrollos Urbanos, SAB de CV(1)                 115,504
                                                                      ------------
                                                                         1,362,707
                                                                      ------------

------
12

NT Emerging Markets

Shares                                                                       Value

PAKISTAN -- 0.8%
             9,727  Oil & Gas Development Co. Ltd. GDR                   $ 193,081
                                                                      ------------
PEOPLE'S REPUBLIC OF CHINA -- 5.7%
            94,000  Agile Property Holdings Ltd.                           103,649
           258,000  China Construction Bank Cl H                           154,631
            42,000  China Merchants Bank Co. Ltd. Cl H                     108,382
            50,000  China National Building Material Co. Ltd. Cl H          72,357
           206,000  China Petroleum & Chemical Corp. Cl H                  230,047
             3,672  Focus Media Holding Ltd. ADR(1)(2)                     162,413
            19,000  Haitian International Holdings Ltd.(1)                  14,113
           125,000  Nine Dragons Paper Holdings Ltd.                       261,574
            46,000  PetroChina Co. Ltd. Cl H                                60,206
           104,000  Wumart Stores Inc. Cl H                                 73,307
            99,000  Yangzijiang Shipbuilding Holdings Ltd.(1)              111,359
                                                                      ------------
                                                                         1,352,038
                                                                      ------------
PHILIPPINES -- 1.1%
         3,847,200  Filinvest Land Inc.(1)                                 159,710
           246,500  Robinsons Land Corp.                                   106,595
                                                                      ------------
                                                                           266,305
                                                                      ------------
POLAND -- 1.3%
            13,200  Agora SA                                               215,104
             6,120  Globe Trade Centre SA(1)                               106,422
                                                                      ------------
                                                                           321,526
                                                                      ------------
RUSSIAN FEDERATION -- 5.8%
             3,800  CTC Media Inc.(1)                                       97,166
             2,000  LUKOIL                                                 151,800
             3,300  Mobile TeleSystems ADR(1)                              178,794
             6,773  OAO TMK GDR(1)                                         247,215
             2,601  OJSC Pharmstandard GDR(1)(2)                            43,047
             8,885  Sistema Hals GDR(1)                                    114,172
           274,454  Unified Energy System(1)                               339,500
             7,069  X5 Retail Group N.V. GDR(1)                            212,423
                                                                      ------------
                                                                         1,384,117
                                                                      ------------
SINGAPORE -- 2.1%
           164,000  Midas Holdings Ltd.                                    236,349
           140,000  Yanlord Land Group Ltd.                                259,143
                                                                      ------------
                                                                           495,492
                                                                      ------------

Shares                                                                       Value

SOUTH AFRICA -- 8.1%
             3,600  Anglo American plc                                   $ 215,214
            28,500  Aspen Pharmacare Holdings Ltd.                         156,009
             7,482  Barloworld Ltd.                                        207,408
             3,600  Impala Platinum Holdings Ltd.                          110,159
             8,066  Kumba Iron Ore Ltd.                                    218,502
            10,400  Murray & Roberts Holdings Ltd.                          98,517
            71,600  Network Healthcare Holdings Ltd.                       155,770
             2,755  Pretoria Portland Cement Co. Ltd.                      195,278
             9,302  Sappi Ltd.                                             173,686
            16,800  Telkom SA Ltd.                                         404,402
                                                                      ------------
                                                                         1,934,945
                                                                      ------------
SOUTH KOREA -- 15.2%
               430  Amorepacific Corp.                                     361,345
             5,630  GS Holdings Corp.                                      288,111
            14,400  Hankook Tire Co. Ltd.                                  231,933
             1,100  Hyundai Department Store Co. Ltd.                      135,693
               600  Hyundai Heavy Industries Co., Ltd.                     204,912
             2,400  Korean Air Lines Co., Ltd.                             142,211
            12,000  LG Dacom Corp.                                         290,886
             8,700  LIG Non-Life Insurance Co., Ltd.                       168,714
               800  MegaStudy Co., Ltd.                                    148,502
             2,800  Modetour Network Inc.                                  125,189
               800  POSCO                                                  384,400
               800  Samsung Electronics                                    461,108
             5,520  Shinhan Financial Group Co., Ltd.                      340,762
               500  Shinsegae Co. Ltd.                                     358,220
                                                                      ------------
                                                                         3,641,986
                                                                      ------------
TAIWAN (REPUBLIC OF CHINA) -- 10.8%
           124,640  Asia Cement Corp.                                      139,223
           136,220  China Steel Corp.                                      158,754
           117,600  Chinatrust Financial Holding Co.                        89,175
            39,000  Gemtek Technology Corp.                                109,438
            15,400  Himax Technologies Inc. ADR(1)                          77,924
            45,400  Hon Hai Precision Industry Co., Ltd.                   320,899
            17,000  MediaTek Inc.                                          269,139
            60,000  Merry Electronics Co. Ltd.                             216,134
           119,000  Realtek Semiconductor Corp.                            304,389

------
13

Shares                                                                       Value

            14,000  Richtek Technology Corp.(1)                          $ 165,279
           221,325  Shin Kong Financial Holding Co. Ltd.                   233,819
           157,000  U-Ming Marine Transport Corp.(1)                       279,449
           134,000  Wistron Corp.                                          226,342
                                                                      ------------
                                                                         2,589,964
                                                                      ------------
TURKEY -- 2.1%
            26,100  Turk Hava Yollari Anonim Ortakligi(1)                  166,406
            62,400  Turkiye Garanti Bankasi AS                             343,378
                                                                      ------------
                                                                           509,784
                                                                      ------------
TOTAL COMMON STOCKS AND RIGHTS
(Cost $16,905,644)                                                      22,254,200
                                                                      ------------

Preferred Stocks -- 1.4%

BRAZIL -- 1.4%
                    Cia Brasileira de Distribuicao Grupo Pao de
             3,100  Acucar ADR(2)                                          104,532
           960,000  Companhia de Gas de Sao Paulo Cl A                     223,046
                                                                      ------------
TOTAL PREFERRED STOCKS
(Cost $224,033)                                                            327,578
                                                                      ------------

Principal Amount

Temporary Cash Investments -- 4.2%

        $1,000,000  FHLB Discount Notes, 5.05%, 6/1/07(3)                1,000,000
(Cost $1,000,000)
                                                                      ------------

Temporary Cash Investments -- Securities Lending Collateral(4) -- 2.6%

Repurchase Agreement, Lehman Brothers Inc., (collateralized by various U.S. Government Agency obligations in a pooled account at the lending agent), 5.30%, dated 5/31/07, due 6/1/07 (Delivery
value $613,532) (Cost $613,442)                                            613,442
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 101.3%
(Cost $18,743,119)                                                      24,195,220
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- (1.3)%                                   (308,251)
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $ 23,886,969
                                                                      ============

Market Sector Diversification
(as a % of net assets)
Consumer Discretionary          15.9%
Financials                      14.9%
Information Technology          11.4%
Industrials                     11.1%
Materials                       11.1%
Consumer Staples                 8.8%
Telecommunication Services       7.7%
Energy                           7.6%
Utilities                        4.3%
Health Care                      1.7%
Cash and Equivalents*            5.5%

* Includes temporary cash investments, securities lending collateral and other assets and liabilities.

Notes to Schedule of Investments

ADR = American Depositary Receipt

BDR = Brazilian Depositary Receipt

FHLB = Federal Home Loan Bank

GDR = Global Depositary Receipt

OJSC = Open Joint Stock Company

(1) Non-income producing.

(2) Security, or a portion thereof, was on loan as of May 31, 2007.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions.
  As of May 31, 2007, securities with an aggregate value of $606,851, which represented 2.5% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
14

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------
15

                   Beginning        Ending        Expenses Paid
                 Account Value   Account Value    During Period*      Annualized
                    12/1/06         5/31/07     12/1/06 - 5/31/07   Expense Ratio*

NT International Growth -- Institutional Class
Actual               $1,000        $1,136.90          $5.59             1.05%
Hypothetical         $1,000        $1,019.70          $5.29             1.05%

NT Emerging Markets -- Institutional Class
Actual               $1,000        $1,219.50          $8.36             1.51%
Hypothetical         $1,000        $1,017.40          $7.59             1.51%

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED)
                                                            NT
                                                      International   NT Emerging
                                                          Growth        Markets

ASSETS

Investment securities -- at value (cost of
$49,820,529 and $18,129,677, respectively) --
including $4,038,207 and $601,028 of securities on
loan, respectively                                       $58,506,368   $23,581,778

Investments made with cash collateral received for
securities on loan, at value (cost of $4,187,776
and $613,442, respectively)                                4,187,776       613,442
                                                         -----------   -----------
Total investment securities -- at value (cost of
$54,008,305 and $18,743,119, respectively)                62,694,144    24,195,220

Cash                                                         950,082       465,290

Foreign currency holdings, at value (cost of $669
and $28,256, respectively)                                       668        28,391

Receivable for investments sold                              477,495       247,554

Dividends and interest receivable                            322,281        40,392
                                                         -----------   -----------
                                                          64,444,670    24,976,847
                                                         -----------   -----------

LIABILITIES

Payable for collateral received for securities on
loan                                                       4,187,776       613,442

Payable for investments purchased                            659,500       448,632

Accrued management fees                                       50,588        27,804
                                                         -----------   -----------
                                                           4,897,864     1,089,878
                                                         -----------   -----------

NET ASSETS                                               $59,546,806   $23,886,969
                                                         ===========   ===========

INSTITUTIONAL CLASS CAPITAL SHARES, $0.01 PAR VALUE

Authorized                                                50,000,000    50,000,000
                                                         ===========   ===========

Outstanding                                                5,080,481     1,793,671
                                                         ===========   ===========

NET ASSET VALUE PER SHARE                                     $11.72        $13.32
                                                         ===========   ===========

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)                  $50,711,421   $17,786,253

Undistributed net investment income                          337,752        35,447

Accumulated undistributed net realized gain (loss)
on investment and foreign currency transactions            (155,832)       635,933

Net unrealized appreciation on investments and
translation of assets and liabilities in foreign
currencies                                                 8,653,465     5,429,336
                                                         -----------   -----------
                                                         $59,546,806   $23,886,969
                                                         ===========   ===========

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)
                                                     NT International  NT Emerging
                                                          Growth         Markets

INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of
$71,423 and $15,011, respectively)                           $617,376    $ 172,297

Interest                                                       21,232       19,439

Securities lending                                              5,168           78
                                                           ----------   ----------
                                                              643,776      191,814
                                                           ----------   ----------

EXPENSES:

Management fees                                               263,393      144,889

Directors' fees and expenses                                      357          138

Other expenses                                                    298          127
                                                           ----------   ----------
                                                              264,048      145,154
                                                           ----------   ----------

NET INVESTMENT INCOME (LOSS)                                  379,728       46,660
                                                           ----------   ----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net of foreign taxes
withheld of $431 and $--, respectively)                     1,136,446      722,554

Foreign currency transactions                                 266,299       20,475
                                                           ----------   ----------
                                                            1,402,745      743,029
                                                           ----------   ----------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:

Investments (net of foreign taxes accrued of
$(10,309) and $(14,558), respectively)                      4,900,335    2,851,139

Translation of assets and liabilities in foreign
currencies                                                  (235,188)      286,399
                                                           ----------   ----------
                                                            4,665,147    3,137,538
                                                           ----------   ----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                     6,067,892    3,880,567
                                                           ----------   ----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
FROM OPERATIONS                                            $6,447,620   $3,927,227
                                                           ==========   ==========

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND PERIOD ENDED NOVEMBER 30, 2006(1)

                               NT International Growth         NT Emerging Markets
Increase (Decrease) in
Net Assets                          2007          2006          2007          2006

OPERATIONS

Net investment income
(loss)                         $ 379,728     $ 118,808      $ 46,660     $ 134,730

Net realized gain (loss)       1,402,745   (1,581,308)       743,029     (120,093)

Change in net unrealized
appreciation
(depreciation)                 4,665,147     3,988,318     3,137,538     2,291,798
                             -----------   -----------   -----------   -----------
Net increase (decrease)
in net assets
resulting from operations      6,447,620     2,525,818     3,927,227     2,306,435
                             -----------   -----------   -----------   -----------

DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income     (138,053)            --     (132,946)            --
                             -----------   -----------   -----------   -----------

CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold     15,573,857    44,735,507     6,165,235    17,857,562

Payments for shares
redeemed                     (8,716,251)     (881,692)   (5,916,687)     (319,857)
                             -----------   -----------   -----------   -----------

Net increase (decrease)
in net assets
from capital share
transactions                   6,857,606    43,853,815       248,548    17,537,705
                             -----------   -----------   -----------   -----------

NET INCREASE (DECREASE)
IN NET ASSETS                 13,167,173    46,379,633     4,042,829    19,844,140

NET ASSETS

Beginning of period           46,379,633            --    19,844,140            --
                             -----------   -----------   -----------   -----------

End of period                $59,546,806   $46,379,633   $23,886,969   $19,844,140
                             ===========   ===========   ===========   ===========

Undistributed net
investment income               $337,752       $96,508       $35,447      $121,733
                             ===========   ===========   ===========   ===========

TRANSACTIONS IN SHARES OF
THE FUNDS

Sold                           1,409,918     4,577,398       512,843     1,836,860

Redeemed                       (812,861)      (93,974)     (521,728)      (34,304)
                             -----------   -----------   -----------   -----------
Net increase (decrease)
in shares
of the funds                     597,057     4,483,424       (8,885)     1,802,556
                             ===========   ===========   ===========   ===========

(1) May 12, 2006 (fund inception) through November 30, 2006.

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. NT International Growth Fund (NT
International Growth) and NT Emerging Markets Fund (NT Emerging Markets)
(collectively, the funds) are two funds in a series issued by the corporation.
The funds are diversified under the 1940 Act. The funds' investment objective is to seek capital growth. The funds pursue this objective by investing primarily in equity securities of foreign companies. NT International Growth primarily invests in companies located in at least three developed countries
(excluding United States). NT Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries. The funds are not permitted to invest in any securities issued by companies assigned by the
Global Industry Classification Standard to the tobacco industry. The funds incepted on May 12, 2006. The following is a summary of the funds' significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.
Additionally, ETFs have management fees, which increase their cost.

------
20

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

------
21

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACGIM (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula.
This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The strategy assets of NT
International Growth and NT Emerging Markets include the assets of
International Growth Fund and Emerging Markets Fund, respectively, two funds in a series issued by the corporation. The annual management fee schedule for
NT International Growth ranges from 0.90% to 1.30%. The annual management fee schedule for NT Emerging Markets ranges from 1.05% to 1.65%. The effective annual management fee for NT International Growth and NT Emerging Markets for
the six months ended May 31, 2007 was 1.05% and 1.51%, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds' investment objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the
corporation's transfer agent, American Century Services, LLC. The funds are wholly owned by American Century Asset Allocation Portfolios, Inc. (ACAAP).
ACAAP does not invest in the funds for the purpose of exercising management or control.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investment Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement and securities lending agreement with JPMorgan
Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2007, were as follows:

                         NT International Growth   NT Emerging Markets
Purchases                      $35,091,228             $10,956,315
Proceeds from sales            $27,515,302             $10,030,759

4. SECURITIES LENDING

As of May 31, 2007, securities in NT International Growth and NT Emerging
Markets valued at $4,038,207 and $601,028, respectively, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and
Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was $4,187,776 and $613,442, respectively. The funds' risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the funds may be delayed or limited.

------
22

5. BANK LINE OF CREDIT

Effective December 13, 2006, the funds, along with certain other funds managed by ACIM or ACGIM, have a $500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2007.

6. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Investing in emerging markets may accentuate these risks.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components of investments for federal income tax purposes were as follows:

                                             NT International       NT Emerging
                                                  Growth              Markets
Federal tax cost of investments                  $54,203,440        $18,772,995
                                                 ===========        ===========
Gross tax appreciation of investments             $8,917,173         $5,563,091
Gross tax depreciation of investments              (426,469)          (140,866)
                                                 -----------        -----------
Net tax appreciation (depreciation) of
investments                                       $8,490,704         $5,422,225
                                                 ===========        ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

As of November 30, 2006, NT International Growth and NT Emerging Markets had
accumulated capital losses of $(1,383,858) and $(80,214), respectively, which represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers for the funds expire in 2014.

As of November 30, 2006, NT International Growth had currency loss deferrals of $(10,768), which represent net foreign currency losses incurred in the one-month period ended November 30, 2006. NT International Growth has elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
23

FINANCIAL HIGHLIGHTS
NT International Growth

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                             $10.34     $10.00
                                                                 ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                                      0.07       0.03

 Net Realized and Unrealized Gain (Loss)                           1.34       0.31
                                                                 ------     ------
 Total From Investment Operations                                  1.41       0.34
                                                                 ------     ------
Distributions

 From Net Investment Income                                      (0.03)         --
                                                                 ------     ------
Net Asset Value, End of Period                                   $11.72     $10.34
                                                                 ======     ======

TOTAL RETURN(3)                                                  13.69%      3.40%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets              1.05%(4)   1.07%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets    1.52%(4)   0.59%(4)

Portfolio Turnover Rate                                             56%        65%

Net Assets, End of Period (in thousands)                        $59,547    $46,380

(1) Six months ended May 31, 2007 (unaudited).

(2) May 12, 2006 (fund inception) through November 30, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
24

NT Emerging Markets

For a Share Outstanding Throughout the Periods Indicated
                                                               2007(1)    2006(2)
PER-SHARE DATA

Net Asset Value, Beginning of Period                            $11.01     $10.00
                                                                ------     ------
Income From Investment Operations

 Net Investment Income (Loss)                                     0.04       0.07

 Net Realized and Unrealized Gain (Loss)                          2.36       0.94
                                                                ------     ------
 Total From Investment Operations                                 2.40       1.01
                                                                ------     ------
Distributions

 From Net Investment Income                                     (0.09)         --
                                                                ------     ------
Net Asset Value, End of Period                                  $13.32     $11.01
                                                                ======     ======

TOTAL RETURN(3)                                                 21.95%     10.10%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to Average Net Assets             1.51%(4)   1.60%(4)

Ratio of Net Investment Income (Loss) to Average Net Assets   0.49%(4)   1.68%(4)

Portfolio Turnover Rate                                            54%        59%

Net Assets, End of Period (in thousands)                       $23,887    $19,844

(1) Six months ended May 31, 2007 (unaudited).

(2) May 12, 2006 (fund inception) through November 30, 2006.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
25

APPROVAL OF MANAGEMENT AGREEMENTS
NT International Growth, NT Emerging Markets

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning NT International Growth and NT Emerging
Markets (the "funds") and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
26

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information

------
27

technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the
15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance was above the median for the one-year period and fell below the median for the three-year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

------
28

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of NT International Growth was equal to the median of the total expense ratios of its peer group. The unified fee charged to NT Emerging
Markets was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

------
29

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor are fair and reasonable in light of the services provided and should be renewed.

The board of directors also unanimously approved the renewal of the investment subadvisory agreement by which American Century Investment Management, Inc.
(the "subadvisor") is engaged to manage the investments of the fund. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the fund under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------
30

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the funds' investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century's website at americancentury.com and on the Securities and
Exchange Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
31

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE® (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE® GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE® VALUE INDEX is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) INDEX represents the net performance of stocks in global emerging market countries.

The MSCI EUROPE INDEX is designed to measure equity market performance in
Europe.

The MSCI JAPAN INDEX is designed to measure equity market performance in Japan.

The MSCI WORLD FREE INDEX represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-SAN-55135N

[front cover]

AMERICAN CENTURY INVESTMENTS
Semiannual Report                 May 31, 2007

[photo of summer boat]

Life Sciences Fund
Technology Fund

[american century investments logo and text logo]

OUR MESSAGE TO YOU

We have the privilege of providing you with the semiannual report for the
American Century® Life Sciences and Technology funds for the six months ended
May 31, 2007. We've gathered this information to help you monitor your investment. Another resource is our website, americancentury.com, where we post company news, portfolio commentaries, investment views, and other communications about portfolio strategy, personal finance, government policy, and the markets.

Speaking of company news, American Century Investments announced the following leadership changes. Chief Investment Officer Mark Mallon retired in the first quarter of 2007, after nearly a decade with us. Effective January 1, 2007, former International Equity CIO Enrique Chang became CIO with responsibilities for the entire investment management operation. Prior to joining us in 2006,
Enrique worked at Munder Capital Management, serving the last four years as president and CIO. Before that, he held a series of senior investment management positions at Vantage Global Advisors, J. & W. Seligman and Co., and
General Reinsurance Corp.

In January 2007, President and Chief Executive Officer Bill Lyons announced his retirement after nearly 20 years at American Century Investments. Chief
Financial Officer Jonathan Thomas was appointed president and CEO effective
March 1, 2007. Since 2005, Jonathan has overseen our financial area, with additional responsibilities in purchasing, facilities, real estate, information technology, operations, and human resources. Before joining us,
Jonathan was a managing director and global chief operating officer of Morgan
Stanley's investment division, and worked in senior leadership roles for Bank of America, Boston Financial Services, and Fidelity Investments.

We wish to thank Mark and Bill for their many years of distinguished service
-- American Century Investments is a stronger company as a result of their hard work. And we firmly believe their roles in our firm have transitioned to two talented, committed, and experienced top executives.

[photo of James E. Stowers, Jr.]

/s/James E. Stowers, Jr.
James E. Stowers, Jr.
FOUNDER AND CO-CHAIRMAN OF THE BOARD
AMERICAN CENTURY COMPANIES, INC.

     Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . .    2
      U.S. Stock Index Returns . . . . . . . . . . . . . . . . . . . . . .    2

LIFE SCIENCES

TECHNOLOGY

FINANCIAL STATEMENTS

OTHER INFORMATION

     Approval of Management Agreements for Life Sciences and Technology. .   32

The opinions expressed in the Market Perspective and each of the Portfolio
Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and
American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any
American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American
Century's knowledge, such information is accurate at the time of printing.

MARKET PERSPECTIVE

[photo of chief investment officer]

By Enrique Chang, Chief Investment Officer, American Century Investments

STOCKS RALLIED DESPITE A DIP IN THE ECONOMY

The major U.S. stock indexes advanced strongly during the six months ended May
31, 2007. Stocks gained ground despite a slowdown in the U.S. economy, resulting primarily from a slump in the housing market. The U.S. economy grew at an annualized rate of just 0.6% in the first quarter of 2007, its lowest growth rate since the fourth quarter of 2002.

However, several other factors contributed to the stock market's solid rally for the reporting period. The Federal Reserve (the Fed) held short-term interest rates steady, maintaining a policy shift that occurred in mid-2006.
In addition, corporate earnings continued to exceed expectations; in particular, multinational companies reported strong profit growth, benefiting from improving economic conditions outside of the U.S.

Robust merger activity also provided support for stocks. After a total of nearly $4 trillion in mergers and acquisitions worldwide in 2006 -- including
$750 billion in takeovers by private equity firms -- the wheeling and dealing continued in 2007 with the largest private-equity buyout on record.

Although stocks rose for five of the six months in the reporting period, the market suffered a sharp decline in late February amid a drop in the Chinese stock market and growing financial problems among "subprime" lenders. However, the market quickly recovered in March, and many of the major stock indexes finished the reporting period at their highest levels in more than six years.

MID-CAP AND VALUE OUTPERFORMED

As the accompanying table shows, mid-cap stocks led the market's advance, followed by large-cap issues, while small-cap shares lagged. Value and growth stocks were mixed -- value modestly outperformed in the large- and mid-cap segments of the market, while small-cap growth stocks outpaced small-cap value.

The best-performing sectors in the stock market included the smaller segments of the market -- telecommunication services, materials, and utilities. Energy and industrial stocks also posted double-digit gains for the reporting period.
The weakest returns came from the consumer discretionary and information technology sectors.

U.S. Stock Index Returns
For the six months ended May 31, 2007*

RUSSELL 1000 INDEX (LARGE-CAP)       10.67%
Russell 1000 Growth Index            10.14%
Russell 1000 Value Index             11.21%
RUSSELL MIDCAP INDEX                 12.43%
Russell Midcap Growth Index          11.91%
Russell Midcap Value Index           13.01%
RUSSELL 2000 INDEX (SMALL-CAP)        8.40%
Russell 2000 Growth Index             9.70%
Russell 2000 Value Index              7.20%

*Total returns for periods less than one year are not annualized.

------
2

PERFORMANCE
Life Sciences

Total Returns as of May 31, 2007
                                                     Average Annual
                                                        Returns
                             6                                Since     Inception
                             months(1)   1 year   5 years   Inception      Date
INVESTOR CLASS                 11.49%    15.48%    4.50%      2.60%      6/30/00
S&P COMPOSITE 1500 HEALTH
CARE INDEX                     11.16%    22.10%    6.26%      2.93%         --
S&P 500 INDEX(2)               10.29%    22.79%    9.45%      2.44%         --
Institutional Class            11.72%    15.88%    4.73%      2.09%      7/17/00
Advisor Class                  11.28%    15.09%    4.23%      1.06%      11/14/00
C Class
 No sales charge*              10.87%    14.32%    3.45%      2.27%
 With sales charge*            9.87%     14.32%    3.45%      2.27%      11/29/01

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. Please see the Share Class
Information page for more about the applicable sales charges for each share class. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
3

Life Sciences

Growth of $10,000 Over Life of Class

$10,000 investment made June 30, 2000

One-Year Returns Over Life of Class
Periods ended May 31
                      2001*     2002      2003     2004     2005    2006    2007
Investor Class        2.62%    -6.60%   -18.63%   24.74%   7.17%   -0.79%  15.48%

S&P Composite 1500
Health Care Index    -1.85%    -8.21%    -5.16%   12.59%   4.31%   -0.36%  22.10%

S&P 500 Index        -12.71%  -13.85%    -8.06%   18.33%   8.24%   8.64%   22.79%

*From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries.
International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

PORTFOLIO COMMENTARY
Life Sciences

Portfolio Managers: Arnold Douville and Christy Turner

PERFORMANCE SUMMARY

Life Sciences returned 11.49%* for the six months ended May 31, 2007, compared with an 11.16% gain posted by its benchmark, the S&P Composite 1500 Health
Care Index. The broader market, represented by the S&P 500 Index, returned
10.29%.

Volatility in global equity markets prompted a renewed appreciation among some investors for companies with more stable earnings prospects. This aided select areas of the life sciences industry and helped generate gains in the portfolio and its benchmark.

The portfolio's relative outperformance stemmed in part from an underweight stake and effective stock selection in the biotechnology space and an overweight position and solid security selection in the equipment and supplies area. Hindering relative returns were underperforming stocks in the pharmaceuticals industry.

STRATEGIC UNDERWEIGHTS PAID OFF

Significantly underweight stakes in three stocks that account for 25% of the benchmark accounted for a share of the portfolio's relative outperformance.
Modest positions in biotechnology outfit Amgen and multifaceted industry giant
Johnson & Johnson helped as both companies posted losses during the period.
The Food and Drug Administration asked Amgen and Johnson & Johnson to place strong warning labels on their anemia drugs, which also face uncertain
Medicare and Medicaid reimbursement policies. Relative performance further benefited from the absence in the portfolio of pharmaceutical company Pfizer, which posted a meager gain.

SERVICE PROVIDERS LED WAY

Among individual holdings, long-term care facility operators Manor Care and
Sun Healthcare Group ranked among the best performing relative advancers during the period. Manor Care cited improved Medicare revenues and a focus on patients requiring aggressive rehabilitation while posting improving quarterly revenues. Additionally, the stock jumped when management announced it was exploring strategic options, which could lead to a buyout.

Sun Healthcare operates more than 15,000 beds in specialized facilities in 19 states. The company reported improving margins and expected its acquisition of
Harborside Healthcare, which was completed in mid-April, to enhance financial performance.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

Top Ten Holdings as of May 31, 2007
                                      % of         % of
                                   net assets   net assets
                                      as of        as of
                                     5/31/07     11/30/06
Thermo Fisher Scientific Inc.         5.1%         3.8%
Merck & Co., Inc                      4.9%         1.5%
Wyeth                                 4.0%         3.0%
Manor Care, Inc.                      3.6%         2.5%
Abbott Laboratories                   3.5%         2.0%
Baxter International Inc.             3.2%         2.2%
Shire plc ADR                         3.1%         2.5%
Zimmer Holdings Inc.                  3.0%         2.1%
Respironics, Inc.                     2.8%         2.1%
Bard (C.R.), Inc.                     2.7%         3.3%

------
5

Life Sciences

EQUIPMENT OUTFITS BOOSTED PERFORMANCE

The largest component of the portfolio's absolute gain came from the equipment and supplies group. Contributors to the rise, which aided relative returns as well, included Alcon of Switzerland, Stryker of the U.S., and China's Mindray
Medical International.

Alcon develops eye care and treatment products and reported solid quarterly results during the period. Stryker, which manufactures replacement hips and knees, surged to an all-time high after reporting solid results for 2006 and lifting its outlook for 2007. Although it eased from the peak by the period's end, it still aided performance. Mindray Medical, which develops patient monitoring devices for Asian and European markets, bumped up its full-year revenue and profit projections for 2007.

PHARMACEUTICAL HOLDINGS DETRACTED

The portfolio's stake in the pharmaceutical industry, where previously a general lack of earnings acceleration prompted an underweight position, detracted from relative returns. Our underweight stake in one of the group's leading performers, Schering-Plough, resulted in a relative loss. The company reported strong sales of its Remicade treatment for rheumatoid arthritis and allergy drug Nasonex and announced it was acquiring Organon, a Dutch drugmaker with a number of compounds in late-phase trials. Further, the portfolio's investment in Switzerland's Novartis AG weighed on an absolute and relative basis as the company pulled its Zelnorm treatment for irritable bowel syndrome from the market and trimmed its sales outlook for the year.

STARTING POINT FOR NEXT REPORTING PERIOD

Regardless of macro conditions, we continue to emphasize accelerating earnings in our efforts to build and maintain a portfolio featuring strong individual companies. Our investment decisions may result in a shift in industry weightings -- such as our expanded exposure to pharmaceuticals and decreased stake in biotech during the period -- but such developments stem from a fundamental, bottom-up assessment of each company on its own merits.

Top Five Industries as of May 31, 2007
                                         % of         % of
                                      net assets   net assets
                                         as of        as of
                                        5/31/07     11/30/06
Pharmaceuticals                          29.3%        22.8%
Health Care Equipment & Supplies         27.5%        29.7%
Health Care Providers & Services         24.3%        21.7%
Life Sciences Tools & Services           11.3%        10.6%
Biotechnology                            4.7%         7.7%

Types of Investments in Portfolio
                                         % of         % of
                                      net assets   net assets
                                        as of         as of
                                       5/31/07      11/30/06
Domestic Common Stocks                  84.1%         79.3%
Foreign Common Stocks(1)                15.1%         16.8%
TOTAL COMMON STOCKS                     99.2%         96.1%
Temporary Cash Investments               0.8%         6.5%
Other Assets & Liabilities              --(2)        (2.6)%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

(2) Category is less than 0.05% of total net assets.

------
6

SCHEDULE OF INVESTMENTS
Life Sciences

MAY 31, 2007 (UNAUDITED)

Shares                                                                     Value

Common Stocks -- 99.2%

BIOTECHNOLOGY -- 4.7%
      35,500  Genzyme Corp.(1)                                       $ 2,290,460
      34,000  Gilead Sciences, Inc.(1)                                 2,814,180
                                                                    ------------
                                                                       5,104,640
                                                                    ------------
CHEMICALS - 2.1%
      53,000  Sigma-Aldrich Corp.                                      2,293,840
                                                                    ------------
HEALTH CARE EQUIPMENT & SUPPLIES - 27.5%
      20,000  Alcon, Inc.                                              2,761,200
      56,000  Arrow International Inc.                                 2,150,400
      34,400  Bard (C.R.), Inc.                                        2,903,704
      60,925  Baxter International Inc.                                3,462,976
      20,600  Beckman Coulter, Inc.                                    1,347,240
      28,000  Becton, Dickinson & Co.                                  2,135,000
      52,500  DENTSPLY International Inc.                              1,897,350
      36,000  Insulet Corp.(1)                                           533,520
      54,250  Medtronic, Inc.                                          2,884,473
      13,837  Mettler-Toledo International, Inc.(1)                    1,360,177
      50,000  Mindray Medical International Ltd. ADR                   1,425,000
      68,205  Respironics, Inc.(1)                                     3,011,251
      23,000  TomoTherapy Inc.(1)                                        519,340
      37,000  Zimmer Holdings Inc.(1)                                  3,258,220
                                                                    ------------
                                                                      29,649,851
                                                                    ------------
HEALTH CARE PROVIDERS & SERVICES - 24.3%
      19,345  Cardinal Health, Inc.                                    1,401,739
      32,000  Community Health Systems Inc.(1)                         1,219,840
      34,500  Humana Inc.(1)                                           2,140,725
      20,000  Laboratory Corp. of America Holdings(1)                  1,574,800
      56,500  Manor Care, Inc.                                         3,841,999
      61,000  Owens & Minor Inc.                                       2,165,500
      74,000  Psychiatric Solutions, Inc.(1)                           2,887,480
      35,000  Skilled Healthcare Group Inc. Cl A(1)                      554,050
     170,500  Sun Healthcare Group, Inc.(1)                            2,438,150
      47,000  Sunrise Senior Living, Inc.(1)                           1,840,520
      39,675  UnitedHealth Group Inc.                                  2,173,000
      40,000  Universal Health Services, Inc. Cl B                     2,471,600
      18,300  WellPoint Inc.(1)                                        1,489,803
                                                                    ------------
                                                                      26,199,206
                                                                    ------------

Shares                                                                     Value

LIFE SCIENCES TOOLS & SERVICES - 11.3%
      21,000  Millipore Corp.(1)                                     $ 1,570,170
      63,000  Pharmaceutical Product Development, Inc.                 2,299,500
     100,000  Thermo Fisher Scientific Inc.(1)                         5,460,000
      48,000  Waters Corp.(1)                                          2,894,400
                                                                    ------------
                                                                      12,224,070
                                                                    ------------
PHARMACEUTICALS - 29.3%
      66,750  Abbott Laboratories                                      3,761,363
      13,598  Allergan, Inc.                                           1,693,359
      28,500  AstraZeneca plc ORD                                      1,515,327
      44,069  Johnson & Johnson                                        2,788,246
      44,500  Medicis Pharmaceutical Corp. Cl A                        1,468,500
     100,000  Merck & Co., Inc.                                        5,245,000
      47,500  Novartis AG ADR                                          2,668,550
      15,250  Roche Holding AG ORD                                     2,798,074
      50,000  Schering-Plough Corp.                                    1,637,000
      48,500  Shire plc ADR                                            3,382,875
   2,200,000  Wuyi International Pharmaceutical Co. Ltd. ORD(1)          442,338
      74,214  Wyeth                                                    4,292,538
                                                                    ------------
                                                                      31,693,170
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $88,015,364)                                                   107,164,777
                                                                    ------------

Principal Amount

Temporary Cash Investments -- 0.8%

    $900,000  FHLB Discount Notes, 5.05%, 6/1/07(2)                      900,000
(Cost $900,000)
                                                                    ------------
TOTAL INVESTMENT SECURITIES - 100.0%
(Cost $88,915,364)                                                   108,064,777
                                                                    ------------
OTHER ASSETS AND LIABILITIES(3)                                         (52,824)
                                                                    ------------
TOTAL NET ASSETS - 100.0%                                           $108,011,953
                                                                    ============

------
7

Life Sciences

Forward Foreign Currency Exchange Contracts

                                                                Unrealized Gain
    Contracts to Sell      Settlement Date        Value             (Loss)

  1,732,400 CHF for USD        6/29/07            $1,416,978               $2,684
   383,752 GBP for USD         6/29/07               759,500                  594
                                                  ----------           ----------
                                                  $2,176,478               $3,278
                                                  ==========           ==========
(Value on Settlement Date $2,179,756)

Notes to Schedule of Investments

ADR = American Depositary Receipt

CHF = Swiss Franc

FHLB = Federal Home Loan Bank

GBP = British Pound

ORD = Foreign Ordinary Share

USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

(3) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

------
8

PERFORMANCE
Technology

Total Returns as of May 31, 2007
                                                     Average Annual
                                                        Returns
                             6                                Since     Inception
                             months(1)   1 year   5 years   Inception      Date
INVESTOR CLASS                 12.61%    15.40%    6.80%     -10.19%     6/30/00
S&P COMPOSITE 1500
TECHNOLOGY INDEX               7.93%     22.91%    7.61%      -8.72%
S&P 500 INDEX(2)               10.29%    22.79%    9.45%      2.44%
Institutional Class            12.71%    15.63%    7.12%     -11.38%     7/14/00
Advisor Class                  12.50%    15.11%    6.64%     -10.44%     6/30/00

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. © 2007 Reuters. All
rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

  The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
9

Technology

Growth of $10,000 Over Life of Class

$10,000 investment made June 30, 2000

One-Year Returns Over Life of Class
Periods ended May 31
                     2001*     2002      2003     2004     2005     2006    2007
Investor Class      -50.80%  -30.49%   -10.64%   19.44%   -7.12%   21.47%  15.40%

S&P Composite
1500 Technology
Index               -49.39%  -27.13%    -7.11%   22.54%    0.36%   2.77%   22.91%

S&P 500 Index       -12.71%  -13.85%    -8.06%   18.33%    8.24%   8.64%   22.79%

*From 6/30/00, the Investor Class's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit
americancentury.com. The fund concentrates its investments in a narrow segment of the total market and is therefore subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. The fund's investment process may involve high portfolio turnover and high capital gains distributions. In addition, its investment approach may involve higher volatility and risk. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Investor Class shares;
performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
10

PORTFOLIO COMMENTARY
Technology

Portfolio Manager: Tom Telford

PERFORMANCE SUMMARY

Technology returned 12.61%* for the six months ended May 31, 2007. Its benchmark, the S&P Composite 1500 Technology Index, returned 7.93%.
The portfolio's return reflected the solid performance of mid- and small-cap growth stocks, as holdings in every informational technology industry contributed gains (see the Market Perspective on page 2). Relative to the index, Technology's outperformance was driven by holdings in communications equipment and internet software & services firms, as well as several positive out-of-benchmark plays.

COMMUNICATION EQUIPMENT LED PERFORMANCE

Our stock selection was most effective among communication equipment firms, with this slice of the portfolio and index returning 14.3% and 4.5%, respectively. A leading contributor was Research in Motion, maker of the
BlackBerry handheld device and the largest position in the portfolio. The firm benefited from a number of new product rollouts, as well as continued revenue and subscriber growth. In addition, we had no exposure to Motorola, as the cell phone maker struggled with sales, earnings, and margins.

INTERNET HOLDINGS DROVE PERFORMANCE

During the period we were positive on internet software & services, home to many of the portfolio's leading contributors during the six months. Some overweight positions in this space that contributed to relative performance were ValueClick and Chordiant Software, among others. ValueClick benefited from increasing advertising spending on the internet, while Chordiant swung to profitability during the period on increased sales for its customer relationship software. Finally, the leading contributor in this space was On2
Technologies, up more than 285% for the six months. The firm, which makes video compression software, announced an acquisition that would open up the cell phone market to its technology.

KEY CONTRIBUTORS

Two of the leading contributors to relative and absolute performance were technology-related firms in the aerospace & defense and wireless communication industries. Specialty metals manufacturer Precision Castparts and wireless telecom services firm Millicom International were top-ten holdings that performed very well--up 59% and 49%, respectively--reaching all-time highs during the period. Precision Castparts benefited from demand for high-performance, lightweight metals used in manufacturing for aerospace and defense, as well as other industrial end-markets. Millicom continued to enjoy strong earnings and subscriber growth.

*All fund returns referenced in this commentary are for Investor Class shares.
Total returns for periods less than one year are not annualized.

Top Ten Holdings as of May 31, 2007
                                     % of         % of
                                  net assets   net assets
                                     as of        as of
                                    5/31/07     11/30/06
Research In Motion Ltd.              4.6%         4.3%
Precision Castparts Corp.            3.5%         2.3%
Google Inc. Cl A                     3.3%         2.9%
Corning Inc.                         3.1%          --
Cisco Systems Inc.                   3.1%         2.9%
eBay Inc.                            2.9%          --
Microsoft Corporation                2.8%         1.6%
Adobe Systems Inc.                   2.4%         1.3%
LG.Philips LCD Co., Ltd. ADR         2.4%          --
Accenture Ltd. Cl A                  2.4%          --

------
11

Technology

ELECTRONIC EQUIPMENT DETRACTED

The leading detractors from relative results at the industry level were electronic equipment firms, where our shares underperformed. For the six months, the electronic equipment stocks in the portfolio and the index returned 5.6% and 10.7%, respectively. In addition, our computers &
peripherals stocks produced positive results, but an underweight position in the shares detracted from performance relative to the benchmark.

In terms of individual holdings, the largest detractor from relative returns was semiconductor test equipment manufacturer Credence Systems. We held an overweight position in this stock, which disappointed analysts with the pace of progress on its turnaround.

STARTING POINT FOR NEXT REPORTING PERIOD

"We build the Technology portfolio stock by stock, looking for technology firms with accelerating earnings and revenue growth rates, and positive share price momentum. As of May 31, 2007, that process pointed us toward companies in the communications equipment industry, where the portfolio held an overweight position relative to the benchmark. Some of the portfolio's largest holdings are focused on this growing segment of the market, including computer
& peripherals and electronic equipment names with exposure to this segment,"
says portfolio manager Tom Telford.

"We see a lot of exciting things going on in the information technology sector and think that the Technology portfolio can be a good choice for investors interested in an aggressive, concentrated sector fund with the potential to outperform the broader market. But it's important to remind shareholders that a narrowly focused fund can be quite volatile to both the up and the down side, so it's best used as a small slice of a larger portfolio, rather than as a core holding," concludes Telford.

Top Five Industries as of May 31, 2007
                                                 % of         % of
                                              net assets   net assets
                                                 as of        as of
                                                5/31/07     11/30/06
Software                                         21.2%        14.8%
Communications Equipment                         17.1%        12.9%
Semiconductors & Semiconductor Equipment         15.4%        12.7%
Electronic Equipment & Instruments               10.1%        12.4%
Computers & Peripherals                          8.4%         9.7%

Types of Investments in Portfolio
                                                 % of          % of
                                              net assets    net assets
                                                 as of        as of
                                                5/31/07      11/30/06
Domestic Common Stocks                           70.8%        73.1%
Foreign Common Stocks(1)                         27.9%        25.5%
TOTAL COMMON STOCKS                              98.7%        98.6%
Temporary Cash Investments                       0.2%          0.5%
Other Assets & Liabilities                       1.1%          0.9%

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
12

SCHEDULE OF INVESTMENTS
Technology

MAY 31, 2007 (UNAUDITED)

Shares                                                                       Value

Common Stocks -- 98.7%

AEROSPACE & DEFENSE -- 3.5%
             33,759  Precision Castparts Corp.                         $ 4,036,226
                                                                      ------------
COMMUNICATIONS EQUIPMENT -- 17.1%
              9,731  BigBand Networks, Inc.(1)                             168,152
            131,882  Cisco Systems Inc.(1)                               3,550,263
             21,633  CommScope, Inc.(1)                                  1,183,974
             32,110  Comtech Telecommunications Corp.(1)                 1,437,565
            145,165  Corning Inc.(1)                                     3,629,125
             28,944  NETGEAR, Inc.(1)                                    1,079,901
             40,436  QUALCOMM Inc.                                       1,736,726
             31,906  Research In Motion Ltd.(1)                          5,298,948
             50,176  Sierra Wireless, Inc.(1)                            1,088,317
             28,039  Silicom Ltd.(1)                                       630,317
                                                                      ------------
                                                                        19,803,288
                                                                      ------------
COMPUTERS & PERIPHERALS -- 8.4%
             17,780  Apple Inc.(1)                                       2,161,337
             65,295  Emulex Corp.(1)                                     1,448,896
             54,913  Hewlett-Packard Co.                                 2,510,073
             48,000  High Tech Computer Corp. ORD                          895,051
             95,115  Novatel Wireless, Inc.(1)                           2,209,521
             56,262  Super Micro Computer, Inc.(1)                         565,996
                                                                      ------------
                                                                         9,790,874
                                                                      ------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.0%
             27,959  Telefonos de Mexico, SAB de CV ADR                  1,130,662
                                                                      ------------
ELECTRICAL EQUIPMENT -- 2.5%
            274,500  BYD Co. Ltd. Cl H ORD                               1,662,784
             24,137  Emerson Electric Co.                                1,169,438
                                                                      ------------
                                                                         2,832,222
                                                                      ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 10.1%
             45,314  Agilent Technologies, Inc.(1)                       1,729,635
             23,578  Amphenol Corp. Cl A                                   843,621
            137,324  LG.Philips LCD Co., Ltd. ADR(1)                     2,771,198
            169,289  Methode Electronics, Inc.                           2,552,878
            163,817  SMART Modular Technologies (WWH), Inc.(1)           2,347,498
          1,866,000  Universal Scientific Industrial Co., Ltd. ORD       1,514,180
                                                                      ------------
                                                                        11,759,010
                                                                      ------------

Shares                                                                       Value

INTERNET SOFTWARE & SERVICES -- 8.3%
            105,437  Chordiant Software, Inc.(1)                       $ 1,491,934
            231,431  CMGI Inc.(1)                                          578,578
            101,725  eBay Inc.(1)                                        3,312,166
              7,669  Google Inc. Cl A(1)                                 3,817,244
                150  So-net Entertainment Corp. ORD                        456,077
                                                                      ------------
                                                                         9,655,999
                                                                      ------------
IT SERVICES -- 6.7%
             67,440  Accenture Ltd. Cl A                                 2,760,994
             24,108  DST Systems, Inc.(1)                                2,018,563
             13,235  MasterCard Inc. Cl A                                1,979,294
             27,097  MAXIMUS, Inc.                                       1,171,132
                                                                      ------------
                                                                         7,929,983
                                                                      ------------
MACHINERY -- 0.5%
             20,915  Force Protection, Inc.(1)                             600,679
                                                                      ------------
OFFICE ELECTRONICS -- 0.9%
            750,000  Ability Enterprise Co., Ltd. ORD                    1,055,699
                                                                      ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 15.4%
             13,094  Cavium Networks Inc.(1)                               276,938
            108,604  Intel Corp.                                         2,407,750
             33,849  Intersil Corp. Cl A                                 1,018,855
             27,809  Linear Technology Corp.                               998,065
             24,646  MEMC Electronic Materials Inc.(1)                   1,497,984
             78,974  Microsemi Corp.(1)                                  1,820,351
             29,010  National Semiconductor Corp.                          780,949
             25,963  Netlogic Microsystems Inc.(1)                         800,699
             38,617  NVIDIA Corp.(1)                                     1,338,851
             41,352  Power Integrations Inc.(1)                          1,178,532
            343,400  Realtek Semiconductor Corp. ORD                       878,381
             69,836  Silicon Motion Technology Corp. ADR(1)              1,615,307
             67,535  SRS Labs, Inc.(1)                                   1,006,947
             43,800  Texas Instruments Inc.                              1,548,768
            197,000  Transcend Information Inc. ORD                        727,531
                                                                      ------------
                                                                        17,895,908
                                                                      ------------

------
13

Technology

Shares                                                                       Value

SOFTWARE -- 21.2%
             63,288  Adobe Systems Inc.(1)                             $ 2,789,735
             78,932  Aladdin Knowledge Systems Ltd.(1)                   1,757,026
             17,614  Ansoft Corp.(1)                                       564,353
            128,596  FalconStor Software, Inc.(1)                        1,395,267
            115,219  Informatica Corp.(1)                                1,758,242
             66,475  Magma Design Automation, Inc.(1)                      985,160
            105,833  Microsoft Corporation                               3,245,897
              5,800  Nintendo Co., Ltd. ORD                              2,028,022
            140,880  Oracle Corp.(1)                                     2,730,254
            168,434  Sandvine Corp. ORD(1)                                 700,824
             64,306  Shanda Interactive Entertainment Ltd. ADR(1)        1,818,574
             49,648  SPSS Inc.(1)                                        2,185,008
            118,041  VASCO Data Security International, Inc.(1)          2,687,794
                                                                      ------------
                                                                        24,646,156
                                                                      ------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.1%
             24,265  America Movil, SAB de CV ADR                        1,469,246
             24,017  Millicom International Cellular SA(1)               2,043,366
                                                                      ------------
                                                                         3,512,612
                                                                      ------------
TOTAL COMMON STOCKS
(Cost $97,289,228)                                                     114,649,318
                                                                      ------------
Temporary Cash Investments -- 0.2%

Repurchase Agreement, Deutsche Bank Securities, Inc.,
(collateralized by various U.S. Treasury obligations, 2.00%,
1/15/14, valued at $203,809), in a joint trading account at 5.00%, dated 5/31/07, due 6/1/07 (Delivery value $200,028)
(Cost $200,000)                                                            200,000
                                                                      ------------
TOTAL INVESTMENT SECURITIES -- 98.9%
(Cost $97,489,228)                                                     114,849,318
                                                                      ------------
OTHER ASSETS AND LIABILITIES -- 1.1%                                     1,316,394
                                                                      ------------
TOTAL NET ASSETS -- 100.0%                                            $116,165,712
                                                                      ============

Notes to Schedule of Investments

ADR = American Depositary Receipt

ORD = Foreign Ordinary Share

(1) Non-income producing.

As of May 31, 2007, securities with an aggregate value of $1,514,180, which represented 1.3% of total net assets, were valued in accordance with alternative pricing procedures adopted by the Board of Directors.

See Notes to Financial Statements.

------
14

SHAREHOLDER FEE EXAMPLES (UNAUDITED)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2006 to May 31, 2007.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century fund, or
Institutional Class shares of the American Century Diversified Bond Fund, in an American Century account (i.e., not a financial intermediary or retirement plan account), American Century may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all PERSONAL ACCOUNTS (including American Century Brokerage accounts) registered under your Social Security number. PERSONAL ACCOUNTS include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional,
Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----
15

                                                      Expenses Paid
                         Beginning       Ending       During Period*   Annualized
                       Account Value  Account Value     12/1/06 -        Expense
                          12/1/06        5/31/07         5/31/07         Ratio*
Life Sciences
ACTUAL
Investor Class            $1,000        $1,114.90         $7.12           1.35%
Institutional Class       $1,000        $1,117.20         $6.07           1.15%
Advisor Class             $1,000        $1,112.80         $8.43           1.60%
C Class                   $1,000        $1,108.70         $12.35          2.35%
HYPOTHETICAL
Investor Class            $1,000        $1,018.20         $6.79           1.35%
Institutional Class       $1,000        $1,019.20         $5.79           1.15%
Advisor Class             $1,000        $1,016.95         $8.05           1.60%
C Class                   $1,000        $1,013.21         $11.80          2.35%

Technology
ACTUAL
Investor Class            $1,000        $1,126.10         $8.00           1.51%
Institutional Class       $1,000        $1,127.10         $6.95           1.31%
Advisor Class             $1,000        $1,125.00         $9.32           1.76%
HYPOTHETICAL
Investor Class            $1,000        $1,017.40         $7.59           1.51%
Institutional Class       $1,000        $1,018.40         $6.59           1.31%
Advisor Class             $1,000        $1,016.16         $8.85           1.76%

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
16

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2007 (UNAUDITED)
                                                     Life Sciences     Technology
ASSETS

Investment securities, at value (cost of
$88,915,364 and $97,489,228, respectively)            $108,064,777    $114,849,318

Cash                                                            --          19,930

Foreign currency holdings, at value (cost of $-
and $267, respectively)                                         --             267

Receivable for investments sold                                 --       4,047,847

Receivable for forward foreign currency exchange
contracts                                                    3,278              --

Dividends and interest receivable                          108,428          79,188
                                                      ------------    ------------
                                                       108,176,483     118,996,550
                                                      ------------    ------------

LIABILITIES

Disbursements in excess of demand deposit cash              40,214              --

Payable for investments purchased                               --       2,686,371

Accrued management fees                                    124,241         144,419

Distribution fees payable                                       46              24

Service fees payable                                            29              24
                                                      ------------    ------------
                                                           164,530       2,830,838
                                                      ------------    ------------

NET ASSETS                                            $108,011,953    $116,165,712
                                                      ============    ============

NET ASSETS CONSIST OF:

Capital (par value and paid-in surplus)               $101,866,821    $303,516,443

Accumulated net investment loss                          (242,652)       (678,411)

Accumulated net realized loss on investment and
foreign currency transactions                         (12,764,980)   (204,030,769)

Net unrealized appreciation on investments and
translation of assets and liabilities in foreign
currencies                                              19,152,764      17,358,449
                                                      ------------    ------------
                                                      $108,011,953    $116,165,712
                                                      ============    ============

INVESTOR CLASS, $0.01 PAR VALUE
Net assets                                            $105,256,102    $111,344,268
Shares outstanding                                      18,082,284       4,685,616
Net asset value per share                                    $5.82          $23.76

INSTITUTIONAL CLASS, $0.01 PAR VALUE
Net assets                                              $2,622,487      $4,701,561
Shares outstanding                                         444,109         194,901
Net asset value per share                                    $5.91          $24.12

ADVISOR CLASS, $0.01 PAR VALUE
Net assets                                                 $92,031        $119,883
Shares outstanding                                          16,082           5,143
Net asset value per share                                    $5.72          $23.31

C CLASS, $0.01 PAR VALUE
Net assets                                                 $41,333             N/A
Shares outstanding                                           7,502             N/A
Net asset value per share                                    $5.51             N/A

See Notes to Financial Statements.

------
17

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED)
                                                       Life Sciences    Technology
INVESTMENT INCOME (LOSS)

INCOME:

Dividends (net of foreign taxes withheld of $17,963
and $4,244, respectively)                                   $532,338      $183,320

Interest                                                      68,514        45,531
                                                         -----------   -----------
                                                             600,852       228,851
                                                         -----------   -----------

EXPENSES:

Management fees                                              742,644       875,711

Distribution fees:

 Advisor Class                                                   133           139

 C Class                                                         142            --

Service fees:

 Advisor Class                                                   133           139

 C Class                                                          47            --

Directors' fees and expenses                                     833           891

Other expenses                                                   705         6,340
                                                         -----------   -----------
                                                             744,637       883,220
                                                         -----------   -----------

NET INVESTMENT INCOME (LOSS)                               (143,785)     (654,369)
                                                         -----------   -----------

REALIZED AND UNREALIZED GAIN (LOSS)

NET REALIZED GAIN (LOSS) ON:

Investment transactions (net of foreign taxes
accrued of $- and $(20,132), respectively)                 4,267,277    14,501,767

Foreign currency transactions                                 54,825       (3,048)
                                                         -----------   -----------
                                                           4,322,102    14,498,719
                                                         -----------   -----------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:

Investments (net of foreign tax liability reduction
of $- and $23,057)                                         7,686,451     (122,369)

Translation of assets and liabilities in foreign
currencies                                                    34,030       (5,819)
                                                         -----------   -----------
                                                           7,720,481     (128,188)
                                                         -----------   -----------

NET REALIZED AND UNREALIZED GAIN (LOSS)                   12,042,583    14,370,531
                                                         -----------   -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                               $11,898,798   $13,716,162
                                                         ===========   ===========

See Notes to Financial Statements.

------
18

STATEMENT OF CHANGES IN NET ASSETS

SIX MONTHS ENDED MAY 31, 2007 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2006

                               Life Sciences                   Technology
Increase (Decrease)
in Net Assets               2007           2006           2007           2006

OPERATIONS

Net investment income
(loss)                     $(143,785)     $(930,959)     $(654,369)   $(1,597,767)

Net realized gain
(loss)                      4,322,102      4,474,185     14,498,719     16,541,436

Change in net
unrealized
appreciation
(depreciation)              7,720,481    (6,266,439)      (128,188)    (5,347,428)
                         ------------   ------------   ------------   ------------
Net increase
(decrease) in net
assets resulting from
operations                 11,898,798    (2,723,213)     13,716,162      9,596,241
                         ------------   ------------   ------------   ------------

CAPITAL SHARE TRANSACTIONS

Net increase
(decrease) in net
assets from capital
share transactions       (19,453,391)   (41,767,562)   (25,094,086)   (25,969,525)
                         ------------   ------------   ------------   ------------

NET INCREASE
(DECREASE) IN NET
ASSETS                    (7,554,593)   (44,490,775)   (11,377,924)   (16,373,284)

NET ASSETS

Beginning of period       115,566,546    160,057,321    127,543,636    143,916,920
                         ------------   ------------   ------------   ------------
End of period            $108,011,953   $115,566,546   $116,165,712   $127,543,636
                         ============   ============   ============   ============

Accumulated net
investment loss            $(242,652)      $(98,867)     $(678,411)       $(3,910)
                         ============   ============   ============   ============

See Notes to Financial Statements.

------
19

NOTES TO FINANCIAL STATEMENTS

MAY 31, 2007 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. Life Sciences Fund (Life Sciences) and
Technology Fund (Technology) (collectively, the funds) are two funds in a series issued by the corporation. The funds are non-diversified under the 1940
Act. The funds' investment objectives are to seek capital growth. Life
Sciences and Technology pursue their objectives by investing primarily in stocks of growing companies in the life sciences and in the technology and telecommunications-related sectors, respectively. Specifically, Life Sciences invests at least 80% of its assets in companies that engage in the business of providing products and services that help promote health and wellness. In addition, Technology invests at least 80% of its assets in companies primarily engaged in offering, using or developing products, processes or services that provide or will benefit significantly from technological advancements or improvements. The following is a summary of the funds' significant accounting policies.

MULTIPLE CLASS -- Life Sciences is authorized to issue the Investor Class, the
Institutional Class, the Advisor Class and the C Class. Technology is
authorized to issue the Investor Class, the Institutional Class and the
Advisor Class. The C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of each fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued as determined by, or in accordance with procedures adopted by, the
Board of Directors or its designee if such determination would materially impact a fund's net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

------
20

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The funds may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the funds' exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the funds and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The funds bear the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the
Securities and Exchange Commission, each fund, along with other registered investment companies having management agreements with ACIM or American
Century Global Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or
Agency obligations.

INCOME TAX STATUS -- It is each fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with ACIM for Technology and ACGIM for Life Sciences (the investment advisor, respectively), under which the investment advisor provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by the investment advisor. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee

------
21

rate calculation formula. This formula takes into account all of the investment advisor's assets under management in each fund's investment strategy (strategy assets) to calculate the appropriate fee rate for each fund. The strategy assets include each fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for Life Sciences ranges from 1.10% to 1.35%
for Investor Class and C Class. The annual management fee schedule for
Technology ranges from 1.20% to 1.50% for Investor Class. The Institutional
Class is 0.20% less and the Advisor Class is 0.25% less at each point within the range.

The effective annual management fee for each class of the funds for the six months ended May 31, 2007, was as follows:

                  Investor   Institutional   Advisor     C
Life Sciences       1.35%        1.15%        1.10%    1.35%
Technology          1.50%        1.30%        1.25%     N/A

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of Life Sciences. The subadvisor makes investment decisions for the cash portion of Life Sciences in accordance with Life Sciences' investment objectives, policies and restrictions under the supervision of ACGIM and the
Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of Life Sciences.

DISTRIBUTION AND SERVICE FEES -- The Board of Directors has adopted a Master
Distribution and Shareholder Services Plan for the Advisor Class and a Master
Distribution and Individual Shareholder Services Plan for the C Class
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the Advisor Class will pay American Century Investment Services,
Inc. (ACIS) an annual distribution fee of 0.25% and service fee of 0.25%. The plans provide that the C Class will pay ACIS an annual distribution fee of
0.75% and service fee of 0.25%. The fees are computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred by financial intermediaries in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the funds. The service fee provides compensation for shareholder and administrative services rendered by
ACIS, its affiliates or independent third party providers for Advisor Class shares and for individual shareholder services rendered by broker/dealers or other independent financial intermediaries for C Class shares. Fees incurred under the plans during the six months ended May 31, 2007, are detailed in the
Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of
American Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM or ACGIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

Beginning in December 2006, the funds were eligible to invest in a money market fund for temporary purposes, which was managed by J.P. Morgan
Investments Management, Inc. (JPMIM). JPMIM is a wholly owned subsidiary of
JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC. The funds have a bank line of credit agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds and a wholly owned subsidiary of JPM.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended May 31, 2007, were as follows:

                         Life Sciences    Technology
Purchases                 $35,670,135    $165,285,801
Proceeds from sales       $51,557,537    $190,739,385

------
22

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the funds were as follows:

                          Six months ended May 31,
                                    2007              Year ended November 30, 2006
                           Shares         Amount         Shares         Amount
Life Sciences

INVESTOR CLASS/SHARES
AUTHORIZED               100,000,000                   100,000,000
                         ===========                   ===========
Sold                       1,026,324      $5,644,110     2,142,299     $11,360,065
Redeemed                 (4,517,221)    (24,629,865)   (9,872,777)    (51,883,699)
                         -----------   -------------   -----------   -------------
                         (3,490,897)    (18,985,755)   (7,730,478)    (40,523,634)
                         -----------   -------------   -----------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                          97,368         532,550       131,154         713,811
Redeemed                   (171,868)       (943,645)     (347,592)     (1,871,619)
                         -----------   -------------   -----------   -------------
                            (74,500)       (411,095)     (216,438)     (1,157,808)
                         -----------   -------------   -----------   -------------
ADVISOR CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                           2,246          12,147        15,949          84,134
Redeemed                    (13,392)        (71,513)      (20,660)       (106,796)
                         -----------   -------------   -----------   -------------
                            (11,146)        (59,366)       (4,711)        (22,662)
                         -----------   -------------   -----------   -------------
C CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                             543           2,825         5,990          31,096
Redeemed                          --              --      (18,910)        (94,554)
                         -----------   -------------   -----------   -------------
                                 543           2,825      (12,920)        (63,458)
                         -----------   -------------   -----------   -------------
Net increase
(decrease)               (3,576,000)   $(19,453,391)   (7,964,547)   $(41,767,562)

Technology

INVESTOR CLASS/SHARES
AUTHORIZED               100,000,000                   100,000,000
                         ===========                   ===========
Sold                         357,993      $7,733,272     1,661,765     $34,930,608
Redeemed                 (1,471,646)    (31,892,271)   (2,886,044)    (59,469,218)
                         -----------   -------------   -----------   -------------
                         (1,113,653)    (24,158,999)   (1,224,279)    (24,538,610)
                         -----------   -------------   -----------   -------------
INSTITUTIONAL
CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                          27,881         611,094        69,396       1,474,148
Redeemed                    (69,053)     (1,513,898)     (140,648)     (2,927,075)
                         -----------   -------------   -----------   -------------
                            (41,172)       (902,804)      (71,252)     (1,452,927)
                         -----------     -----------   -----------     -----------
ADVISOR CLASS/SHARES
AUTHORIZED                 5,000,000                     5,000,000
                         ===========                   ===========
Sold                             498          10,841         3,675          72,810
Redeemed                     (2,082)        (43,124)       (2,582)        (50,798)
                         -----------   -------------   -----------   -------------
                             (1,584)        (32,283)         1,093          22,012
                         -----------   -------------   -----------   -------------
Net increase
(decrease)               (1,156,409)   $(25,094,086)   (1,294,438)   $(25,969,525)
                         ===========   =============   ===========   =============

5. BANK LINE OF CREDIT

The funds, along with certain other funds managed by ACIM or ACGIM, have a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The funds may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2007.

------
23

6. RISK FACTORS

The funds concentrate their investments in a narrow segment of the total market. Because of this, the funds may be subject to greater risks and market fluctuations than a portfolio representing a broader range of industries. In addition, its investment approach may involve higher volatility and risk.
There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.
Technology's investment process may result in high portfolio turnover, high commission costs and high capital gains distributions.

7. FEDERAL TAX INFORMATION

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2007, the components of investments for federal income tax purposes were as follows:

                                                     Life Sciences    Technology
Federal tax cost of investments                        $88,956,153     $97,818,685
                                                       ===========     ===========
Gross tax appreciation of investments                  $19,472,062     $17,425,794
Gross tax depreciation of investments                    (363,438)       (395,161)
                                                       -----------     -----------
Net tax appreciation (depreciation) of investments     $19,108,624     $17,030,633
                                                       ===========     ===========

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Following are the capital loss carryovers and currency loss deferral amounts as of November 30, 2006:

                                Life Sciences     Technology
Accumulated capital losses       $(17,046,292)   $(218,274,205)
Currency loss deferral              $(130,794)               --

The accumulated capital losses listed above represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire as follows:

                       2009             2010
Life Sciences                  --   $(17,046,292)
Technology         $(165,539,375)   $(52,734,830)

The capital and currency loss deferrals represent net foreign currency losses incurred in the one-month period ended November 30, 2006. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

8. RECENTLY ISSUED ACCOUNTING STANDARDS

In June 2006, the Financial Accounting Standards Board (FASB) issued
Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an
Interpretation of FASB Statement No. 109" (FIN 48). FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures.
FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, "Fair Value
Measurements" (FAS 157), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

------
24

FINANCIAL HIGHLIGHTS
Life Sciences

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                   2007(1)      2006      2005       2004       2003       2002
PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $5.22     $5.32      $4.69      $4.36      $3.54      $4.87
                    --------  --------   --------   --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(2)            (0.01)    (0.04)     (0.04)     (0.04)     (0.03)     (0.04)
 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 0.61    (0.06)       0.67       0.37       0.85     (1.29)
                    --------  --------   --------   --------   --------   --------
 Total From
 Investment
 Operations             0.60    (0.10)       0.63       0.33       0.82     (1.33)
                    --------  --------   --------   --------   --------   --------
Net Asset
Value,
End of Period          $5.82     $5.22      $5.32      $4.69      $4.36      $3.54
                    ========  ========   ========   ========   ========   ========

TOTAL RETURN(3)       11.49%   (1.88)%     13.43%      7.57%     23.16%   (27.31)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              1.35%(4)     1.46%      1.50%      1.50%      1.50%      1.50%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (0.26)%(4)   (0.67)%    (0.81)%    (0.85)%    (0.89)%    (0.88)%

Portfolio
Turnover Rate            33%      151%       162%       215%       138%       272%

Net Assets,
End of Period
(in thousands)      $105,256  $112,648   $155,835   $155,530   $160,187   $146,324

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
25

Life Sciences

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                   2007(1)      2006       2005       2004      2003       2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $5.29      $5.38      $4.74     $4.40      $3.56      $4.89
                    --------   --------   --------  --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(2)             --(3)     (0.02)     (0.03)    (0.03)     (0.03)     (0.03)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 0.62     (0.07)       0.67      0.37       0.87     (1.30)
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             0.62     (0.09)       0.64      0.34       0.84     (1.33)
                    --------   --------   --------  --------   --------   --------
Net Asset
Value,
End of Period          $5.91      $5.29      $5.38     $4.74      $4.40      $3.56
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(4)       11.72%    (1.67)%     13.50%     7.73%     23.60%   (27.20)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              1.15%(5)      1.26%      1.30%     1.30%      1.30%      1.30%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (0.06)%(5)    (0.47)%    (0.61)%   (0.65)%    (0.69)%    (0.68)%

Portfolio
Turnover Rate            33%       151%       162%      215%       138%       272%

Net Assets,
End of Period
(in thousands)        $2,622     $2,744     $3,953    $3,510     $4,019     $3,365

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Per-share was less than $0.005.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
26

Life Sciences

Advisor Class

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)

                   2007(1)      2006       2005       2004      2003       2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $5.14      $5.25      $4.64     $4.33      $3.51      $4.86
                    --------   --------   --------  --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(2)            (0.02)     (0.05)     (0.05)    (0.05)     (0.04)     (0.05)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 0.60     (0.06)       0.66      0.36       0.86     (1.30)
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             0.58     (0.11)       0.61      0.31       0.82     (1.35)
                    --------   --------   --------  --------   --------   --------
Net Asset
Value,
End of Period          $5.72      $5.14      $5.25     $4.64      $4.33      $3.51
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(3)       11.28%    (2.10)%     13.15%     7.16%     23.36%   (27.78)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              1.60%(4)      1.71%      1.75%     1.75%      1.75%      1.75%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (0.51)%(4)    (0.92)%    (1.06)%   (1.10)%    (1.14)%    (1.13)%

Portfolio
Turnover Rate            33%       151%       162%      215%       138%       272%

Net Assets,
End of Period
(in thousands)           $92       $140       $168      $107        $46        $25

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
27

Life Sciences

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                   2007(1)      2006       2005       2004      2003       2002

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                 $4.97      $5.11      $4.56     $4.28      $3.49      $4.87
                    --------   --------   --------  --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(2)            (0.03)     (0.09)     (0.09)    (0.08)     (0.07)     (0.08)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 0.57     (0.05)       0.64      0.36       0.86     (1.30)
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             0.54     (0.14)       0.55      0.28       0.79     (1.38)
                    --------   --------   --------  --------   --------   --------
Net Asset
Value,
End of Period          $5.51      $4.97      $5.11     $4.56      $4.28      $3.49
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(3)       10.87%    (2.74)%     12.06%     6.54%     22.64%   (28.34)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              2.35%(4)      2.46%      2.50%     2.50%      2.50%      2.50%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (1.26)%(4)    (1.67)%    (1.81)%   (1.85)%    (1.89)%    (1.88)%

Portfolio
Turnover Rate            33%       151%       162%      215%       138%       272%

Net Assets,
End of Period
(in thousands)           $41        $35       $102       $25        $10         $6

(1) Six months ended May 31, 2007 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges.
Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences.
The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
28

Technology

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                   2007(1)      2006       2005      2004      2003(2)    2002(2)

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                $21.10     $19.61    $18.20     $19.58     $14.40     $20.90
                    --------   --------  --------   --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(3)            (0.12)     (0.24)    (0.19)     (0.24)     (0.19)     (0.20)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 2.78       1.73      1.60     (1.14)       5.37     (6.30)
                    --------   --------  --------   --------   --------   --------
 Total From
 Investment
 Operations             2.66       1.49      1.41     (1.38)       5.18     (6.50)
                    --------   --------  --------   --------   --------   --------
Net Asset
Value,
End of Period         $23.76     $21.10    $19.61     $18.20     $19.58     $14.40
                    ========   ========  ========   ========   ========   ========

TOTAL RETURN(4)       12.61%      7.60%     7.75%    (7.05)%     35.97%   (31.10)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              1.51%(5)      1.51%     1.51%      1.50%      1.50%      1.50%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (1.12)%(5)    (1.15)%   (1.06)%    (1.30)%    (1.25)%    (1.20)%

Portfolio
Turnover Rate           143%       385%      388%       279%       218%       251%

Net Assets,
End of Period
(in thousands)      $111,344   $122,353  $137,710   $166,986   $202,884   $127,767

(1) Six months ended May 31, 2007 (unaudited).

(2) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
29

Technology

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                   2007(1)      2006       2005       2004     2003(2)    2002(2)

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                $21.40     $19.84     $18.38    $19.74     $14.50     $21.00
                    --------   --------   --------  --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(3)            (0.10)     (0.20)     (0.15)    (0.20)     (0.16)     (0.20)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 2.82       1.76       1.61    (1.16)       5.40     (6.30)
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             2.72       1.56       1.46    (1.36)       5.24     (6.50)
                    --------   --------   --------  --------   --------   --------
Net Asset
Value,
End of Period         $24.12     $21.40     $19.84    $18.38     $19.74     $14.50
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(4)       12.71%      7.86%      7.94%   (6.89)%     36.14%   (30.95)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              1.31%(5)      1.31%      1.31%     1.30%      1.30%      1.30%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (0.92)%(5)    (0.95)%    (0.86)%   (1.10)%    (1.05)%    (1.00)%

Portfolio
Turnover Rate           143%       385%       388%      279%       218%       251%

Net Assets,
End of Period
(in thousands)        $4,702     $5,051     $6,099    $7,805    $10,191     $8,444

(1) Six months ended May 31, 2007 (unaudited).

(2) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
30

Technology

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
                   2007(1)      2006       2005       2004     2003(2)    2002(2)

PER-SHARE DATA

Net Asset
Value,
Beginning of
Period                $20.72     $19.30     $17.96    $19.37     $14.30     $20.80
                    --------   --------   --------  --------   --------   --------
Income From
Investment Operations

 Net
 Investment
 Income
 (Loss)(3)            (0.15)     (0.28)     (0.24)    (0.27)     (0.20)     (0.20)

 Net
 Realized
 and
 Unrealized
 Gain
 (Loss)                 2.74       1.70       1.58    (1.14)       5.27     (6.30)
                    --------   --------   --------  --------   --------   --------
 Total From
 Investment
 Operations             2.59       1.42       1.34    (1.41)       5.07     (6.50)
                    --------   --------   --------  --------   --------   --------
Net Asset
Value,
End of Period         $23.31     $20.72     $19.30    $17.96     $19.37     $14.30
                    ========   ========   ========  ========   ========   ========

TOTAL RETURN(4)       12.50%      7.36%      7.46%   (7.28)%     35.45%   (31.25)%

RATIOS/SUPPLEMENTAL DATA

Ratio of
Operating
Expenses
to Average Net
Assets              1.76%(5)      1.76%      1.76%     1.75%      1.75%      1.75%

Ratio of Net
Investment
Income (Loss)
to
Average Net
Assets            (1.37)%(5)    (1.40)%    (1.31)%   (1.55)%    (1.50)%    (1.45)%

Portfolio
Turnover Rate           143%       385%       388%      279%       218%       251%

Net Assets,
End of Period
(in thousands)          $120       $139       $109       $78        $18        $54

(1) Six months ended May 31, 2007 (unaudited).

(2) Per-share data has been restated, as applicable, to reflect a 1-for-10 reverse share split that occurred on the close of business on May 16, 2003.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
31

APPROVAL OF MANAGEMENT AGREEMENTS

Life Sciences and Technology

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data
(the "15(c) Providers") concerning Life Sciences and Technology (the "funds")
and the services provided to the funds under the management agreements. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the funds under the management agreements;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the funds and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the funds to the cost of owning similar funds;

* data comparing the funds' performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the funds to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the funds' board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreements, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

------
32

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The
Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreements under the terms ultimately determined by the board to be appropriate, the Directors'
decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreements, the advisor is responsible for providing or arranging for all services necessary for the operation of the funds. The board noted that under the management agreements, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the funds' portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity. In evaluating investment performance, the board expects the advisor to manage the funds in accordance with its investment objectives and approved strategies. In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for

------
33

the funds, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the funds. The Directors also review detailed performance information during the 15(c) Process comparing the funds' performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The funds' performance fell below the median for both the one- and three-year periods during the past year. The board discussed the funds' performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the funds with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the funds, its profitability in managing the funds, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreements, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the funds specifically, the expenses incurred by the advisor in providing various functions to the funds, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the funds increase in size, and through reinvestment in its business to provide shareholders additional content and services.

------
34

COMPARISON TO OTHER FUNDS' FEES. The funds pay the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the funds, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the funds' independent directors (including their independent legal counsel).
Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the funds and provides a direct incentive to minimize administrative inefficiencies. Part of the
Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the funds' unified fee to the total expense ratio of other funds in the funds' peer group. The unified fee charged to shareholders of the funds was above the median of the total expense ratios of their respective peer groups.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the funds. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the funds. The
Directors analyzed this information and concluded that the fees charged and services provided to the funds were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the funds. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the funds or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The
Directors noted that the advisor receives proprietary research from broker-dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the funds, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the funds to determine breakpoints in the funds' fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreements between the funds and the advisor are fair and reasonable in light of the services provided and should be renewed.

------
35

SHARE CLASS INFORMATION

Four classes of shares are authorized for sale by Life Sciences: Investor
Class, Institutional Class, Advisor Class and C Class. Three classes of shares are authorized for sale by Technology: Investor Class, Institutional Class and
Advisor Class. The total expense ratio of Institutional Class shares is lower than that of Investor Class shares. The total expense ratios of Advisor Class and C Class shares are higher than that of Investor Class shares.

INVESTOR CLASS shares are available for purchase in two ways: 1) directly from
American Century without any commissions or other fees; or 2) through certain financial intermediaries (such as banks, broker-dealers, insurance companies and investment advisors), which may require payment of a transaction fee to the financial intermediary.

INSTITUTIONAL CLASS shares are available to large investors such as endowments, foundations, and retirement plans, and to financial intermediaries serving these investors. This class recognizes the relatively lower cost of serving institutional customers and others who invest at least $5 million ($3 million for endowments and foundations) in an American Century fund or at least $10 million in multiple funds. In recognition of the larger investments and account balances and comparatively lower transaction costs, the unified management fee of Institutional Class shares is 0.20% less than the unified management fee of Investor Class shares.

ADVISOR CLASS shares are sold primarily through institutions such as investment advisors, banks, broker-dealers, insurance companies, and financial advisors. Advisor Class shares are subject to a 0.50% annual Rule 12b-1 distribution and service fee. The total expense ratio of Advisor Class shares is 0.25% higher than the total expense ratio of Investor Class shares.

C CLASS shares are sold primarily through employer-sponsored retirement plans and through institutions such as investment advisors, banks, broker-dealers, and insurance companies. C Class shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. There is no CDSC on shares acquired through reinvestment of dividends or capital gains. The unified management fee for C
Class shares is the same as for Investor Class shares. C Class shares also are subject to a Rule 12b-1 distribution and service fee of 1.00%.

All classes of shares represent a pro rata interest in the funds and generally have the same rights and preferences.

------
36

ADDITIONAL INFORMATION

RETIREMENT ACCOUNT INFORMATION

As required by law, any distributions you receive from an IRA or certain
403(b), 457 and qualified plans [those not eligible for rollover to an IRA or to another qualified plan] are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don't want us to withhold on this amount, you must notify us to not withhold the federal income tax. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received notice not to withhold federal income tax prior to the withdrawal. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc. and American Century Global
Investment Management, Inc., the funds' investment advisors, are responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American
Century's website at americancentury.com and on the Securities and Exchange
Commission's website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The funds file their complete schedule of portfolio holdings with the
Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds' Forms N-Q are available on the SEC's website at sec.gov, and may be reviewed and copied at the SEC's Public
Reference Room in Washington, DC. Information on the operation of the Public
Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

------
37

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as indices fund performance comparisons. They are not investment products available for purchase.

The RUSSELL 1000® INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000® GROWTH INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 1000® VALUE INDEX measures the performance of those Russell 1000
Index companies (the 1,000 largest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 2000® INDEX is a market-capitalization weighted index created by
Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL 2000® GROWTH INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL 2000® VALUE INDEX measures the performance of those Russell 2000
Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S.
companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL MIDCAP® INDEX measures the performance of the 800 smallest of the
1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP® GROWTH INDEX measures the performance of those Russell
Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP® VALUE INDEX measures the performance of those Russell
Midcap Index companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries. Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of
U.S. stock market performance.

------
38

The S&P COMPOSITE 1500 INDEX combines the S&P 500, MidCap 400 and SmallCap 600 indices. The S&P COMPOSITE 1500 HEALTH CARE INDEX represents those S&P
Composite 1500 companies in two main industry groups: Health care equipment and supplies companies or companies that provide health care related services, and companies that provide research, development, production and marketing of pharmaceuticals and biotechnology products. The S&P COMPOSITE 1500 TECHNOLOGY
INDEX represents those S&P Composite 1500 companies in two main industry groups: Technology software and services companies, and technology hardware and equipment companies.

------
39

NOTES

------
40

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTOR SERVICES REPRESENTATIVE:
1-800-345-2021 or 816-531-5575

BUSINESS, NOT-FOR-PROFIT,
EMPLOYER-SPONSORED RETIREMENT PLANS:
1-800-345-3533

BANKS AND TRUST COMPANIES, BROKER-DEALERS,
FINANCIAL PROFESSIONALS, INSURANCE COMPANIES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

                                              PRSRT STD
American Century Investments              U.S. POSTAGE PAID
P.O. Box 419200                            AMERICAN CENTURY
Kansas City, MO 64141-6200                    COMPANIES

American Century Investment Services, Inc., Distributor

©2007 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

0707
SH-SAN-55133S

ITEM 2. CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedule of  investments  is included as part of the report to  stockholders filed under Item 1 of this Form.

ITEM 7.  DISCLOSURE  OF PROXY VOTING  POLICIES  AND  PROCEDURES  FOR  CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY  SECURITIES  BY  CLOSED-END  MANAGEMENT  INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11. CONTROLS AND PROCEDURES.

(a)  The  registrant's  principal  executive  officer  and  principal  financial officer  have  concluded  that the  registrant's  disclosure  controls  and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940)  are  effective  based on their  evaluation  of  these  controls  and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the  registrant's  internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment  Company Act of
     1940) that occurred  during the  registrant's  second fiscal quarter of the period  covered  by this  report  that  have  materially  affected,  or are reasonably likely to materially affect,  the registrant's  internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and  principal  financial  officer,  pursuant  to  Section  302  of the
         Sarbanes-Oxley  Act of 2002  and Rule  30a-2(a)  under  the  Investment
         Company  Act  of  1940,  are  filed  and  attached  hereto  as  Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's  chief executive  officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:      /s/  Jonathan S. Thomas
         --------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President

Date:    July 20, 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By:      /s/  Jonathan S. Thomas
         ---------------------------------------------------
         Name:      Jonathan S. Thomas
         Title:     President
                    (principal executive officer)

Date:    July 20, 2007

By:      /s/  Robert J. Leach
         ---------------------------------------------------
         Name:      Robert J. Leach
         Title:     Vice President, Treasurer, and
                    Chief Financial Officer
                    (principal financial officer)

Date:    July 20, 2007